UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts	02199-8197
(Address of principal executive offices)	(Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

September 30, 2018

Loomis Sayles Global Allocation Fund

Loomis Sayles Growth Fund

LOOMIS SAYLES GLOBAL ALLOCATION FUND

Managers	Symbols
Daniel J. Fuss, CFA®, CIC	Class A LGMAX
Eileen N. Riley, CFA®	Class C LGMCX
David W. Rolley, CFA®	Class N LGMNX
Lee M. Rosenbaum	Class Y LSWWX
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

Global equity markets experienced widely divergent results in the 12-month period ending September 30, 2018, reflecting the broad range of economic and political trends that influenced sentiment across the major regions.

In the United States, stocks surged and finished the period just short of an all-time high (as gauged by the S&P 500® Index). US equities were boosted by the persistent strength of the US economy and associated increases in consumer, business and investor confidence. The improvement in growth also fed through to corporate profits, leading to better-than-expected results and prompting analysts to ramp up their estimates for future earnings. These developments outweighed concerns related to trade policy and ongoing interest rate increases by the US Federal Reserve, resulting in robust, broad-based gains for US equities. Growth stocks, especially those in the technology sector, were particularly strong performers. Conversely, value stocks lagged considerably amid reduced investor demand for defensive, dividend-paying companies.

The story was somewhat different overseas. The developed foreign markets came under pressure from early February onward as economic growth failed to meet the optimistic expectations that existed late in 2017. In addition, European equities faced the headwinds of tighter central bank policy and populist political movements. Emerging market stocks also weakened, largely because of protectionism in the United States and economic turmoil in countries such as Argentina and Turkey. The downturn in most foreign currencies against the US dollar also weighed on non-US equities.

Corporate credit spreads (the difference in yield between credit and Treasury securities of similar maturity) generally narrowed in the fourth quarter of 2017 on the back of solid economic numbers, stronger oil prices and the US Republican Party’s tax plan. However, spreads generally widened from January through the rest of the period, despite healthy profits and positive cyclical dynamics. Rising trade tensions, emerging market volatility and political instability in the euro zone periphery lowered investor confidence and likely contributed to reduced global demand for credit in the latter half of the year.

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US Treasury yields rose higher during the period and uncertainty outside of the United States resulted in a stronger US dollar and tighter global financial conditions, particularly in the second half of the period. Unsteady global risk appetite, tighter US monetary policy and capital inflows in the wake of rising volatility appear to have helped sustain the dollar rally.

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles Global Allocation Fund returned 9.49% at net asset value. The Fund underperformed its benchmark, the MSCI ACWI (Net), which returned 9.77%.

Explanation of Fund Performance

In equities, the three largest detractors were Dufry, NVR, and Julius Baer. Shares of Dufry underperformed over the period. Concerns around slower organic sales growth as compared to recent trends and top line growth weighed on stock performance. Further, concerns around volatility in emerging market currencies and the impact on traveler purchasing power also contributed to the stock’s weakness. Dufry rates highly across our quality criteria; it operates in a largely oligopolistic market structure that is well-positioned to benefit from global airline passenger growth. Its long tenured management team has smartly allocated capital, significantly increasing the company’s scale via acquisitions over the last decade. Today it has a highly diversified business model, geographically as well as by store concepts, with a mix of general shops, proprietary concepts (e.g., Hudson News) and branded boutiques (e.g., Coach). As a store operator, it is capital-lite, operating under medium-term contracts. We expect intrinsic value growth to be driven by revenues — passenger growth, square footage increases, bolt-on acquisitions, and growing initiatives such as its loyalty program — and margin expansion as it continues to leverage its scale. Using normalized earnings, the stock is attractively valued on our discounted cash flow methodology.

Shares of NVR, one of the largest home builders in the US, underperformed over the period. While revenue and earnings per share growth were healthy, the company reported lower growth rates in orders, which contributed to weakness in the shares. We believe the company has a healthy backlog and our long-term investment thesis remains intact. The company rates highly across our quality criteria. By focusing on home building rather than land development, the company has a unique asset-lite business model. It leverages purchase agreements to acquire pre-sold finished lots which significantly reduces its capital requirements. This model allowed the company to remain cash flow positive during the 2008 housing crisis. Its scale supports strong relationships with land developers and subcontractors as well as creates purchasing power. The company has a solid management team — the strength of which is demonstrated by the company’s cash flow generation and return on invested capital metrics. The CEO has been in place since 2005 and was previously the CFO for 12 years. Management also has meaningful company ownership, aligning its interests with shareholders. We expect intrinsic value to be driven by revenue growth, margin expansion, and capital allocation. A continued modest recovery in housing

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

and favorable demographics provide further support to its business. Valuation is attractive based on our discounted cash flow methodology.

Shares of Julius Baer, a Swiss-based global wealth management company, have been weak over the period. Net interest income in the first half was disappointing, indicating that price competition for deposits may be heating up. Additionally, client transactions in Asia have been weak, reflecting client concerns around a potential trade war. Despite these short-term challenges, we are confident of the company’s quality and its strong organic growth potential, driven by continued inflows of new client assets and by bolt-on acquisitions.

Individual bond choices in the Communications sectors, in particular among select US cable and wireless companies failed to keep pace. Certain bonds held from the consumer Cyclical sectors, in particular among select automotive, retailers, and home construction, also detracted.

Allocation to emerging market currencies was negative as increased trade war rhetoric and heightened volatility dampened the risk appetite for emerging market assets. In particular, exposure to the Argentine peso, Brazilian real, South African rand, Mexican peso, and Indonesian rupiah detracted from results. Issuer selection among emerging market hard currency names, particularly those from Brazil and Argentina, detracted as emerging market assets were under pressure during the period and country vulnerabilities came into focus.

In equities, the top three individual contributors were Amazon, Sherwin-Williams, and UnitedHealth Group.

Amazon shares outperformed during the year as the company continues to deliver strong growth, led by Amazon Web Services, Subscription Services, and other revenues (primarily advertising). The composition of growth is becoming increasingly relevant for Amazon, as these segments will likely carry operating margins well above the company average. This mix effect, coupled with restrained growth in capital leases and headcount, has resulted in substantial profitability improvements in the last two quarters. We would also highlight Amazon’s planned acquisition of PillPack Pharmacy during the period — vaulting the e-Commerce giant into yet another attractive market. The company has a long history of identifying and disrupting large profit pools in established industries — either through organic or inorganic investment — and we believe that this acquisition could be a springboard for future expansion into the healthcare arena. While Amazon will bring immediate scale to the PillPack platform, the PillPack business could conversely help Amazon to grow its Prime membership base among older individuals, given that PillPack’s customer base skews to this demographic.

Sherwin-Williams performed well over the past year, demonstrating strong pricing power despite persistently rising raw material costs. Same store sales in the company’s core paint stores business steadily grew in the mid- to high single digits throughout the year and the company delivered solid gains in performance coatings. Performance also improved in the consumer brands segment, which struggled throughout 2017. Integration of the Valspar business continues apace, and the margin and revenue synergies from the acquisition are

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becoming increasingly meaningful. We believe the company is likely to continue to reduce debt through year-end, with an eye towards more balanced capital allocation in 2019.

Shares of UnitedHealth Group (UNH) rose steadily over the 12-month period. The company has continued its pattern of positive long-term execution of its business model. As the largest Managed Care Organization (MCO) with ~45 million members, UNH benefits from scale advantages, specifically greater underwriting experience and the ability to leverage non-medical costs. Via its Optum businesses, the company has accumulated valuable medical trend data over decades, providing insights which it leverages for its own MCO as well as external clients. UNH rates highly across our quality dimensions; the company has consistently returned cash to shareholders via its growing dividend and share buybacks. It has a strong track record of acquisitions, including Surgical Care Affiliates, Advisory Board, and DaVita Medical Group. We expect intrinsic value growth to be driven by organic top-line growth and modest margin expansion, as well as by continued share repurchases. UNH will also be a beneficiary of lower US tax rates. Valuation is attractive based on our discounted cash flow methodology.

In fixed income, corporate credit allocation was a positive source of returns during the period. Particularly helpful to performance were allocations to the consumer (cyclical and non-cyclical), banking, technology, communications, and energy sectors.

Allocations to high yield corporate issuers also contributed to positive performance. US high yield holdings lifted results as they generally outpaced higher grade names and proved among the more resilient fixed income segments during the period, aided by pockets of strength and the benefit of higher income to offset the effects of rising yields.

Holdings within the insurance sector and issuers from the supermarkets and healthcare sectors were additive. Energy issuers, in particular, US Independent and Midstream, also added value during the period.

Limited exposure to poor performing peripheral Eurozone country government bonds such as those from Italy was also positive.

Outlook

Continued positive corporate earnings reports and global growth provide broad support for equities. However, we expect recent volatility to continue, particularly as trade tensions show little sign of easing. The longer uncertainty persists around trade, the greater the risk that global growth decelerates. Companies may delay capital expenditures and hiring or preemptively make decisions regarding their supply chains — leaving a less efficient global supply chain, thus raising the cost of doing business. We also anticipate continued negative news flow surrounding the technology sector (e.g., data privacy, market concentration) which may pressure stocks; however we expect companies to continue to show resiliency over the long term. Whether it’s search, e-commerce or social media, these services remain highly desired by consumers. As such, we anticipate their share of digital advertising dollars will continue to grow. While new regulations may increase operating costs, we remain confident that our holdings’ business models will prove resilient.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

Renewed confidence in global growth, combined with credible monetary and fiscal policy measures, may help take pressure off emerging market and European risk assets. Disappointment, however, could prove disruptive.

Growth in China still looks set to slow moderately due to tighter financial regulations and environmental cleanup efforts. While we don’t expect a sharp rise in debt-financed fiscal initiatives by China as seen in the past, we do anticipate some modest easing of regulatory clamp-down efforts to help offset the growing downside risks to growth from US and Chinese tariffs.

Strong earnings have given global corporate credit investors confidence to stay the course, and we anticipate the vast majority of corporate industries will maintain stable credit fundamentals. A credit cycle is a cyclical pattern that follows credit availability, and corporate health behavior, such as accelerated mergers and acquisitions activity or an overly aggressive US Federal Reserve (Fed), could induce volatility. Euro investment grade credit should see stability, with reasonable valuations, healthy fundamentals and continued technical support from European Central Bank corporate buying. The UK remains hampered by the Brexit overhang, and we expect elements of contentious negotiations, both within the UK and with the EU, to be a market driver for the UK and possibly the broader European asset markets.

Valuations indicate the US dollar is expensive, but there appears to be no near-term cyclical catalyst to revert it toward fair value. Strong momentum in the US looks more likely to stick in the quarters ahead relative to the rest of the world. The Fed looks likely to stay on its current course, but we’re watching for more dovish signals that might suggest the rate hiking cycle is coming to an end sooner than anticipated. The Trump administration prefers a weaker dollar; a healthier growth and inflation trajectory in Europe and abroad may help in this regard, but only so long as China helps contain any renewed pressure on its currency.

To the extent that these events create shifts in sentiment and cause short-term volatility, they can also provide us with entry points to build long-term positions in high-quality companies and opportunities to trim or sell positions at what we consider attractive levels. Rather than try to predict macro events, we focus on companies with sustainable business models and a compelling valuation.

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Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2008 through September 30, 2018

See notes to chart on page 7.

Top Ten Holdings as of September 30, 2018

Security Name		% of net assets
1	Sherwin-Williams Co. (The)	3.15%
2	Roper Technologies, Inc.	3.04
3	AIA Group Ltd.	2.79
4	Amazon.com, Inc.	2.68
5	Danaher Corp.	2.62
6	Alibaba Group Holding Ltd., Sponsored ADR	2.43
7	Marriott International, Inc., Class A	2.28
8	UnitedHealth Group, Inc.	2.23
9	Nestle S.A., (Registered)	2.23
10	Northrop Grumman Corp.	2.15

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20184

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 5/1/96)
NAV	9.49%	8.48%	10.36%	—%	0.93%	0.93%

Class A (Inception 2/1/06)
NAV	9.26	8.23	10.08	—	1.18	1.18
With 5.75% Maximum Sales Charge	2.97	6.96	9.43	—

Class C (Inception 2/1/06)
NAV	8.46	7.41	9.26	—	1.93	1.93
With CDSC[1]	7.46	7.41	9.26	—

Class N (Inception 2/1/17)
NAV	9.60	—	—	13.85	0.87	0.87

Comparative Performance
MSCI ACWI (Net)[2]	9.77	8.67	8.19	14.48
Blended Index[3]	5.28	5.55	6.30	9.57

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index. The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES GROWTH FUND

Manager	Symbols
Aziz V. Hamzaogullari, CFA®	Class A LGRRX
Loomis, Sayles & Company, L.P.	Class C LGRCX
Class N LGRNX
Class Y LSGRX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

US equity markets surged during the 12-month period ending September 30, 2018, and finished just short of an all-time high (as gauged by the S&P 500® Index). US equities were boosted by the persistent strength of the US economy and associated increases in consumer, business and investor confidence. The improvement in growth also fed through to corporate profits, leading to better-than-expected results and prompting analysts to ramp up their estimates for future earnings. These developments outweighed concerns related to trade policy and ongoing interest rate increases by the US Federal Reserve, resulting in robust, broad-based gains for US equities. Growth stocks, especially those in the technology sector, were particularly strong performers. Conversely, value stocks lagged considerably amid reduced investor demand for defensive, dividend-paying companies.

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of Loomis Sayles Growth Fund returned 17.25% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned 26.30%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30–40 names.

The Fund’s positions in Schlumberger, Cerner, and Yum China detracted the most from performance. Stock selection in the information technology, healthcare, consumer staples, energy, financials and industrials sectors, along with our allocations in the consumer staples, consumer discretionary, energy, healthcare and financials sectors, detracted from relative performance.

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Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the international oil and gas exploration and production industry. Over its 90-year history, Schlumberger has built a brand and reputation for delivering consistent service and product excellence across the spectrum of exploration, drilling, and production. Only a few companies can compete with the scope of Schlumberger’s integrated suite of products and services, and even fewer can compete with the scale and depth of its technology and service execution. The company reported global sales that rose 13% compared with the year-ago period, but stocks in the oil services sector came under pressure on short-term concerns around slowing activity in North America due to insufficient takeaway capacity in the Permian basin, as well as potential impacts on oil demand from trade disputes and emerging market weakness. In markets outside of North America, which have historically accounted for approximately 75% of revenue, the company continued to experience low demand growth for its services. Customer spending has lagged the rebound in oil prices as companies continue to repair their balance sheets following years of low prices. However, North America revenues grew over 50% during the period as the company redeployed idle capacity to accommodate growing drilling and well completion activity. While management has been prematurely optimistic about a recovery outside of the United States, based on contracts Schlumberger has already won, management indicated that international growth in 2019 would be in the double digits. Over a two-year period, which began in 2014 and saw industry spending fall by over 50%, Schlumberger gained share and maintained leading margins, while several competitors posted losses or very thin margins. Schlumberger was one of the few companies to generate positive free cash flow during the downturn, and continued to invest to strengthen its ability to offer integrated solutions to clients. Increasing consumption in emerging markets and the need to replace naturally depleting reservoirs creates long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oilfield services like those Schlumberger provides are key to accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as market supply-demand normalizes.

Cerner is a leading supplier of healthcare information technology (HCIT) solutions. Connecting providers and patients at more than 27,000 facilities worldwide, Cerner offers mission-critical enterprise software for the clinical, financial, and operational needs of healthcare organizations of every size. Managed with long-term vision and a culture of research and development, Cerner is able to deliver innovative and relevant solutions for its clients, and its products are deeply embedded in client workflows. As a result, switching costs are high and client relationships can last for decades. Cerner reported financial results during the period that were fundamentally solid, but mixed from an expectations standpoint due in part to the timing of several large new contracts that were delayed but ultimately signed. The decision to purchase and integrate enterprise HCIT represents a critical decision for an organization which can last for over a decade. Given the size and scope of the contracts, the timing of new contracts can be difficult to predict. While volatile on a quarterly basis, new bookings rose approximately 15% over the prior-year period and included a large, ten-year contract with the Department of Veterans Affairs

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(VA) that could have a value of up to $10 billion and provides Cerner with greater revenue visibility. Over 25% of new bookings were from outside the company’s installed base of users, representing clients that are new to the company. Revenues grew in the mid-single digits year over year, while operating margins declined, in part due to growth investments. We expect margins will begin to expand again next year. Well positioned to capitalize on the secular increase in spending on HCIT, we believe that Cerner can grow revenue in the high single digits over our investment horizon, with faster growth in earnings and cash flow as the company improves margins and benefits from lower capital intensity.

Yum China is the largest restaurant company in China, operating over 8,100 restaurants primarily under the KFC and Pizza Hut brands. With its iconic brands, large and complex supply-chain infrastructure, decades of experience as a restaurant operator in China, and real estate procurement expertise, we believe Yum China is well positioned to benefit from the secular growth of consumer spending on restaurants in China. The company, a Fund holding since the fourth quarter of 2016 when it was spun off from existing Fund holding Yum! Brands, was among the top detractors for the period. After multiple quarters of strong growth at the company’s larger, more profitable KFC segment, the company reported that KFC segment growth slowed in the most recent quarter, and it continues to experience challenges in its Pizza Hut business, which has been in the midst of a multi-year recovery. Shares reacted negatively in September following unconfirmed reports that the company rejected an unsolicited acquisition proposal from a private investor group for $46 per share. The company has not acknowledged the rumors. Despite underperformance in recent results, we believe management has proven adept at identifying business weaknesses, and devising and executing credible strategies for improvement. The slowdown in sales at KFC was the first since the segment began a strong recovery two years ago following food safety concerns and slowing consumer spending. Pizza Hut in 2017 recorded its first full year of positive same-store sales growth since 2013, but the turnaround remains in progress. The company continues to have success with its loyalty programs and delivery initiatives, with delivery sales growing faster than total sales for both brands. The company’s loyalty programs grew to over 180 million members from approximately 100 million one year ago. Overall, we believe the long-term secular growth driver remains intact as food options such as Pizza Hut and KFC become increasingly affordable to an emerging middle class with rising levels of disposable income. We expect this demand will drive unit growth in China for both restaurant brands, as per capita penetration is much lower than in developed countries. We believe the company’s long-term opportunity for increased sales due to unit growth and consumer recovery, and the resulting improvement in margins and free cash flow, are not reflected in current market expectations. We believe the shares of all three detractors are selling at a significant discount to our estimate of intrinsic value and offer compelling reward-to-risk opportunities. During the period, we added to our holdings in each company as near-term price weakness increased the attractiveness of the reward-to-risk opportunity.

The Fund’s positions in Amazon, Visa, and Cisco Systems contributed the most to performance. Stock selection in the consumer discretionary sector, along with our

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allocations in the industrials and information technology (IT) sectors, contributed positively to relative performance.

Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, Amazon possesses strong and sustainable competitive advantages that would be difficult to replicate. In e-commerce these include its brand, scale, network advantage, technology platform, and logistics and distribution systems. The AWS business benefits from its massive scale, which allows it to pass along cost savings while continuing to innovate. Amazon reported healthy fundamentals and strong growth in revenue during the period. With gross merchandise volume (GMV) growing, by our estimates, well above growth in the teens for US e-commerce and low single-digit growth in global retail sales, the company continued to take market share. AWS also posted impressive revenue growth, exceeding a $24 billion annual run rate, that was many multiples higher than our estimate of single-digit growth in overall enterprise IT spending. Under the thoughtful leadership of founder Jeff Bezos, Amazon continued rapid investment in key areas that capitalize on its strength, focusing on businesses with high, durable growth prospects and strong financial returns. With an increasing shift to higher-margin product categories such as third-party sales, AWS, and advertising, gross margins expanded during the period. Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets. The secular shift in consumer preference from traditional brick-and-mortar retail to online retail is the primary growth driver for Amazon, but both markets benefit from secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. We believe the shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products including credit cards, debit cards — which Visa invented — and transaction security services known as tokenization. Visa has one of the world’s most recognized brands, which took decades and significant investment to build. Through its open-loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants, merchants’ banks, card-issuer banks and cardholders in more than 200 countries. A global network with 3.3 billion Visa-branded cards outstanding that are accepted by over 46 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the period, Visa reported revenue and earnings that were strong and above market expectations. Payment dollar volume growth in the low double digits benefited from stronger global growth, but was well above the growth in the approximately $45 trillion of global personal consumer expenditures, demonstrating the strength of the long-term secular shift from cash to electronic payments. We estimate Visa can generate

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double-digit cash flow growth over our forecast period. As the company continues to scale its businesses in regions around the world, we expect it will be able to increase cash flow growth, expand margins, and improve its return on invested capital. We believe the shares are trading at a significant discount to our estimate of intrinsic value, offering a compelling reward-to-risk opportunity.

Cisco designs, manufactures, and markets internet networking equipment, primarily at the high end of the market. We believe Cisco’s scale, end-to-end architecture solutions, and large installed customer base uniquely position the company to benefit from exponential growth in internet traffic, which will require a corresponding exponential increase in bandwidth capacity. Cisco returned to positive year-over-year revenue growth and finished its 2018 fiscal year with record quarterly revenues and earnings per share (EPS). Cisco is transitioning its business to a software and product subscription model, where a portion of revenue that was previously recognized up front is now earned as recurring revenue over time, which creates a near-term revenue headwind. However, over the long run, we believe the subscription model contributes to a higher customer lifetime value and will improve the overall quality of the business by increasing the visibility of future revenue streams, lowering cyclicality, and raising profitability. New innovation is enabling Cisco to expand product recurring revenue beyond its smaller collaboration, wireless, and security businesses and into its core networking products. In its large campus switching business, where Cisco is the market leader, Cisco had previously been unable to drive growth because it lacked the innovation needed to spark an upgrade cycle. However, a unique automation feature in the company’s next-generation Catalyst 9000 series switching product reduces customer operating expenses — which represent the lion’s share of IT department operating budgets — and creates an economic incentive to upgrade. That product, announced in mid-2017, has become Cisco’s fastest-growing product innovation in history, with almost 10,000 new customers — most of which are opting for the highest-level subscription services. Another attraction of the subscription model is that it allows customers to more easily adopt future functionality and innovations, making it less likely that customers will base their decisions solely on the price of competing hardware options. Cisco expects to extend this model to other core products, which we believe will contribute to recurring revenue within the product segment growing from approximately 12% today to approximately 40% over our investment time horizon. Total recurring revenue accounted for approximately 32% of total company revenue, which we believe can exceed 50% over the next decade. Leading with its unique end-to-end architecture, including differentiated cloud-enabled hardware and software solutions, Cisco is well positioned to benefit from the ever increasing demand for internet bandwidth capability. We believe the shares are selling at a discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period, we initiated new positions in Starbucks and

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Colgate-Palmolive. We added to our existing holdings in Oracle, Schlumberger, Regeneron Pharmaceuticals, Cerner, Procter & Gamble and Yum China. We trimmed our existing positions in Varian Medical Systems, Cisco, United Parcel Service, and American Express. We also trimmed our positions in Alibaba and Amazon as they approached our maximum allowable position size. We sold our position in Analog Devices as it approached our estimate of intrinsic value.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer staples, energy, financials, and healthcare sectors and underweight positions in the industrials, consumer discretionary and information technology sectors. We did not own positions in the real estate, materials, telecommunication services or utilities sectors.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2008 through September 30, 2018

See notes to chart on page 15.

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Top Ten Holdings as of September 30, 2018

Security Name		% of net assets
1	Amazon.com, Inc.	7.71%
2	Visa, Inc., Class A	5.97
3	Oracle Corp.	5.16
4	Facebook, Inc., Class A	4.93
5	Alibaba Group Holding Ltd., Sponsored ADR	4.65
6	Autodesk, Inc.	4.52
7	Microsoft Corp.	3.60
8	Regeneron Pharmaceuticals, Inc.	3.55
9	Monster Beverage Corp.	3.55
10	QUALCOMM, Inc.	3.35

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20183

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 5/16/91)
NAV	17.25%	16.10%	13.34%	—%	0.66%	0.66%

Class A (Inception 12/31/96)
NAV	16.98	15.82	13.01	—	0.91	0.91
With 5.75% Maximum Sales Charge	10.23	14.47	12.34	—

Class C (Inception 9/12/03)
NAV	16.09	14.95	12.18	—	1.66	1.66
With CDSC[1]	15.09	14.95	12.18	—

Class N (Inception 2/1/13)
NAV	17.40	16.14	—	16.61	0.58	0.58

Comparative Performance
Russell 1000® Growth Index[2]	26.30	16.58	14.31	17.35

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

15  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  16

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

17  |

LOOMIS SAYLES GLOBAL ALLOCATION FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,029.40	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.87
Class C
Actual	$1,000.00	$1,025.70	$9.70
Hypothetical (5% return before expenses)	$1,000.00	$1,015.49	$9.65
Class N
Actual	$1,000.00	$1,031.00	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20
Class Y
Actual	$1,000.00	$1,030.60	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.16%, 1.91%, 0.83% and 0.91% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,095.60	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61
Class C
Actual	$1,000.00	$1,091.40	$8.70
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.39
Class N
Actual	$1,000.00	$1,098.00	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
Class Y
Actual	$1,000.00	$1,097.30	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.35

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.91%, 1.66%, 0.57% and 0.66% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  18

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of

19  |

funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2017, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Global Allocation Fund	2%	1%	6%
Loomis Sayles Growth Fund	24%	3%	5%

|  20

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds included have expense caps in place, and the Trustees considered that the current expenses of each Fund were below its cap. The Trustees also noted that the total advisory fee rates for the Funds were at or below the medians of their respective peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to

21  |

each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Global Allocation Fund had breakpoints in its advisory fee and that all of the Funds were subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2019.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 66.2% of Net Assets
	Canada — 1.6%
609,200	CGI Group, Inc., Class A(a)	$39,278,579

	China — 2.4%
359,704	Alibaba Group Holding Ltd., Sponsored ADR(a)	59,264,831

	France — 1.6%
284,260	Thales S.A.	40,387,889

	Hong Kong — 2.8%
7,638,800	AIA Group Ltd.	68,114,525

	India — 0.7%
634,450	HDFC Bank Ltd.	17,524,813

	Japan — 1.1%
519,987	Nomura Research Institute Ltd.	26,258,307

	Sweden — 2.0%
1,085,734	Assa Abloy AB	21,762,323
932,874	Atlas Copco AB, Class A	26,827,751

		48,590,074

	Switzerland — 6.5%
238,849	Dufry AG, (Registered)	26,986,029
26,470	Geberit AG, (Registered)	12,285,830
481,683	Julius Baer Group Ltd.	24,072,640
654,593	Nestle S.A., (Registered)	54,486,063
249,570	Temenos AG, (Registered)	40,648,074

		158,478,636

	United Kingdom — 4.6%
1,320,288	Halma PLC	24,856,883
11,482,864	Legal & General Group PLC	39,200,122
496,011	London Stock Exchange Group PLC	29,639,992
192,434	Reckitt Benckiser Group PLC	17,578,845

		111,275,842

	United States — 42.9%
217,171	Accenture PLC, Class A	36,962,504
21,729	Alphabet, Inc., Class C(a)	25,932,910
42,205	Alphabet, Inc., Class A(a)	50,944,811
32,661	Amazon.com, Inc.(a)	65,419,983
4,058	Arconic, Inc.	89,317
9,032	Booking Holdings, Inc.(a)	17,919,488
595,150	CBRE Group, Inc., Class A(a)	26,246,115
490	Cincinnati Bell, Inc.(a)	7,816
590,116	Danaher Corp.	64,122,005
670	Dex Media, Inc.(a)(b)	7,035
207,954	EOG Resources, Inc.	26,528,692
222,799	Facebook, Inc., Class A(a)	36,641,524
174,352	Goldman Sachs Group, Inc. (The)	39,096,692
543,099	Intercontinental Exchange, Inc.	40,672,684

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
	United States — continued
292,063	LyondellBasell Industries NV, Class A	$29,939,378
221,239	M&T Bank Corp.	36,402,665
422,846	Marriott International, Inc., Class A	55,828,357
300,905	McCormick & Co., Inc.	39,644,234
53,766	Mettler-Toledo International, Inc.(a)	32,742,419
165,443	Northrop Grumman Corp.	52,506,645
7,626	NVR, Inc.(a)	18,842,321
157,681	Parker Hannifin Corp.	29,002,266
250,529	Roper Technologies, Inc.	74,209,195
197,860	S&P Global, Inc.	38,659,865
169,319	Sherwin-Williams Co. (The)	77,075,702
368,575	Texas Instruments, Inc.	39,544,412
160,120	Travelers Cos., Inc. (The)	20,769,165
74,657	Tyler Technologies, Inc.(a)	18,295,444
205,236	UnitedHealth Group, Inc.	54,600,985

		1,048,654,629

	Total Common Stocks (Identified Cost $1,190,734,121)	1,617,828,125

Principal Amount (‡)
Bonds and Notes — 23.7%
Non-Convertible Bonds — 23.2%
	Argentina — 0.2%
$775,000	Provincia de Buenos Aires, 9.125%, 3/16/2024, 144A	718,750
535,000	Republic of Argentina, 6.875%, 4/22/2021	510,925
2,460,000	Republic of Argentina, 7.125%, 6/28/2117	1,912,650
1,390,000	Republic of Argentina, 7.625%, 4/22/2046	1,127,304
355,000	YPF S.A., 8.750%, 4/04/2024, 144A	353,935
17,745,000	YPF S.A., 16.500%, 5/09/2022, 144A, (ARS)	268,023

		4,891,587

	Australia — 0.2%
1,675,000	Australia Government Bond, Series 133, 5.500%, 4/21/2023, (AUD)(c)	1,380,488
1,150,000	Commonwealth Bank of Australia, 2.250%, 3/10/2020, 144A(c)	1,135,284
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A(c)	621,385
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	112,826
935,000	National Australia Bank, 2.500%, 1/12/2021(c)	916,010
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	90,429

		4,256,422

	Belgium — 0.1%
1,040,000	Anheuser-Busch InBev Finance, Inc., 3.650%, 2/01/2026	1,010,564
440,000	Solvay Finance (America) LLC, 3.400%, 12/03/2020, 144A	439,547

		1,450,111

	Brazil — 0.6%
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	821,400
8,500(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2025, (BRL)	1,984,195

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brazil — continued
2,250(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2019, (BRL)	$561,347
8,815(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	2,205,319
2,300(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	523,123
1,085,000	Brazilian Government International Bond, 4.625%, 1/13/2028	993,328
1,000,000	CIMPOR Financial Operations BV, 5.750%, 7/17/2024, 144A	705,010
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	382,000
1,100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(c)	1,104,136
1,045,000	Klabin Finance S.A., 5.250%, 7/16/2024	1,010,933
1,140,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,082,772
2,685,000	Petrobras Global Finance BV, 5.999%, 1/27/2028	2,476,913
300,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	278,775
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	540,500
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	506,255

		15,176,006

	Canada — 2.7%
447,260	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(c)	444,106
895,000	Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031, 144A(c)	850,966
1,010,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,013,975
815,000	Bank of Montreal, 1.750%, 6/15/2021, 144A(c)	783,525
3,000,000	BMW Canada Auto Trust, Series 2017-1A, Class A2, 1.677%, 5/20/2020, 144A, (CAD)(c)	2,313,971
12,965,000	Canadian Government Bond, 0.500%, 3/01/2022, (CAD)(c)	9,455,371
25,500,000	Canadian Government Bond, 0.750%, 3/01/2021, (CAD)(c)	19,056,544
15,925,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)(c)	12,297,875
970,000	Canadian Imperial Bank of Commerce, 1.600%, 9/06/2019(c)	958,977
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)(c)	924,698
430,000	Enbridge, Inc., 2.900%, 7/15/2022	417,079
905,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(c)	681,758
1,335,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(c)	1,023,733
6,165,000	Province of Ontario Canada, 1.250%, 6/17/2019(c)	6,100,238
7,200,000	Province of Ontario Canada, 1.875%, 5/21/2020(c)	7,068,096
1,690,000	Tornoto-Dominion Bank (The), Series GMTN, 3.500%, 7/19/2023(c)	1,686,868

		65,077,780

	Chile — 0.5%
815,000,000	Bonos de la Tesoreria de la Republica de Chile, 4.500%, 3/01/2026, (CLP)(c)	1,239,513
1,250,000	Corp. Nacional del Cobre de Chile, 3.625%, 8/01/2027, 144A(c)	1,195,288
1,700,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025(c)	1,725,755
1,160,000	Corp. Nacional del Cobre de Chile, 4.500%, 9/16/2025, 144A(c)	1,177,574
525,000	Enel Chile S.A., 4.875%, 6/12/2028	529,673
250,000	Engie Energia Chile S.A., 5.625%, 1/15/2021, 144A	259,166
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(c)	799,906
240,000	Latam Airlines Group S.A., 7.250%, 6/09/2020, 144A	245,119

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — continued
$748,651	Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.200%, 8/15/2029	$720,576
473,492	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	458,104
950,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	922,688
935,000	Republic of Chile, 3.240%, 2/06/2028(c)	895,730
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(c)	1,108,800

		11,277,892

	China — 0.3%
920,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027(c)	857,527
795,000	Baidu, Inc., 3.875%, 9/29/2023	787,360
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(c)	403,925
835,000	Country Garden Holdings Co. Ltd., 7.500%, 3/09/2020	850,141
905,000	Industrial & Commercial Bank of China Ltd., 2.957%, 11/08/2022(c)	872,076
890,000	Longfor Group Holdings Ltd., 3.900%, 4/16/2023	843,285
985,000	Sinopec Group Overseas Development 2017 Ltd., 2.375%, 4/12/2020, 144A(c)	968,777
500,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A(c)	484,271
1,820,000	Three Gorges Finance I Cayman Islands Ltd., 3.150%, 6/02/2026(c)	1,697,641
900,000	Yingde Gases Investment Ltd., 6.250%, 1/19/2023	868,730

		8,633,733

	Colombia — 0.2%
435,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, (COP)	153,721
830,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	293,307
2,140,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)(c)	726,788
575,000	Republic of Colombia, 3.875%, 4/25/2027	557,750
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	70,717
6,150,000,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(c)	2,176,045

		3,978,328

	Denmark — 0.0%
670,000	Danske Bank AS, 3.875%, 9/12/2023, 144A	656,221

	Dominican Republic — 0.1%
1,410,000	Dominican Republic, 5.500%, 1/27/2025, 144A	1,415,287
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	602,355
995,000	Dominican Republic, 6.000%, 7/19/2028, 144A	1,014,462
425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	483,438

		3,515,542

	France — 0.5%
970,000	Air Liquide Finance S.A., 1.375%, 9/27/2019, 144A(c)	955,673
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	289,966
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A	199,618
1,415,000	Caisse d’Amortissement de la Dette Sociale, 1.875%, 2/12/2022(c)	1,357,049
250,000	Credit Agricole S.A., 4.125%, 1/10/2027, 144A	241,899
390,000	Credit Agricole S.A., (fixed rate to 6/23/2026, variable rate thereafter), 7.500%, (GBP)(d)	560,424

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	France — continued
$735,000	Danone S.A., 1.691%, 10/30/2019, 144A(c)	$724,176
500,000	Dexia Credit Local S.A., 2.250%, 2/18/2020, 144A(c)	494,662
1,215,000	Electricite de France S.A., 4.500%, 9/21/2028, 144A	1,196,856
1,100,000	Electricite de France SA, (fixed rate to 1/29/2026, variable rate thereafter), 6.000%, (GBP)(d)	1,462,415
1,730,000	French Republic Government Bond OAT, 4.250%, 10/25/2023, (EUR)(c)	2,436,634
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(c)	1,006,077
475,000	Societe Generale S.A., (fixed rate to 4/07/2021, variable rate thereafter), 6.750%, (EUR)(d)	594,251

		11,519,700

	Germany — 0.2%
500,000	Allianz SE, (fixed rate to 7/07/2025, variable rate thereafter), 2.241%, 7/07/2045, (EUR)(c)	580,351
865,000	Bayer U.S. Finance II LLC, 4.250%, 12/15/2025, 144A	859,684
285,000	Bayer U.S. Finance II LLC, 4.375%, 12/15/2028, 144A	279,228
235,000	Commerzbank AG, EMTN, 4.000%, 3/23/2026, (EUR)	293,930
675,000	Daimler Finance North America LLC, 1.750%, 10/30/2019, 144A(c)	665,208
100,000	Deutsche Bank AG, EMTN, 4.500%, 5/19/2026, (EUR)	124,482
380,000	Deutsche Telekom International Finance BV, 2.820%, 1/19/2022, 144A	371,001
1,150,000	Deutsche Telekom International Finance BV, 4.375%, 6/21/2028, 144A	1,146,462

		4,320,346

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(c)	337,501
1,135,000	AIA Group Ltd., 3.900%, 4/06/2028, 144A	1,112,746

		1,450,247

	India — 0.1%
650,000	Greenko Dutch BV, 5.250%, 7/24/2024, 144A	605,742
1,630,000	ICICI Bank Ltd., 3.800%, 12/14/2027	1,464,584

		2,070,326

	Indonesia — 0.4%
875,000	Chandra Asri Petrochemical Tbk PT, 4.950%, 11/08/2024	764,522
35,310,000,000	Indonesia Government International Bond, 8.250%, 7/15/2021, (IDR)	2,397,367
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	295,071
735,000	Indonesia Government International Bond, 4.750%, 1/08/2026	745,065
34,000,000,000	Indonesia Government International Bond, 7.000%, 5/15/2022, (IDR)	2,228,195
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	245,236
781,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	54,294
14,000,000,000	Indonesia Treasury Bond, 8.375%, 3/15/2024, (IDR)(c)	946,079
795,000	Perusahaan Listrik Negara PT, 5.250%, 10/24/2042, 144A	745,153
1,475,000	Perusahaan Listrik Negara PT, MTN, 4.125%, 5/15/2027	1,381,716
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	668,398
525,000	Republic of Indonesia, 4.750%, 1/08/2026, 144A	533,033

		11,004,129

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Ireland — 0.1%
$475,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 5/15/2021	$482,371
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	1,247,885

		1,730,256

	Israel — 0.1%
510,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	511,801
780,000	Teva Pharmaceutical Finance Netherlands II B.V., 0.375%, 7/25/2020, (EUR)	890,006

		1,401,807

	Italy — 0.6%
500,000	Assicurazioni Generali S.p.A., EMTN, 4.125%, 5/04/2026, (EUR)	598,057
665,000	Enel Finance International NV, 1.375%, 6/01/2026, (EUR)	751,761
1,250,000	Enel Finance International NV, 2.875%, 5/25/2022, 144A	1,188,918
210,000	Enel Finance International NV, EMTN, 1.125%, 9/16/2026, (EUR)	230,792
425,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	386,618
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	615,673
3,305,000	Italy Buoni Poliennali Del Tesoro, 2.000%, 2/01/2028, (EUR)	3,539,461
4,255,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)	5,433,388
1,775,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,690,688
430,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	384,377

		14,819,733

	Japan — 0.0%
1,165,000	Nomura Holdings, Inc., GMTN, 2.750%, 3/19/2019(c)	1,165,444

	Korea — 0.4%
765,000	Export-Import Bank of Korea, 3.000%, 11/01/2022(c)	744,817
125,000,000	Export-Import Bank of Korea, MTN, 6.750%, 8/09/2022, (INR)(c)	1,647,463
1,100,000	Hyundai Capital Services, Inc., 3.750%, 3/05/2023, 144A	1,086,165
1,575,000	Kia Motors Corp., 3.000%, 4/25/2023, 144A	1,498,936
630,000	Korea Development Bank (The), MTN, 4.500%, 11/22/2019, (AUD)(c)	463,194
910,000	Korea Gas Corp., 2.750%, 7/20/2022, 144A(c)	877,295
670,000	KT Corp., 2.500%, 7/18/2026, 144A(c)	595,763
1,125,000	Minera y Metalurgica del Boleo S.A. de CV, 2.875%, 5/07/2019, 144A(c)	1,121,348
1,440,000,000	Republic of Korea, Series 2209, 2.000%, 9/10/2022, (KRW)(c)	1,291,366
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A(c)	729,839
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(c)	164,220
200,000	Woori Bank, 5.875%, 4/13/2021, 144A(c)	208,384

		10,428,790

	Mexico — 0.4%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	638,600
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)(c)	919,948
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(c)	489,799
675,000	Banco Nacional de Comercio Exterior SNC, (fixed rate to 8/11/2021, variable rate thereafter), 3.800%, 8/11/2026, 144A	658,132
1,150,000	Cemex Finance LLC, 6.000%, 4/01/2024, 144A	1,184,534

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Mexico — continued
1,055,000	Cemex SAB de CV, 2.750%, 12/05/2024, 144A, (EUR)	$1,221,650
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(c)	819,080
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(c)	378,465
142,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	669,253
190,229(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(c)	985,483
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(c)	209,342
1,020,000	Mexico Government International Bond, 4.125%, 1/21/2026(c)	1,010,871
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	120,670
835,000	Sigma Alimentos, S.A. de C.V, 4.125%, 5/02/2026	801,183
1,010,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023	997,385

		11,104,395

	Netherlands — 0.1%
870,000	Cooperatieve Rabobank UA, 4.375%, 8/04/2025(c)	860,343
675,000	ING Bank NV, 1.650%, 8/15/2019, 144A(c)	667,593
1,105,000	Ziggo BV, 5.500%, 1/15/2027, 144A	1,036,766

		2,564,702

	Norway — 0.2%
17,000,000	City of Oslo, Norway, 3.550%, 2/12/2021, (NOK)(c)	2,177,554
550,000	Kommunalbanken AS, 1.750%, 9/15/2020, 144A(c)	537,378
13,760,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)(c)	1,730,259
3,815,000	Norway Government Bond, Series 475, 2.000%, 5/24/2023, 144A, (NOK)(c)	478,407

		4,923,598

	Panama — 0.0%
680,000	Banco Latinoamericano de Comercio Exterior S.A., 3.250%, 5/07/2020, 144A(c)	674,166

	Paraguay — 0.1%
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	811,000
572,000	Telefonica Celular del Paraguay S.A., 6.750%, 12/13/2022	583,806

		1,394,806

	Peru — 0.1%
580,000	Southern Copper Corp., 3.875%, 4/23/2025(c)	564,203
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(c)	1,030,313
1,050,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	1,074,937

		2,669,453

	Poland — 0.1%
5,380,000	Republic of Poland Government Bond, Series 0726, 2.500%, 7/25/2026, (PLN)(c)	1,396,512

	Portugal — 0.0%
400,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	402,032

	Senegal — 0.0%
625,000	Republic of Senegal, 4.750%, 3/13/2028, 144A, (EUR)	700,694

	Singapore — 0.2%
785,000	BOC Aviation Ltd., 2.750%, 9/18/2022, 144A	745,066
495,000	BOC Aviation Ltd., 3.000%, 3/30/2020(c)	489,765

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Singapore — (continued)
$345,000	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.520%, 12/11/2028, 144A	$349,192
3,215,000	United Overseas Bank Ltd., 3.200%, 4/23/2021, 144A(c)	3,193,877

		4,777,900

	South Africa — 0.3%
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	841,120
500,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	519,135
113,940,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(c)	6,606,163

		7,966,418

	Spain — 0.3%
400,000	Banco Santander S.A., 3.125%, 2/23/2023	379,625
700,000	Gas Natural Fenosa Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)	794,597
100,000	Iberdrola International BV, EMTN, 0.375%, 9/15/2025, (EUR)	110,374
725,000	Spain Government International Bond, 0.750%, 7/30/2021, (EUR)(c)	858,597
430,000	Spain Government International Bond, 1.600%, 4/30/2025, 144A, (EUR)(c)	521,677
760,000	Spain Government International Bond, 4.300%, 10/31/2019, 144A, (EUR)(c)	926,342
2,565,000	Spain Government International Bond, 4.400%, 10/31/2023, 144A, (EUR)(c)	3,541,731

		7,132,943

	Supranationals — 0.1%
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(c)	1,144,035
1,140,000	International Bank for Reconstruction & Development, 2.500%, 3/12/2020, (AUD)(c)	827,386
70,000,000	International Finance Corp., Series GDIF, MTN, 7.800%, 6/03/2019, (INR)(c)	963,816

		2,935,237

	Sweden — 0.0%
2,450,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)(c)	308,432

	Switzerland — 0.1%
1,075,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A(c)	1,060,498
900,000	Syngenta Finance NV, EMTN, 1.250%, 9/10/2027, (EUR)	913,625

		1,974,123

	Thailand — 0.2%
1,570,000	Kasikornbank PCL, EMTN, 3.256%, 7/12/2023	1,513,522
1,010,000	Siam Commercial Bank PCL, 3.500%, 4/07/2019, 144A(c)	1,009,805
85,000,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)	2,524,482
950,000	Thaioil Treasury Center Co. Ltd., 3.625%, 1/23/2023, 144A	927,076

		5,974,885

	Trinidad — 0.0%
415,000	Trinidad Generation UnLtd., 5.250%, 11/04/2027, 144A	402,031

	Turkey — 0.1%
1,775,000	Turkey Government International Bond, 6.125%, 10/24/2028	1,602,186

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Arab Emirates — 0.2%
$1,610,000	Abu Dhabi Crude Oil Pipeline LLC, 3.650%, 11/02/2029(c)	$1,525,861
1,275,000	DP World Crescent Ltd., 4.848%, 9/26/2028, 144A	1,257,482
850,000	DP World Ltd., 3.250%, 5/18/2020, 144A(c)	843,540
200,000	DP World Ltd., MTN, 3.250%, 5/18/2020	198,480

		3,825,363

	United Kingdom — 0.4%
95,000	Avon Products, Inc., 8.950%, 3/15/2043	85,025
585,000	BP Capital Markets PLC, 3.216%, 11/28/2023(c)	573,932
445,000	FCE Bank PLC, EMTN, 1.615%, 5/11/2023, (EUR)	517,421
300,000	HSBC Holdings PLC, 4.375%, 11/23/2026(c)	294,855
565,000	HSBC Holdings PLC, (fixed rate to 6/01/2021, variable rate thereafter), 6.875%(d)	584,775
295,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(c)	451,247
150,000	Imperial Brands Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	197,168
635,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	630,817
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(c)	392,911
1,020,000	Lloyds Banking Group PLC, (fixed rate to 6/27/2024, variable rate thereafter), 7.500%(d)	1,051,875
1,130,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023(c)	1,175,561
950,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2020, variable rate thereafter), 7.500%(d)	971,099
350,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(c)	341,151
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)	308,679
500,000	United Kingdom Gilt, 1.750%, 7/22/2019, (GBP)	656,653
130,000	Virgin Media Finance PLC, 4.500%, 1/15/2025, 144A, (EUR)	154,321
115,000	Virgin Media Secured Finance PLC, 4.875%, 1/15/2027, (GBP)	147,334
1,660,000	Vodafone Group PLC, 4.375%, 5/30/2028	1,635,477

		10,170,301

	United States — 12.9%
15,000	21st Century Fox America, Inc., 6.400%, 12/15/2035	19,117
9,890,000	AbbVie, Inc., 2.500%, 5/14/2020	9,779,161
1,745,000	AES Corp. (The), 4.875%, 5/15/2023	1,760,269
480,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	453,000
8,000,000	Ally Financial, Inc., 4.125%, 2/13/2022	7,990,000
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	767,350
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	130,290
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,093,040
149,955	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	149,129
2,140,427	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	2,206,099
1,672,664	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,614,756
630,000	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	607,760
487,013	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	490,519

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$6,190,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	$5,958,593
300,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	274,779
400,000	Antero Resources Corp., 5.125%, 12/01/2022	406,200
175,000	Antero Resources Corp., 5.375%, 11/01/2021	177,240
3,060,000	Antero Resources Corp., 5.625%, 6/01/2023	3,132,675
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	287,372
1,510,000	AT&T, Inc., 3.400%, 5/15/2025	1,437,624
3,960,000	AT&T, Inc., 4.300%, 2/15/2030, 144A	3,808,321
925,000	Aviation Capital Group LLC, 6.750%, 4/06/2021, 144A	989,072
200,000	Bank of America Corp., 5.490%, 3/15/2019	202,468
2,700,000	Bank of America Corp., 6.110%, 1/29/2037	3,105,134
115,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	113,682
3,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	2,955
71,000	California Resources Corp., 5.500%, 9/15/2021	65,398
10,000	California Resources Corp., 6.000%, 11/15/2024	8,500
1,870,000	California Resources Corp., 8.000%, 12/15/2022, 144A	1,785,850
60,000	CenturyLink, Inc., 5.625%, 4/01/2025	58,668
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	52,806
370,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	330,225
880,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	913,000
34,000	Chemours Co. (The), 6.625%, 5/15/2023	35,516
3,210,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	3,117,712
315,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	306,731
495,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	507,375
190,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	198,550
95,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	99,513
3,232,000	Chesapeake Energy Corp., 8.000%, 12/15/2022, 144A	3,377,440
4,700,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	4,794,000
780,000	Chevron Corp., 2.419%, 11/17/2020(c)	770,654
1,635,000	Cimarex Energy Co., 4.375%, 6/01/2024	1,649,139
525,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	481,687
450,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	419,625
500,000	Citizens Financial Group, Inc., 4.300%, 12/03/2025	493,016
2,913,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	2,920,282
390,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	368,550
265,000	Constellation Brands, Inc., 4.750%, 11/15/2024	274,370
485,000	Continental Resources, Inc., 3.800%, 6/01/2024	475,621
640,000	Continental Resources, Inc., 4.500%, 4/15/2023	651,265
92,000	Continental Resources, Inc., 5.000%, 9/15/2022	93,334
375,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	350,004
395,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	376,238
155,000	Cummins, Inc., 5.650%, 3/01/2098	165,222
475,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	507,695
113,552	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024(e)	124,748
1,200,000	Devon Energy Corp., 3.250%, 5/15/2022	1,178,914
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	52,439

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$8,000	Dillard’s, Inc., 7.750%, 7/15/2026	$8,832
1,680,000	DISH DBS Corp., 5.000%, 3/15/2023	1,524,600
1,495,000	DISH DBS Corp., 5.875%, 11/15/2024	1,339,894
310,000	DR Horton, Inc., 4.375%, 9/15/2022	314,199
340,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	306,051
235,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	310,573
1,075,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,113,352
600,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	568,928
1,310,000	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.974%, 11/25/2027(c)(f)	1,236,399
410,000	FedEx Corp., 1.000%, 1/11/2023, (EUR)	485,056
80,000	Foot Locker, Inc., 8.500%, 1/15/2022	90,200
40,000	Ford Motor Co., 4.346%, 12/08/2026	37,646
685,000	Ford Motor Co., 5.291%, 12/08/2046	610,101
25,000	Ford Motor Co., 6.375%, 2/01/2029	25,856
50,000	Ford Motor Co., 6.625%, 2/15/2028	52,787
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,221,116
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,673
5,000,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	4,916,013
770,000	Ford Motor Credit Co. LLC, 3.470%, 4/05/2021	760,600
1,600,000	Ford Motor Credit Co. LLC, 3.588%, 6/02/2020, (AUD)(c)	1,166,495
865,000	Frontier Communications Corp., 6.875%, 1/15/2025	525,773
560,000	Frontier Communications Corp., 11.000%, 9/15/2025	436,638
131,000	Gates Global LLC/Gates Global Co., 6.000%, 7/15/2022, 144A	131,819
50,000	General Electric Co., GMTN, 3.100%, 1/09/2023	48,966
740,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000%(c)(d)	720,945
310,000	General Motors Co., 5.200%, 4/01/2045	281,620
240,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	236,043
925,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	947,862
100,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	113,703
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,285,082
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	125,439
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	236,616
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	457,956
905,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	1,000,821
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,760,782
1,935,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	1,777,781
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	171,600
4,627	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.977%, 8/10/2045(f)	4,688
1,000,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	1,042,500
20,000	HCA, Inc., 4.750%, 5/01/2023	20,350
6,670,000	HCA, Inc., 5.375%, 9/01/2026	6,736,700
225,000	HCA, Inc., 7.050%, 12/01/2027	241,313
820,000	HCA, Inc., 7.500%, 11/06/2033	888,782

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$395,000	HCA, Inc., 8.360%, 4/15/2024	$449,312
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	216,938
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	81,750
855,000	Hecla Mining Co., 6.875%, 5/01/2021	857,137
490,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	503,539
310,000	Hexion, Inc., 7.875%, 2/15/2023(g)(h)	248,000
485,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	502,363
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A(c)	1,387,794
450,000	International Lease Finance Corp., 4.625%, 4/15/2021	459,116
1,250,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,274,313
745,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	744,069
2,233,000	iStar, Inc., 5.000%, 7/01/2019	2,236,740
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	19,200
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	1,900
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,082,282
7,760,000	Jeld-Wen, Inc., 4.625%, 12/15/2025, 144A	7,158,600
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	13,401
1,665,000	KB Home, 8.000%, 3/15/2020	1,760,904
330,000	Level 3 Financing, Inc., 5.125%, 5/01/2023	331,650
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	758,092
140,000	Level 3 Parent LLC, 5.750%, 12/01/2022	141,603
20,000	Macy’s Retail Holdings, Inc., 4.500%, 12/15/2034	16,437
44,000	Masco Corp., 6.500%, 8/15/2032	48,225
403,000	Masco Corp., 7.750%, 8/01/2029	478,027
254,000	Micron Technology, Inc., 5.500%, 2/01/2025	262,666
1,430,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	1,265,550
220,000	Morgan Stanley, 2.500%, 1/24/2019	219,875
450,000	Morgan Stanley, 3.950%, 4/23/2027	431,916
725,000	Morgan Stanley, 5.750%, 1/25/2021	762,059
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,169,500
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	674,482
25,000	MPLX LP, 4.500%, 7/15/2023	25,632
95,000	MPLX LP, 4.875%, 6/01/2025	98,110
3,890,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	4,074,775
3,000,000	Navient Corp., 5.000%, 10/26/2020	3,036,930
95,000	Navient Corp., 5.875%, 10/25/2024	93,100
1,600(††††)	Navient Corp., 6.000%, 12/15/2043	35,577
935,000	Navient Corp., 6.750%, 6/15/2026	923,312
750,000	Navient Corp., MTN, 6.125%, 3/25/2024	750,000
915,000	Navient LLC, 5.500%, 1/25/2023	912,712
60,000	Navient LLC, MTN, 5.500%, 1/15/2019	60,300
415,000	Navient LLC, MTN, 7.250%, 1/25/2022	437,825
3,418,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	2,862,575
4,583,000	New Albertsons LP, 7.450%, 8/01/2029	3,780,975
525,000	New Albertsons LP, 7.750%, 6/15/2026	457,926
5,540,000	New Albertsons LP, 8.000%, 5/01/2031	4,709,000

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$2,150,000	New Albertsons LP, 8.700%, 5/01/2030	$1,897,375
1,309,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	991,567
365,000	Newell Brands, Inc., 4.000%, 12/01/2024	352,831
65,000	Newfield Exploration Co., 5.625%, 7/01/2024	68,494
900,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	843,750
55,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	56,029
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	405,000
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	24,500
540,000	Nissan Motor Acceptance Corp., 2.000%, 3/08/2019, 144A(c)	538,234
1,765,000	Nissan Motor Acceptance Corp., 3.650%, 9/21/2021, 144A	1,769,462
120,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	122,100
2,275,000	Oceaneering International, Inc., 4.650%, 11/15/2024	2,206,659
420,000	Old Republic International Corp., 4.875%, 10/01/2024	432,106
3,693,000	ONEOK Partners LP, 4.900%, 3/15/2025	3,833,169
25,000	ONEOK Partners LP, 6.200%, 9/15/2043	28,019
55,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	55,688
140,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	141,400
310,000	Owens Corning, 7.000%, 12/01/2036	353,192
2,965,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	2,935,350
585,000	Prologis LP, 2.250%, 6/30/2029, (GBP)	714,117
540,000	PulteGroup, Inc., 6.000%, 2/15/2035	508,950
785,000	PulteGroup, Inc., 6.375%, 5/15/2033	753,686
220,000	PulteGroup, Inc., 7.875%, 6/15/2032	236,775
285,000	QEP Resources, Inc., 5.250%, 5/01/2023	277,519
210,000	QEP Resources, Inc., 5.375%, 10/01/2022	210,788
135,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	125,381
120,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	119,850
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,339,272
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	602,745
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	413,496
45,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	41,794
476,000	Qwest Corp., 6.875%, 9/15/2033	473,358
115,000	Qwest Corp., 7.250%, 9/15/2025	124,067
540,000	Radian Group, Inc., 4.500%, 10/01/2024	530,550
230,000	Range Resources Corp., 4.875%, 5/15/2025	217,638
850,000	Range Resources Corp., 5.000%, 8/15/2022	840,437
220,000	Range Resources Corp., 5.000%, 3/15/2023	215,600
970,000	Santander Holdings USA, Inc., 2.650%, 4/17/2020(c)	957,526
25,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	25,250
640,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	649,600
420,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	441,525
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	167,601
2,495,000	Springleaf Finance Corp., 5.250%, 12/15/2019	2,529,306
1,170,000	Springleaf Finance Corp., 5.625%, 3/15/2023	1,165,612
860,000	Springleaf Finance Corp., 6.875%, 3/15/2025	857,850

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$2,310,000	Springleaf Finance Corp., 7.125%, 3/15/2026	$2,298,450
330,000	Springleaf Finance Corp., 7.750%, 10/01/2021	355,981
130,000	Springleaf Finance Corp., 8.250%, 10/01/2023	143,325
2,349,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,360,745
2,240,000	Sprint Capital Corp., 8.750%, 3/15/2032	2,520,000
1,720,000	Sprint Communications, Inc., 6.000%, 11/15/2022	1,754,400
120,000	Sprint Corp., 7.125%, 6/15/2024	124,500
2,840,000	Sprint Corp., 7.875%, 9/15/2023	3,063,650
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024	1,440,075
840,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	827,400
100,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	99,625
1,405,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,257,756
820,000	Textron, Inc., 5.950%, 9/21/2021	864,095
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	76,805
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	81,870
1,680,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	2,046,395
171,000	TransDigm, Inc., 6.500%, 7/15/2024	175,190
185,000	TransDigm, Inc., 6.500%, 5/15/2025	188,469
6,665,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	6,665,000
90,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	90,450
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	4,963
656,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A	671,875
9,434,874	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(c)(i)	9,166,324
4,069,290	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(c)(i)	3,887,444
2,655,000	U.S. Treasury Note, 0.875%, 6/15/2019(c)	2,624,509
4,615,000	U.S. Treasury Note, 1.375%, 4/30/2020(c)	4,514,948
18,115,000	U.S. Treasury Note, 1.500%, 11/30/2019(c)	17,866,626
3,460,000	U.S. Treasury Note, 1.750%, 11/30/2021(c)	3,340,252
8,530,000	U.S. Treasury Note, 2.500%, 6/30/2020(c)	8,486,017
6,555,000	U.S. Treasury Note, 2.750%, 5/31/2023(c)	6,500,972
15,150,000	U.S. Treasury Note, 2.750%, 2/28/2025(c)	14,930,443
6,605,000	U.S. Treasury Note, 2.875%, 5/15/2028(c)	6,505,409
406,800	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	390,031
2,940,000	United Rentals North America, Inc., 5.500%, 7/15/2025	2,998,800
2,635,000	United Rentals North America, Inc., 5.750%, 11/15/2024	2,710,888
1,940,000	United States Steel Corp., 6.650%, 6/01/2037	1,733,875
690,000	United States Steel Corp., 7.375%, 4/01/2020	721,912
96,787	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	103,562
50,057	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	52,185
363,393	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	371,501
25,000	Viacom, Inc., 4.375%, 3/15/2043	21,818
395,000	Viacom, Inc., 5.250%, 4/01/2044	384,735

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$145,000	Viacom, Inc., 5.850%, 9/01/2043	$153,407
1,150,000	Walmart, Inc., 3.700%, 6/26/2028	1,150,310
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	70,353
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	398,402
525,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	538,125
195,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	201,854
3,052,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A	2,357,670
65,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	55,250

		316,008,890

	Uruguay — 0.0%
17,410,000	Republic of Uruguay, 9.875%, 6/20/2022, 144A, (UYU)	519,291

	Total Non-Convertible Bonds (Identified Cost $568,318,213)	568,252,758

Convertible Bonds — 0.5%
	United States — 0.5%
1,450,000	Booking Holdings, Inc., 0.900%, 9/15/2021	1,720,350
105,000	CalAmp Corp., 1.625%, 5/15/2020	110,215
60,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	59,265
545,000	DISH Network Corp., 2.375%, 3/15/2024	483,052
2,290,000	DISH Network Corp., 3.375%, 8/15/2026	2,184,124
290,000	Evolent Health, Inc., 2.000%, 12/01/2021	389,562
1,855,000	iStar, Inc., 3.125%, 9/15/2022, 144A	1,803,312
855,000	KB Home, 1.375%, 2/01/2019	867,679
2,020,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,906,536
240,000	Nuance Communications, Inc., 1.250%, 4/01/2025	247,867
10,000	Nuance Communications, Inc., 1.500%, 11/01/2035	10,132
1,660,000	Rovi Corp., 0.500%, 3/01/2020	1,565,563
40,000	RPM International, Inc., 2.250%, 12/15/2020	49,248
380,000	SM Energy Co., 1.500%, 7/01/2021	415,945
250,000	Western Digital Corp., 1.500%, 2/01/2024, 144A	231,343

	Total Convertible Bonds (Identified Cost $11,603,824)	12,044,193

Municipals — 0.0%
	United States — 0.0%
155,000	State of Illinois, 5.100%, 6/01/2033	148,761
130,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	128,869

	Total Municipals (Identified Cost $253,900)	277,630

	Total Bonds and Notes (Identified Cost $580,175,937)	580,574,581

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 0.1%
	United States — 0.1%
460	Chesapeake Energy Corp., 5.000%	$28,350
40	Chesapeake Energy Corp., 5.750%	23,953
736	Chesapeake Energy Corp., 5.750%	463,010
84	Chesapeake Energy Corp., Series A, 5.750% 144A	50,302
38,269	El Paso Energy Capital Trust I, 4.750%	1,798,260

	Total Preferred Stocks (Identified Cost $2,255,025)	2,363,875

Principal Amount (‡)
Short-Term Investments — 8.8%
$69,586,967	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $69,594,506 on 10/01/2018 collateralized by $8,815,000 Federal Home Loan Mortgage Corp., 3.750% due 3/27/2019 valued at $8,872,597; $62,535,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $62,109,262 including accrued interest (Note 2 of Notes to Financial Statements)	69,586,967
20,000,000	U.S. Treasury Bills, 1.995%-2.008%, 11/08/2018(j)(k)	19,956,300
15,470,000	U.S. Treasury Bills, 2.030%-2.047%, 11/15/2018(j)(k)	15,429,754
55,000,000	U.S. Treasury Bills, 2.060%, 11/29/2018(j)	54,808,680
8,925,000	U.S. Treasury Bills, 2.075%, 10/18/2018(j)	8,916,286
10,000,000	U.S. Treasury Bills, 2.118%, 12/20/2018(j)	9,952,695
1,075,000	U.S. Treasury Bills, 2.140%, 12/27/2018(j)	1,069,408
35,000,000	U.S. Treasury Bills, 2.160%-2.200%, 04/25/2019(j)(k)	34,530,849

	Total Short-Term Investments (Identified Cost $214,294,492)	214,250,939

	Total Investments — 98.8% (Identified Cost $1,987,459,575)	2,415,017,520
	Other assets less liabilities — 1.2%	28,664,152

	Net Assets — 100.0%	$2,443,681,672

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Non-income producing security.
(b)	Securities subject to restriction on resale. At September 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Dex Media, Inc.	August 12, 2016	$3,266	$7,035	Less than 0.1%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Perpetual bond with no specified maturity date.
(e)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(f)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(g)	Illiquid security. (Unaudited)
(h)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $248,000 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(i)	Treasury Inflation Protected Security (TIPS).
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(k)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $118,389,594 or 4.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

At September 30, 2018, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	10/09/2018	ARS	S	22,765,000	$748,848	$546,117	$202,731
Bank of America, N.A.	12/04/2018	BRL	B	7,285,000	1,748,806	1,794,847	46,041
Bank of America, N.A.	12/04/2018	BRL	S	18,850,000	4,519,192	4,644,183	(124,991)
Credit Suisse International	12/19/2018	CAD	B	4,605,000	3,541,218	3,571,209	29,991
Credit Suisse International	12/19/2018	CAD	S	52,245,000	40,232,408	40,516,353	(283,945)
Credit Suisse International	12/19/2018	COP	S	2,593,255,000	834,193	873,911	(39,718)
Credit Suisse International	12/19/2018	GBP	B	5,230,000	6,842,984	6,842,369	(615)
Credit Suisse International	12/19/2018	IDR	B	52,301,300,000	3,458,067	3,475,223	17,156
Credit Suisse International	12/19/2018	IDR	S	100,991,415,000	6,616,747	6,710,497	(93,750)
Credit Suisse International	12/19/2018	JPY	B	7,275,500,000	65,761,882	64,430,428	(1,331,454)
Goldman Sachs & Co.	12/19/2018	MXN	B	66,055,000	3,421,556	3,487,390	65,834
HSBC Bank USA	12/19/2018	AUD	B	905,000	642,668	654,567	11,899
Morgan Stanley Capital Services, Inc.	12/19/2018	EUR	B	49,825,000	58,224,000	58,228,497	4,497
UBS AG	12/19/2018	NOK	S	4,200,000	502,086	517,779	(15,693)
UBS AG	12/19/2018	SEK	B	7,350,000	817,713	832,673	14,960
UBS AG	12/19/2018	THB	S	83,000,000	2,539,003	2,572,883	(33,880)
UBS AG	12/19/2018	ZAR	B	26,115,000	1,757,698	1,827,786	70,088
UBS AG	12/19/2018	ZAR	S	42,125,000	2,816,078	2,948,325	(132,247)

Total							$(1,593,096)

At September 30, 2018, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse International	12/19/2018	NOK	14,180,000	EUR	1,443,139	$1,686,540	$(61,581)

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Global Allocation Fund – (continued)

Industry Summary at September 30, 2018

Treasuries	7.4%
Capital Markets	7.1
Internet & Direct Marketing Retail	5.8
Insurance	5.3
Interactive Media & Services	4.7
Chemicals	4.4
IT Services	4.2
Aerospace & Defense	3.8
Food Products	3.8
Industrial Conglomerates	3.0
Health Care Equipment & Supplies	2.6
Software	2.4
Machinery	2.3
Hotels, Restaurants & Leisure	2.3
Health Care Providers & Services	2.2
Banks	2.2
Other Investments, less than 2% each	26.5
Short-Term Investments	8.8

Total Investments	98.8
Other assets less liabilities (including forward foreign currency contracts)	1.2

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	73.0%
Swiss Franc	6.5
British Pound	4.7
Canadian Dollar	3.5
Hong Kong Dollar	2.8
Euro	2.6
Swedish Krona	2.0
Other, less than 2% each	3.7

Total Investments	98.8
Other assets less liabilities (including forward foreign currency contracts)	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.4% of Net Assets
	Air Freight & Logistics — 4.1%
3,620,357	Expeditors International of Washington, Inc.	$266,204,850
836,386	United Parcel Service, Inc., Class B	97,648,066

		363,852,916

	Beverages — 6.1%
4,822,051	Coca-Cola Co. (The)	222,730,536
5,378,625	Monster Beverage Corp.(a)	313,466,265

		536,196,801

	Biotechnology — 5.5%
835,189	Amgen, Inc.	173,126,328
775,954	Regeneron Pharmaceuticals, Inc.(a)	313,516,454

		486,642,782

	Capital Markets — 4.4%
720,212	FactSet Research Systems, Inc.	161,118,626
3,746,716	SEI Investments Co.	228,924,348

		390,042,974

	Communications Equipment — 3.0%
5,401,854	Cisco Systems, Inc.	262,800,197

	Consumer Finance — 1.2%
984,244	American Express Co.	104,812,144

	Energy Equipment & Services — 2.5%
3,675,383	Schlumberger Ltd.	223,904,332

	Food Products — 2.9%
16,488,325	Danone S.A., Sponsored ADR	254,991,946

	Health Care Equipment & Supplies — 1.6%
1,301,597	Varian Medical Systems, Inc.(a)	145,687,752

	Health Care Technology — 2.2%
3,047,927	Cerner Corp.(a)	196,316,978

	Hotels, Restaurants & Leisure — 5.7%
4,038,599	Starbucks Corp.	229,553,967
3,179,037	Yum China Holdings, Inc.	111,615,989
1,766,803	Yum! Brands, Inc.	160,620,061

		501,790,017

	Household Products — 4.6%
2,613,864	Colgate-Palmolive Co.	174,998,195
2,760,214	Procter & Gamble Co. (The)	229,732,611

		404,730,806

	Interactive Media & Services — 10.2%
194,559	Alphabet, Inc., Class A(a)	234,848,278
194,290	Alphabet, Inc., Class C(a)	231,879,286
2,648,309	Facebook, Inc., Class A(a)	435,540,898

		902,268,462

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	Internet & Direct Marketing Retail — 12.4%
2,494,077	Alibaba Group Holding Ltd., Sponsored ADR(a)	$410,924,127
340,000	Amazon.com, Inc.(a)	681,020,000

		1,091,944,127

	IT Services — 7.0%
621,048	Automatic Data Processing, Inc.	93,567,092
3,514,774	Visa, Inc., Class A	527,532,429

		621,099,521

	Machinery — 2.7%
1,560,189	Deere & Co.	234,543,212

	Pharmaceuticals — 5.7%
1,454,810	Merck & Co., Inc.	103,204,222
1,765,158	Novartis AG, Sponsored ADR	152,086,013
5,198,936	Novo Nordisk AS, Sponsored ADR	245,077,843

		500,368,078

	Semiconductors & Semiconductor Equipment — 3.3%
4,114,537	QUALCOMM, Inc.	296,370,100

	Software — 13.3%
2,561,037	Autodesk, Inc.(a)	399,803,486
2,778,159	Microsoft Corp.	317,738,045
8,849,897	Oracle Corp.	456,300,689

		1,173,842,220

	Total Common Stocks (Identified Cost $6,304,109,536)	8,692,205,365

Principal Amount
Short-Term Investments — 1.4%
$129,834,440	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $129,848,505 on 10/01/2018 collateralized by $133,340,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $132,432,221 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $129,834,440)	129,834,440

	Total Investments — 99.8% (Identified Cost $6,433,943,976)	8,822,039,805
	Other assets less liabilities — 0.2%	14,138,815

	Net Assets — 100.0%	$8,836,178,620

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Growth Fund – (continued)

Industry Summary at September 30, 2018

Software	13.3%
Internet & Direct Marketing Retail	12.4
Interactive Media & Services	10.2
IT Services	7.0
Beverages	6.1
Hotels, Restaurants & Leisure	5.7
Pharmaceuticals	5.7
Biotechnology	5.5
Household Products	4.6
Capital Markets	4.4
Air Freight & Logistics	4.1
Semiconductors & Semiconductor Equipment	3.3
Communications Equipment	3.0
Food Products	2.9
Machinery	2.7
Energy Equipment & Services	2.5
Health Care Technology	2.2
Other Investments, less than 2% each	2.8
Short-Term Investments	1.4

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities

September 30, 2018

	Global Allocation Fund	Growth Fund
ASSETS
Investments at cost	$1,987,459,575	$6,433,943,976
Net unrealized appreciation	427,557,945	2,388,095,829

Investments at value	2,415,017,520	8,822,039,805
Due from brokers (Note 2)	1,070,000	—
Foreign currency at value (identified cost $8,591,827 and $0, respectively)	8,496,638	—
Receivable for Fund shares sold	8,332,013	15,816,390
Receivable for securities sold	10,030,041	—
Collateral received for open forward foreign currency contracts (Note 4)	610,000	—
Dividends and interest receivable	7,088,817	5,935,719
Unrealized appreciation on forward foreign currency contracts (Note 2)	463,197	—
Tax reclaims receivable	650,865	3,880,910
Prepaid expenses (Note 8)	2,118	8,251

TOTAL ASSETS	2,451,761,209	8,847,681,075

LIABILITIES
Payable for securities purchased	1,530,404	—
Payable for Fund shares redeemed	1,406,184	6,818,085
Unrealized depreciation on forward foreign currency contracts (Note 2)	2,117,874	—
Foreign taxes payable (Note 2)	831	—
Due to brokers (Note 2)	610,000	—
Management fees payable (Note 6)	1,485,120	3,603,635
Deferred Trustees’ fees (Note 6)	186,609	303,332
Administrative fees payable (Note 6)	86,301	312,650
Payable to distributor (Note 6d)	43,216	79,497
Other accounts payable and accrued expenses	612,998	385,256

TOTAL LIABILITIES	8,079,537	11,502,455

NET ASSETS	$2,443,681,672	$8,836,178,620

NET ASSETS CONSIST OF:
Paid-in capital	$1,932,322,057	$6,112,654,110
Accumulated earnings	511,359,615	2,723,524,510

NET ASSETS	$2,443,681,672	$8,836,178,620

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

September 30, 2018

	Global Allocation Fund	Growth Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$401,035,799	$1,083,361,687

Shares of beneficial interest	17,362,620	67,487,441

Net asset value and redemption price per share	$23.10	$16.05

Offering price per share (100/94.25 of net asset value) (Note 1)	$24.51	$17.03

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$412,610,176	$130,133,034

Shares of beneficial interest	18,116,511	8,862,438

Net asset value and offering price per share	$22.78	$14.68

Class N shares:
Net assets	$80,346,328	$1,001,687,563

Shares of beneficial interest	3,455,458	58,424,350

Net asset value, offering and redemption price per share	$23.25	$17.15

Class Y shares:
Net assets	$1,549,689,369	$6,620,996,336

Shares of beneficial interest	66,642,864	386,202,855

Net asset value, offering and redemption price per share	$23.25	$17.14

See accompanying notes to financial statements.

|  46

Statements of Operations

For the Year Ended September 30, 2018

	Global Allocation Fund	Growth Fund
INVESTMENT INCOME
Dividends	$19,035,949	$101,439,418
Non-cash dividends (Note 2b)	—	6,153,115
Interest	27,732,812	1,007,782
Less net foreign taxes withheld	(658,305)	(2,845,183)

	46,110,456	105,755,132

Expenses
Management fees (Note 6)	15,669,842	40,912,661
Service and distribution fees (Note 6)	4,682,654	3,998,693
Administrative fees (Note 6)	920,112	3,599,450
Trustees’ fees and expenses (Note 6)	84,322	246,949
Transfer agent fees and expenses (Notes 6 and 7)	1,653,427	6,475,850
Audit and tax services fees	56,526	41,976
Custodian fees and expenses	249,415	267,879
Legal fees	41,638	175,122
Registration fees	162,909	314,934
Shareholder reporting expenses	147,423	725,787
Miscellaneous expenses (Note 8)	96,227	211,146

Total expenses	23,764,495	56,970,447
Less waiver and/or expense reimbursement (Note 6)	(478)	(29,092)

Net expenses	23,764,017	56,941,355

Net investment income	22,346,439	48,813,777

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	77,877,116	330,004,291
Forward foreign currency contracts (Note 2d)	(230,410)	—
Foreign currency transactions (Note 2c)	(624,490)	—
Net change in unrealized appreciation (depreciation) on:
Investments	74,564,259	902,573,085
Forward foreign currency contracts (Note 2d)	(1,452,384)	—
Foreign currency translations (Note 2c)	(77,945)	—

Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency transactions	150,056,146	1,232,577,376

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$172,402,585	$1,281,391,153

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	Global Allocation Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$22,346,439	$24,109,319
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	77,022,216	12,813,326
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	73,033,930	173,627,998

Net increase in net assets resulting from operations	172,402,585	210,550,643

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,114,532)	(3,289,853	)(a)
Class C	(4,826,992)	(1,771,656	)(a)
Class N	(1,642,868)	—
Class Y	(26,544,930)	(12,428,003	)(a)

Total distributions	(40,129,322)	(17,489,512)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	525,543,091	53,800,129

Net increase in net assets	657,816,354	246,861,260
NET ASSETS
Beginning of the year	1,785,865,318	1,539,004,058

End of the year	$2,443,681,672	$1,785,865,318

(a)	See Note 2g of Notes to Financial Statements.

See accompanying notes to financial statements.

|  48

Statements of Changes in Net Assets (continued)

	Growth Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$48,813,777	$35,730,679
Net realized gain on investments	330,004,291	111,820,263
Net change in unrealized appreciation (depreciation) on investments	902,573,085	937,804,825

Net increase in net assets resulting from operations	1,281,391,153	1,085,355,767

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,626,171)	(9,966,200	)(a)
Class C	(2,938,721)	(1,227,895	)(a)
Class N	(9,153,975)	(1,680,867	)(a)
Class Y	(147,324,401)	(55,511,360	)(a)

Total distributions	(183,043,268)	(68,386,322)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	530,718,841	1,795,629,622

Net increase in net assets	1,629,066,726	2,812,599,067
NET ASSETS
Beginning of the year	7,207,111,894	4,394,512,827

End of the year	$8,836,178,620	$7,207,111,894

(a)	See Note 2g of Notes to Financial Statements.

See accompanying notes to financial statements.

49  |

Financial Highlights

For a share outstanding throughout each period.

	Global Allocation Fund—Class A
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$21.60	$19.17	$18.45	$19.77	$18.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23	0.31	0.24	0.21	0.28
Net realized and unrealized gain (loss)	1.75	2.36	1.47	(0.37)	1.49

Total from Investment Operations	1.98	2.67	1.71	(0.16)	1.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.24)	(0.15)	(0.20)	(0.33)
Net realized capital gains	(0.29)	—	(0.84)	(0.96)	(0.24)

Total Distributions	(0.48)	(0.24)	(0.99)	(1.16)	(0.57)

Net asset value, end of the period	$23.10	$21.60	$19.17	$18.45	$19.77

Total return(b)	9.26%	14.10%	9.64%	(0.91)%	9.62%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$401,036	$305,275	$280,263	$246,371	$237,167
Net expenses	1.16%	1.18%	1.17%	1.18%	1.17%
Gross expenses	1.16%	1.18%	1.17%	1.18%	1.17%
Net investment income	1.03%	1.57%	1.32%	1.06%	1.46%
Portfolio turnover rate	22%	35%	43%	48%	49%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class C
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$21.29	$18.89	$18.19	$19.51	$18.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.16	0.10	0.06	0.14
Net realized and unrealized gain (loss)	1.73	2.33	1.46	(0.36)	1.45

Total from Investment Operations	1.79	2.49	1.56	(0.30)	1.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.09)	(0.02)	(0.06)	(0.20)
Net realized capital gains	(0.29)	—	(0.84)	(0.96)	(0.24)

Total Distributions	(0.30)	(0.09)	(0.86)	(1.02)	(0.44)

Net asset value, end of the period	$22.78	$21.29	$18.89	$18.19	$19.51

Total return(b)	8.46%	13.22%	8.88%	(1.66)%	8.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$412,610	$354,017	$423,350	$393,416	$377,001
Net expenses	1.91%	1.93%	1.92%	1.93%	1.92%
Gross expenses	1.91%	1.93%	1.92%	1.93%	1.92%
Net investment income	0.29%	0.84%	0.57%	0.31%	0.71%
Portfolio turnover rate	22%	35%	43%	48%	49%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class N
	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$21.73	$19.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.20
Net realized and unrealized gain (loss)	1.75	2.33

Total from Investment Operations	2.06	2.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	—
Net realized capital gains	(0.29)	—

Total Distributions	(0.54)	—

Net asset value, end of the period	$23.25	$21.73

Total return	9.60%	13.18	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$80,346	$59,512
Net expenses	0.83%	0.87	%(c)
Gross expenses	0.83%	0.87	%(c)
Net investment income	1.36%	1.48	%(c)
Portfolio turnover rate	22%	35	%(d)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Allocation Fund—Class Y
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$21.74	$19.29	$18.55	$19.89	$18.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.36	0.29	0.25	0.33
Net realized and unrealized gain (loss)	1.75	2.37	1.49	(0.37)	1.49

Total from Investment Operations	2.04	2.73	1.78	(0.12)	1.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.28)	(0.20)	(0.26)	(0.37)
Net realized capital gains	(0.29)	—	(0.84)	(0.96)	(0.24)

Total Distributions	(0.53)	(0.28)	(1.04)	(1.22)	(0.61)

Net asset value, end of the period	$23.25	$21.74	$19.29	$18.55	$19.89

Total return	9.49%	14.42%	9.97%	(0.72)%	9.87%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,549,689	$1,067,062	$835,391	$604,609	$633,057
Net expenses	0.91%	0.93%	0.92%	0.93%	0.92%
Gross expenses	0.91%	0.93%	0.92%	0.93%	0.92%
Net investment income	1.29%	1.79%	1.58%	1.30%	1.69%
Portfolio turnover rate	22%	35%	43%	48%	49%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$14.04	$11.96	$9.90	$9.45		$8.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.06	0.06	0.05		0.05
Net realized and unrealized gain (loss)	2.29	2.18	2.05	0.45		1.34

Total from Investment Operations	2.35	2.24	2.11	0.50		1.39

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.05)	(0.05)	(0.05)		(0.01)
Net realized capital gains	(0.29)	(0.11)	—	—		—

Total Distributions	(0.34)	(0.16)	(0.05)	(0.05)		(0.01)

Net asset value, end of the period	$16.05	$14.04	$11.96	$9.90		$9.45

Total return(b)	16.98%	18.99%	21.32%	5.30%		17.23%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,083,362	$983,047	$729,989	$122,203		$63,682
Net expenses	0.90%	0.91%	0.92%	0.92%		0.94%
Gross expenses	0.90%	0.91%	0.92%	0.92%		0.94%
Net investment income	0.39%	0.45%	0.58%	0.45%		0.55%
Portfolio turnover rate	11%	8%	11%	27	%(c)	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$12.92	$11.06	$9.18	$8.79		$7.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)	(0.03)	(0.02)	(0.03)		(0.02)
Net realized and unrealized gain (loss)	2.10	2.00	1.90	0.42		1.26

Total from Investment Operations	2.05	1.97	1.88	0.39		1.24

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.29)	(0.11)	—	—		—

Total Distributions	(0.29)	(0.11)	—	—		—

Net asset value, end of the period	$14.68	$12.92	$11.06	$9.18		$8.79

Total return(b)	16.09%	18.03%	20.48%	4.44%		16.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$130,133	$133,329	$109,798	$41,421		$29,837
Net expenses	1.65%	1.66%	1.66%	1.67%		1.69%
Gross expenses	1.65%	1.66%	1.66%	1.67%		1.69%
Net investment loss	(0.36)%	(0.29)%	(0.16)%	(0.29)%		(0.20)%
Portfolio turnover rate	11%	8%	11%	27	%(c)	14%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$14.97		$12.73		$10.52	$10.01		$8.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.11		0.10	0.08		0.05
Net realized and unrealized gain (loss)	2.44		2.32		2.18	0.49		1.42

Total from Investment Operations	2.56		2.43		2.28	0.57		1.47

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.08)		(0.07)	(0.06)		(0.02)
Net realized capital gains	(0.29)		(0.11)		—	—		—

Total Distributions	(0.38)		(0.19)		(0.07)	(0.06)		(0.02)

Net asset value, end of the period	$17.15		$14.97		$12.73	$10.52		$10.01

Total return	17.40	%(b)	19.39	%(b)	21.75%	5.65	%(b)	17.21	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,001,688		$341,160		$60,765	$1		$1
Net expenses	0.57	%(c)	0.57	%(c)	0.58%	0.55	%(c)	0.95	%(c)
Gross expenses	0.58%		0.58%		0.58%	9.82%		3.45%
Net investment income	0.73%		0.80%		0.82%	0.71%		0.52%
Portfolio turnover rate	11%		8%		11%	27	%(d)	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$14.97	$12.73	$10.53	$10.04		$8.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.09	0.10	0.07		0.08
Net realized and unrealized gain (loss)	2.44	2.33	2.16	0.49		1.42

Total from Investment Operations	2.54	2.42	2.26	0.56		1.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.07)	(0.06)	(0.07)		(0.03)
Net realized capital gains	(0.29)	(0.11)	—	—		—

Total Distributions	(0.37)	(0.18)	(0.06)	(0.07)		(0.03)

Net asset value, end of the period	$17.14	$14.97	$12.73	$10.53		$10.04

Total return	17.25%	19.31%	21.55%	5.59%		17.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,620,996	$5,749,576	$3,493,961	$1,174,150		$1,004,157
Net expenses	0.65%	0.66%	0.66%	0.67%		0.69%
Gross expenses	0.65%	0.66%	0.66%	0.67%		0.69%
Net investment income	0.64%	0.69%	0.82%	0.69%		0.79%
Portfolio turnover rate	11%	8%	11%	27	%(b)	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

57  |

Notes to Financial Statements

September 30, 2018

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Allocation Fund (the “Global Allocation Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Each Fund is a diversified investment company.

Global Allocation Fund offers Class A, Class C, Class N and Class Y shares. Growth Fund was closed to new investors effective April 28, 2017. Growth Fund continues to offer Class A, Class C, Class N, and Class Y shares to existing shareholders and clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C, Class Y and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

|  58

Notes to Financial Statements (continued)

September 30, 2018

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

59  |

Notes to Financial Statements (continued)

September 30, 2018

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of September 30, 2018, securities held by Global Allocation Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets
$470,630,086	19.3%	$248,000	Less than 0.1%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost

|  60

Notes to Financial Statements (continued)

September 30, 2018

basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2018, the amount of income available to be distributed by the Global Allocation Fund has been reduced by $4,511,893.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts

61  |

Notes to Financial Statements (continued)

September 30, 2018

involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Due to/from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due to brokers balance in the Statement of Assets and Liabilities for Global Allocation Fund represents cash received as collateral for forward foreign currency contracts. The due from brokers balance in the Statement of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

f.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks

|  62

Notes to Financial Statements (continued)

September 30, 2018

may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2018.

g.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

Global Allocation Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(3,289,853)
Class C	(1,771,656)
Class Y	(12,428,003)

Total distributions	$(17,489,512)

UNDISTRIBUTED NET INVESTMENT INCOME	$10,545,895

Growth Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(2,941,318)
Class N	(688,493)
Class Y	(21,181,423)
Net realized capital gains
Class A	(7,024,882)
Class C	(1,227,895)
Class N	(992,374)
Class Y	(34,329,937)

Total distributions	$(68,386,322)

UNDISTRIBUTED NET INVESTMENT INCOME	$28,890,806

h.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment

63  |

Notes to Financial Statements (continued)

September 30, 2018

companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, paydown gains and losses, contingent payment debt instruments, convertible bonds, and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark-to-market, wash sales, premium amortization, contingent payment debt instruments, trust preferred securities, convertible bonds and return of capital distributions received. Amounts of income and capital gain available to be

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Notes to Financial Statements (continued)

September 30, 2018

distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Allocation Fund	$15,533,777	$24,595,545	$40,129,322	$17,489,512	$—	$17,489,512
Growth Fund	38,048,905	144,994,363	183,043,268	37,517,315	30,869,007	68,386,322

For the year ended September 30, 2017 differences between amounts previously reported and now disclosed in Note 2g of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Global Allocation Fund	Growth Fund
Undistributed ordinary income	$14,665,257	$33,931,827
Undistributed long-term capital gains	71,351,617	312,860,361

Total undistributed earnings	86,016,874	346,792,188

Unrealized appreciation	425,529,351	2,377,035,654

Total accumulated earnings	$511,546,225	$2,723,827,842

65  |

Notes to Financial Statements (continued)

September 30, 2018

As of September 30, 2018, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Global Allocation Fund	Growth Fund
Unrealized appreciation (depreciation)
Investments	$432,961,062	$2,377,035,654
Foreign currency translations	(7,431,711)	—

Total unrealized appreciation	$425,529,351	$2,377,035,654

As of September 30, 2018, the cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Global Allocation Fund	Growth Fund
Federal tax cost	$1,989,471,226	$6,445,004,151

Gross tax appreciation	$458,142,747	$2,424,426,221
Gross tax depreciation	(32,504,196)	(47,390,567)

Net tax appreciation	$425,638,551	$2,377,035,654

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency translation and capital gains taxes.

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend

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Notes to Financial Statements (continued)

September 30, 2018

securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2018, neither Fund had loaned securities under this agreement.

l.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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Notes to Financial Statements (continued)

September 30, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, at value:

Global Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$40,387,889	$—	$40,387,889
Hong Kong	—	68,114,525	—	68,114,525
India	—	17,524,813	—	17,524,813
Japan	—	26,258,307	—	26,258,307
Sweden	—	48,590,074	—	48,590,074
Switzerland	—	158,478,636	—	158,478,636
United Kingdom	—	111,275,842	—	111,275,842
United States	1,048,647,594	7,035	—	1,048,654,629
All Other Common Stocks(a)	98,543,410	—	—	98,543,410

Total Common Stocks	1,147,191,004	470,637,121	—	1,617,828,125

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Notes to Financial Statements (continued)

September 30, 2018

Global Allocation Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
United States	$35,577	$315,848,565	$124,748	(b)	$316,008,890
All Other Non-Convertible Bonds(a)	—	252,243,868	—		252,243,868

Total Non-Convertible Bonds	35,577	568,092,433	124,748		568,252,758

Convertible Bonds(a)	—	12,044,193	—		12,044,193
Municipals(a)	—	277,630	—		277,630

Total Bonds and Notes	35,577	580,414,256	124,748		580,574,581

Preferred Stocks(a)	1,798,260	565,615	—		2,363,875
Short-Term Investments	—	214,250,939	—		214,250,939

Total Investments	1,149,024,841	1,265,867,931	124,748		2,415,017,520

Forward Foreign Currency Contracts (unrealized appreciation)	—	463,197	—		463,197

Total	$1,149,024,841	$1,266,331,128	$124,748		$2,415,480,717

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,117,874)	$—	$(2,117,874)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,692,205,365	$—	$—	$8,692,205,365
Short-Term Investments	—	129,834,440	—	129,834,440

Total	$8,692,205,365	$129,834,440	$—	$8,822,039,805

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

September 30, 2018

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or September 30, 2018:

Global Allocation Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Common Stocks
United States	$3,886	$—	$—	$—	$—
Bonds and Notes
Non-Convertible Bonds
United States	1,075,475	—	(132)	(7,526)	—

Total	$1,079,361	$—	$(132)	$(7,526)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Common Stocks
United States	$—	$—	$(3,886)	$—	$—
Bonds and Notes
Non-Convertible Bonds
United States	(21,120)	153,526	(1,075,475)	124,748	(7,526)

Total	$(21,120)	$153,526	$(1,079,361)	$124,748	$(7,526)

A common stock valued at $3,886 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued at fair value as determined in good faith by the Fund’s advisor using broker-dealer bid prices for which the inputs are unobservable to the Fund. At September 30, 2018, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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Notes to Financial Statements (continued)

September 30, 2018

A debt security valued at $153,526 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $158,100 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $917,375 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized at the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Allocation Fund used during the period include forward foreign currency contracts.

Global Allocation Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2018, the Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

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Notes to Financial Statements (continued)

September 30, 2018

The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2018, as reflected within the Statements of Assets and Liabilities

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$463,197

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(2,117,874)

Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2018 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(230,410)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$(1,452,384)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Global Allocation Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2018:

Global Allocation Fund	Forwards
Average Notional Amount Outstanding	7.57%
Highest Notional Amount Outstanding	9.08%
Lowest Notional Amount Outstanding	6.66%
Notional Amount Outstanding as of September 30, 2018	8.51%

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Notes to Financial Statements (continued)

September 30, 2018

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Global Allocation Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2018, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Allocation Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$248,772	$(124,991)	$123,781	$(123,781)	$—
Credit Suisse International	47,147	(47,147)	—	—	—
Goldman Sachs & Co.	65,834	—	65,834	—	65,834
HSBC Bank USA	11,899	—	11,899	—	11,899
Morgan Stanley Capital Services, Inc.	4,497	—	4,497	(4,497)	—
UBS AG	85,048	(85,048)	—	—	—

	$463,197	$(257,186)	$206,011	$(128,278)	$77,733

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Notes to Financial Statements (continued)

September 30, 2018

Global Allocation Fund (continued)

Counterparty	Gross Amounts of Assets	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(124,991)	$124,991	$—	$—	$—
Credit Suisse International	(1,811,063)	47,147	(1,763,916)	1,070,000	(693,916)
UBS AG	(181,820)	85,048	(96,772)	—	(96,772)

	$(2,117,874)	$257,186	$(1,860,688)	$1,070,000	$(790,688)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the

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Notes to Financial Statements (continued)

September 30, 2018

relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2018:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Allocation Fund	$1,533,197	$77,733

Net loss amount reflects cash received as collateral for Global Allocation Fund of $610,000.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Allocation Fund	$659,469,104	$358,710,754
Growth Fund	1,344,874,832	892,934,941

For the year ended September 30, 2018, purchases and sales of U.S. Government/Agency securities by the Global Allocation Fund were $115,817,515 and $75,987,821, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2018, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $2 billion	Over $2 billion
Global Allocation Fund	0.75%	0.73%
Growth Fund	0.50%	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated

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Notes to Financial Statements (continued)

September 30, 2018

on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2018 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%
Growth Fund	1.25%	2.00%	0.95%	1.00%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Global Allocation Fund	$15,669,842	0.75%
Growth Fund	40,912,661	0.50%

No expenses were recovered for either Fund during the year ended September 30, 2018 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

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Notes to Financial Statements (continued)

September 30, 2018

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Global Allocation Fund	$888,699	$948,489	$2,845,466
Growth Fund	2,648,173	337,629	1,012,891

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

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Notes to Financial Statements (continued)

September 30, 2018

For the year ended September 30, 2018, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Global Allocation Fund	$920,112
Growth Fund	3,599,450

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Allocation Fund	$1,576,887
Growth Fund	6,067,378

As of September 30, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Allocation Fund	$43,216
Growth Fund	79,497

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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Notes to Financial Statements (continued)

September 30, 2018

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2018, were as follows:

Fund	Commissions
Global Allocation Fund	$125,405
Growth Fund	75,263

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts,

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Notes to Financial Statements (continued)

September 30, 2018

Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2018, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Global Allocation Fund	—	0.80%	0.80%
Growth Fund	0.21%	0.64%	0.85%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Global Allocation Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2019.

Natixis Advisors has given a binding contractual undertaking to the Growth Fund to reimburse any and all transfer agency expenses attributable to accounts admitted to Class N via a provision that allows Natixis Distribution, at its sole discretion, to waive the investment minimum for certain accounts, as described in the Fund’s prospectus. This undertaking is in effect through June 30, 2019. Prior to February 1, 2018, Natixis Advisors had given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares.

Expenses reimbursed pursuant to these undertakings are not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2018, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
Global Allocation Fund	$478
Growth Fund	29,092

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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Notes to Financial Statements (continued)

September 30, 2018

For the year ended September 30, 2018 the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Allocation Fund	$290,463	$310,328	$478	$1,052,158
Growth Fund	905,599	115,568	30,440	5,424,243

8.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, neither Fund had borrowings under this agreement.

9.  Brokerage Commission Recapture.  Each Fund had entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are

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Notes to Financial Statements (continued)

September 30, 2018

included in realized gains on investments on the Statements of Operations. For the year ended September 30, 2018, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Allocation Fund	$19,202
Growth Fund	42,577

Effective March 9, 2018, the brokerage commission recapture program was terminated.

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Non- Affiliated Account Holders	Percentage of Non- Affiliated Ownership
Growth Fund	6	57.34%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2018

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017(a)
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,103,965	$184,844,305	4,990,165	$100,716,829
Issued in connection with the reinvestment of distributions	259,737	5,734,993	140,170	2,609,969
Redeemed	(5,133,874)	(116,824,548)	(5,616,924)	(111,165,803)

Net change	3,229,828	$73,754,750	(486,589)	$(7,839,005)

Class C
Issued from the sale of shares	6,101,385	$137,2 96,960	1,966,061	$38,867,350
Issued in connection with the reinvestment of distributions	149,300	3,268,181	55,158	1,018,222
Redeemed	(4,761,750)	(107,144,492)	(7,808,773)	(152,602,063)

Net change	1,488,935	$33,420,649	(5,787,554)	$(112,716,491)

Class N
Issued from the sale of shares	880,524	$20,044,847	2,739,038	$58,209,318
Issued in connection with the reinvestment of distributions	70,593	1,565,047	—	—
Redeemed	(234,590)	(5,402,022)	(107)	(2,286)

Net change	716,527	$16,207,872	2,738,931	$58,207,032

	Year Ended September 30, 2018		Year Ended September 30, 2017(a)
Global Allocation Fund	Shares	Amount	Shares	Amount
Class Y
Issued from the sale of shares	26,704,228	$611,912,156	19,036,860	$382,730,980
Issued in connection with the reinvestment of distributions	905,490	20,083,757	520,438	9,732,190
Redeemed	(10,059,816)	(229,836,093)	(13,769,090)	(276,314,577)

Net change	17,549,902	$402,159,820	5,788,208	$116,148,593

Increase (decrease) from capital share transactions	22,985,192	$525,543,091	2,252,996	$53,800,129

(a)	From commencement of operations on February 1, 2017 through September 30, 2017 for Class N shares.

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Notes to Financial Statements (continued)

September 30, 2018

12.  Capital Shares (continued).

	Year Ended September 30, 2018		Year Ended September 30, 2017
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	9,892,333	$148,235,534	23,963,667	$290,490,483
Issued in connection with the reinvestment of distributions	1,464,494	21,381,619	786,586	8,974,953
Redeemed	(13,865,728)	(209,484,702)	(15,774,109)	(197,838,024)

Net change	(2,508,901)	$(39,867,549)	8,976,144	$101,627,412

Class C
Issued from the sale of shares	1,122,136	$15,439,085	3,905,114	$42,699,406
Issued in connection with the reinvestment of distributions	148,410	1,993,145	68,093	719,057
Redeemed	(2,724,624)	(37,772,137)	(3,588,005)	(41,290,336)

Net change	(1,454,078)	$(20,339,907)	385,202	$2,128,127

Class N
Issued from the sale of shares	43,285,115	$684,373,304	19,181,068	$266,844,514
Issued in connection with the reinvestment of distributions	380,354	5,914,498	138,457	1,680,867
Redeemed	(8,026,613)	(130,323,337)	(1,306,361)	(17,394,963)

Net change	35,638,856	$559,964,465	18,013,164	$251,130,418

Class Y
Issued from the sale of shares	134,173,905	$2,158,881,553	245,187,409	$3,227,208,558
Issued in connection with the reinvestment of distributions	7,592,419	118,138,051	2,860,266	34,723,626
Redeemed	(139,565,871)	(2,246,057,772)	(138,438,910)	(1,821,188,519)

Net change	2,200,453	$30,961,832	109,608,765	$1,440,743,665

Increase (decrease) from capital share transactions	33,876,330	$530,718,841	136,983,275	$1,795,629,622

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Global Allocation Fund and Loomis Sayles Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Loomis Sayles Global Allocation Fund and Loomis Sayles Growth Fund (two of the funds constituting Loomis Sayles Funds II, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

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Report of Independent Registered Public Accounting Firm

September 30, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Allocation	52.71%
Growth	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2018, unless subsequently determined to be different.

Fund	Amount
Global Allocation	$24,595,545
Growth	144,994,363

Qualified Dividend Income.  For the fiscal year ended September 30, 2018, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Allocation
Growth

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

89  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

91  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

93  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2018

Portfolio Review	1
Portfolio of Investments	22
Financial Statements	40
Notes to Financial Statements	52

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The domestic equity markets were strong during the period. In the small- and mid-cap segments of the market, growth-oriented stocks outperformed value stocks.

In particular, factors that typically favor growth managers were in favor during the period, and companies with the strongest sales growth outperformed slower-growing companies. Given the dominance of growth stocks, sectors such as information technology and healthcare, which are more growth-oriented areas, outperformed. More broadly, large-cap stocks outperformed small- and mid-cap stocks, as measured by the Russell indices.

Performance Results

For the 12-month period ending September 30, 2018, the Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned 29.77% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned 21.06%.

Explanation of Fund Performance

The Fund’s relative outperformance was driven primarily by stock selection in the healthcare, consumer discretionary, materials and information technology sectors.

The Fund’s top individual contributors to performance were Teledoc Health Inc., Inogen Inc. and RingCentral Inc. Teledoc is a leading company in the telemedicine market, providing patients with rapid access to healthcare via phone and video. The company reported very strong results with robust revenue growth driven by increasing subscriptions and total patient visits. Inogen manufactures and markets portable oxygen concentrators for patients on oxygen therapy. Results in the most recent quarter beat expectations as all segments of the business performed well, and sales were very strong in the United States and Europe. RingCentral is a provider of cloud-based business communications solutions. The secular shift from on-premises to cloud-based communications tools has been a tailwind, and the company has executed well in taking advantage of that shift. Core subscription growth was robust during the period, and the company continued to expand its share of the enterprise market.

1  |

Dermira Inc., WageWorks, Inc. and Mercury Systems Inc. were the individual largest detractors from performance during the period. Biotechnology company Dermira declined during the time period after announcing that two clinical trials had failed to meet their primary endpoints and that as a result, the company would abandon pursuit of the treatments. The resulting drop in the stock triggered our stop-loss, and Dermira was sold from the portfolio. Benefits administrator WageWorks declined after delaying a key company filing. Defense electronics contractor Mercury Systems declined during the quarter due to ongoing federal budget delays. The stock’s decline triggered our stop-loss, and it was sold from the portfolio.

Outlook

Over time, the market has followed the trajectory of earnings, with some volatility when the market overcorrects in both directions. Given the length of the expansion and bull market since 2009, and despite the fact that there was a notable pause in 2016, market participants have worried that the equity markets have overshot to the upside and are overdue for a correction. Based on recent favorable earnings growth and macroeconomic readings on the US economy, as well as the current outlook for the coming year, the overall market doesn’t appear to be particularly overvalued.

With these cornerstones in place, we feel that the market can continue to rise at a similar pace to earnings growth for the foreseeable future. However, higher interest rates, trade tensions, political instability, and sluggish international economic growth are all potential threats to the current positive market environment.

We see no reason to alter our philosophy and process of bottom-up investing in quality secular growth companies and using risk management tools to help control the volatility of the portfolio.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2008 through September 30, 20182

Top Ten Holdings as of September 30, 2018

	Security Name	% of net assets
1	PRA Health Sciences, Inc.	1.55%
2	Insulet Corp.	1.43
3	HealthEquity, Inc.	1.43
4	Grand Canyon Education, Inc.	1.42
5	Teladoc Health, Inc.	1.42
6	Q2 Holdings, Inc.	1.40
7	RealPage, Inc.	1.39
8	Proto Labs, Inc.	1.37
9	Novocure Ltd.	1.33
10	Planet Fitness, Inc., Class A	1.32

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

3  |

Average Annual Total Returns — September 30, 20182

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	29.77%	12.47%	13.75%	—%	0.95%	0.95%

Retail Class (Inception 12/31/96)	29.45	12.19	13.45	—	1.20	1.20

Class N (Inception 2/1/13)	29.93	12.59	—	16.37	0.82	0.82

Comparative Performance
Russell 2000® Growth Index[1]	21.06	12.14	12.65	14.81

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  4

LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Domestic equity markets continued to move higher, aided by modest economic expansion in addition to a corporate tax rate cut which significantly boosted corporate earnings. Throughout most of the period, growth stocks significantly outperformed value stocks. Investors showed a preference for companies that achieved faster revenue growth and stronger earnings, while valuations had little influence on stock performance.

During the second quarter of 2018, political rhetoric regarding international trade and import tariffs resulted in lowered global growth expectations and a stronger US dollar. Investors repositioned their portfolios toward a more domestic focus, selling large-cap equities and buying small-cap equities, mostly using index funds and ETFs. The result was a shift in small-cap leadership into the stocks with the smallest market caps, and lower quality companies with little or no earnings were the strongest performers.

The Federal Reserve raised interest rates multiple times during the period and moved from an accommodative monetary policy to a more normalized posture. Interest-sensitive sectors such as REITs and utilities lagged the performance of the overall market.

Performance Results

For the 12 months ended September 30, 2018, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 6.21% at net asset value. The Fund underperformed its benchmark, the Russell 2000® Value Index, which returned 9.33%.

Explanation of Fund Performance

The Fund’s underperformance was primarily due to stock selection despite making favorable sector allocations. The Fund performed well versus the benchmark for the majority of the period. However, the Fund handily underperformed late in the period, when investors using passive strategies invested heavily in small-cap equities in a macro-driven market rotation. This produced outsized returns for smaller, less liquid stocks, including many companies with low or depressed earnings. The Fund had very little exposure to stocks with those characteristics, detracting from relative performance and more than offsetting the outperformance of the Fund during the remainder of the period.

5  |

Weak stock selection within the energy and consumer discretionary sectors detracted from returns versus the benchmark, as did an overweight position to the information technology sector. Our oilfield services holdings within energy failed to keep pace with a steady improvement in oil prices, as competitive dynamics within the industry weighed on performance. Among consumer discretionary stocks, a handful of company-specific disappointments detracted from performance, as did the Fund’s lack of exposure to the fundamentally challenged retail, restaurant, textile and apparel industries, all of which rallied sharply during the spring of 2018.

Specific holdings that were the biggest detractors from the Fund’s performance were RPC, Inc., Horizon Global Corporation and Houghton Mifflin Harcourt. RPC is a provider of pressure pumping and other oilfield services. The stock underperformed as investors became concerned about industry capacity growth and management’s preference for shorter-term contracts, which negatively impacted revenue in a declining price environment.

Horizon Global manufactures towing and trailering accessories for the automotive market. Revenue during the period was negatively impacted by retailers decreasing inventory, and profitability was hurt by rising materials costs. This resulted in a decline in cash flow that Horizon Global had originally planned to use to pay down debt.

Houghton Mifflin operates as a global education and learning company. The company lost market share in a declining education book market during 2017, and that caused significant underperformance in the stock during the second half of 2017 and early 2018.

Sector allocation versus the benchmark was positive in both the real estate and industrials sectors, while strong stock selection in the information technology and industrials sectors also added to relative performance. Leading contributors among technology stocks were data services stocks with steady growth as well as internet and media-related holdings. Among industrials, top performers were steady growth, less economically cyclical professional services holdings.

Among individual names, Insperity, Inc., WEX Inc. and Mellanox Technologies, Ltd. had the largest positive stock contribution to the Fund’s performance. Insperity is a provider of human resource services including payroll, benefits administration, workers’ compensation and recruiting to small and medium-sized businesses. The company extended its streak to five consecutive quarters of materially exceeding consensus earnings estimates, reflecting favorable employment trends, strong customer retention, improved sales productivity and excellent cost management.

WEX Inc. is a leading outsourced service provider of business-to-business payment solutions for the truck fleet, corporate, and health & employee benefit industries. WEX exhibited strong performance during the period largely due to growth in transactions, new business opportunities and higher fuel prices. Recently acquired high-profile customers

|  6

LOOMIS SAYLES SMALL CAP VALUE FUND

included Verizon, Shell, and Chevron, as well as some government fleet contracts. While there are some initial costs associated with new business, the wins provided evidence of future revenue and earnings growth.

Mellanox Technologies is the leading provider of interconnect products used in high performance computing. As artificial intelligence and flash memory continued their growth, data centers have required higher performance interconnects, and Mellanox is well positioned to benefit from this trend. In addition, profitability has increased faster than sales due to a renewed focus on lowering operating costs.

Outlook

The Small Cap Value fund seeks potential investments in smaller companies where the stock price and valuation do not accurately reflect our assessment of the underlying value of the corporate enterprise due to one of these market inefficiencies: a misunderstood franchise, an underfollowed stock or a company in the midst of a special situation.

We look for trustworthy and capable management teams whose interests are aligned with shareholders, as well as fundamentally sound business models with sustainable and understandable advantages that could lead to growth in value over time.

We apply these principles consistently regardless of the market environment. With a margin of safety and a proper time horizon, our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk.

7  |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2008 through September 30, 20183

See notes to chart on page 9.

Top Ten Holdings as of September 30, 2018

	Security Name	% of net assets
1	Littelfuse, Inc.	1.51%
2	KAR Auction Services, Inc.	1.30
3	Popular, Inc.	1.21
4	ALLETE, Inc.	1.17
5	WEX, Inc.	1.13
6	Viad Corp.	1.12
7	Euronet Worldwide, Inc.	1.12
8	Wintrust Financial Corp.	1.12
9	Employers Holdings, Inc.	1.11
10	Churchill Downs, Inc.	1.08

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  8

LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20183

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	6.21%	9.78%	10.82%	—%	0.98%	0.95%

Retail Class (Inception 12/31/96)	5.95	9.51	10.54	—	1.23	1.20

Admin Class (Inception 1/2/98)	5.68	9.24	10.27	—	1.48	1.45

Class N (Inception 2/1/13)	6.28	9.86	—	11.67	0.88	0.88

Comparative Performance
Russell 2000® Value Index[1]	9.33	9.91	9.52	11.43
Russell 2000® Index[2]	15.24	11.07	11.11	13.15

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

9  |

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The domestic equity markets were strong during the period. In the small- and mid-cap segments of the market, growth-oriented stocks outperformed value stocks.

In particular, factors that typically favor growth managers were in favor during the period, and companies with the strongest sales growth outperformed slower-growing companies. Given the dominance of growth stocks, sectors such as information technology and healthcare, which are more growth-oriented areas, outperformed. More broadly, large-cap stocks outperformed small- and mid-cap stocks, as measured by the Russell indices.

Performance Results

For the 12-month period ending September 30, 2018, the Institutional Class shares of Loomis Sayles Small/Mid Cap Growth Fund returned 25.83% at net asset value. The Fund outperformed its benchmark, the Russell 2500™ Growth Index, which returned 23.13%.

Explanation of Performance

The Fund’s relative outperformance was driven primarily by stock selection, with particular strength in the healthcare and materials sectors. An underweight to the real estate sector also contributed to performance. However, stock selection in the financials and industrials sectors detracted from relative performance.

At an individual stock level, the Fund’s top contributors to performance were Planet Fitness Inc., WellCare Health Plans, Inc. and HubSpot Inc.

Fitness and exercise club operator Planet Fitness executed well and reported strong growth over the course of the period. Revenues increased, driven largely by the company’s franchise business. Margins expanded, and the company also increased its store base. WellCare Health Plans is a managed care company focused on government memberships with the majority of its business Medicaid. Earnings were strong in the most recent quarter, with improved performance across products and a favorable lower tax rate. Inbound marketing software platform Hubspot was the top performer for the quarter. The company announced new products and reported exceptionally strong results as sales grew, driven by subscription revenues.

|  10

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Mercury Systems Inc., Healthcare Services Group Inc. and Advanced Energy Industries Inc. were the largest individual stock detractors from performance during the period. Defense electronics contractor Mercury Systems declined during the quarter due to ongoing federal budget delays. The stock fell significantly enough to trigger our stop-loss and was sold from the portfolio. Healthcare Services Group provides janitorial and other facility-related services to the healthcare industry, particularly nursing homes. The company reported very strong results late in the period, citing unprecedented demand, but a downgrade from a sell-side stock analyst resulted in the stock falling. Investors also reacted negatively when a significant customer filed for bankruptcy, leading to questions about the overall health of the industry. Semiconductor capital equipment company Advanced Energy Industries was down during the time period. The stock was a very strong performer early in the period, as were most in the semiconductor space. However, the semiconductor industry sold off toward the end of 2017, and Advanced Energy fell in sympathy.

Outlook

Over time, the market has followed the trajectory of earnings, with some volatility when the market overcorrects in both directions. Given the length of the expansion and bull market since 2009, and despite the fact that there was a notable pause in 2016, market participants have worried that the equity markets have overshot to the upside and are overdue for a correction. Based on recent favorable earnings growth and macroeconomic readings on the US economy, as well as the current outlook for the coming year, the overall market doesn’t appear to be particularly overvalued.

With these cornerstones in place, we feel that the market can continue to rise at a similar pace to earnings growth for the foreseeable future. However, higher interest rates, trade tensions, political instability, and sluggish international economic growth are all potential threats to the current positive market environment.

We see no reason to alter our philosophy and process of bottom-up investing in quality secular growth companies and using risk management tools to help control the volatility of the portfolio.

11  |

Hypothetical Growth of $1,000,000 Investment in Institutional Class Shares2

June 30, 2015 (inception) through September 30, 2018

See notes to chart on page 13.

Top Ten Holdings as of September 30, 2018

	Security Name	% of net assets
1	PTC, Inc.	2.04%
2	WellCare Health Plans, Inc.	1.81
3	ICON PLC	1.76
4	CoStar Group, Inc.	1.71
5	Grand Canyon Education, Inc.	1.71
6	HEICO Corp.	1.67
7	Guidewire Software, Inc.	1.66
8	Ingevity Corp.	1.65
9	HubSpot, Inc.	1.63
10	HealthEquity, Inc.	1.58
The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  12

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Average Annual Total Returns — September 30, 20182

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net

Institutional Class (Inception 6/30/15)	25.83%	14.47%	1.57%	0.85%

Comparative Performance
Russell 2500TM Growth Index[1]	23.13	12.34

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

The Russell 2500TM Growth Index measures the performance of the small-to-mid-cap growth segment of the US equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 01/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

13  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

|  14

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,185.60	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

Retail Class
Actual	$1,000.00	$1,184.00	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.02

Class N
Actual	$1,000.00	$1,186.40	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*  Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.19% and 0.82% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,055.00	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,053.80	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,052.50	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,055.60	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.82% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During Period* 4/1/2018 – 9/30/2018
Actual	$1,000.00	$1,141.50	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each

17  |

Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2017, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the

|  18

independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	23%	40%	31%
Loomis Sayles Small Cap Value Fund	70%	35%	43%
Loomis Sayles Small/Mid Cap Growth Fund	10%	N/A	N/A

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain periods, was stronger over the long term relative to its category; and (3) that the Fund’s net expense ratio was below the median for a peer group of funds.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund

19  |

family. They noted that all of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their caps. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its cap. The Trustees noted that the Funds had total advisory fee rates that were below the medians of their respective peer groups of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

|  20

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2019.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.0% of Net Assets

	Aerospace & Defense – 3.4%
236,528	AAR Corp.	$11,327,326
299,398	Astronics Corp.(a)	13,023,813
244,303	Hexcel Corp.	16,380,516
212,083	KLX, Inc.(a)	13,314,571

		54,046,226

	Banks – 3.6%
221,278	Chemical Financial Corp.	11,816,245
245,125	Pacific Premier Bancorp, Inc.(a)	9,118,650
200,570	Pinnacle Financial Partners, Inc.	12,064,285
324,142	Renasant Corp.	13,357,892
159,604	UMB Financial Corp.	11,315,924

		57,672,996

	Beverages – 0.8%
159,978	MGP Ingredients, Inc.	12,635,062

	Biotechnology – 4.7%
140,093	Agios Pharmaceuticals, Inc.(a)	10,803,972
276,074	Aimmune Therapeutics, Inc.(a)	7,531,299
117,591	Argenx SE, ADR(a)	8,918,101
277,121	Genomic Health, Inc.(a)	19,459,437
185,619	Global Blood Therapeutics, Inc.(a)	7,053,522
609,861	Ironwood Pharmaceuticals, Inc.(a)	11,258,034
244,826	Xencor, Inc.(a)	9,540,869

		74,565,234

	Building Products – 1.9%
187,339	Patrick Industries, Inc.(a)	11,090,469
252,302	Trex Co., Inc.(a)	19,422,208

		30,512,677

	Capital Markets – 1.5%
291,250	Artisan Partners Asset Management, Inc., Class A	9,436,500
76,101	MarketAxess Holdings, Inc.	13,583,268

		23,019,768

	Chemicals – 1.2%
193,693	Ingevity Corp.(a)	19,733,443

	Construction & Engineering – 1.7%
527,405	Primoris Services Corp.	13,090,192
794,882	Willscot Corp.(a)	13,632,226

		26,722,418

	Consumer Finance – 1.2%
214,699	Green Dot Corp., Class A(a)	19,069,565

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Distributors – 1.2%
117,815	Pool Corp.	$19,660,967

	Diversified Consumer Services – 4.3%
119,684	Bright Horizons Family Solutions, Inc.(a)	14,103,563
507,445	Chegg, Inc.(a)	14,426,661
199,300	Grand Canyon Education, Inc.(a)	22,481,040
1,097,047	Laureate Education, Inc., Class A(a)	16,938,406

		67,949,670

	Diversified Telecommunication Services – 1.0%
293,193	Cogent Communications Holdings, Inc.	16,360,169

	Electrical Equipment – 1.2%
329,973	Generac Holdings, Inc.(a)	18,613,777

	Energy Equipment & Services – 1.8%
437,772	Cactus, Inc., Class A(a)	16,757,912
177,396	Dril-Quip, Inc.(a)	9,268,941
84,773	KLX Energy Services Holdings, Inc.(a)	2,713,584

		28,740,437

	Entertainment – 0.5%
316,346	IMAX Corp.(a)	8,161,727

	Food & Staples Retailing – 0.5%
211,900	Chefs’ Warehouse, Inc. (The)(a)	7,702,565

	Food Products – 0.7%
293,791	Freshpet, Inc.(a)	10,782,130

	Health Care Equipment & Supplies – 10.1%
521,947	AtriCure, Inc.(a)	18,283,803
59,505	Inogen, Inc.(a)	14,526,361
214,027	Insulet Corp.(a)	22,676,161
191,749	iRhythm Technologies, Inc.(a)	18,150,960
211,186	Merit Medical Systems, Inc.(a)	12,977,380
86,343	Neogen Corp.(a)	6,176,115
401,665	Novocure Ltd.(a)	21,047,246
116,993	Penumbra, Inc.(a)	17,513,852
156,165	Tactile Systems Technology, Inc.(a)	11,095,523
595,956	Wright Medical Group NV(a)	17,294,643

		159,742,044

	Health Care Providers & Services – 4.8%
115,423	Amedisys, Inc.(a)	14,423,258
281,830	AMN Healthcare Services, Inc.(a)	15,416,101
206,177	BioTelemetry, Inc.(a)	13,288,108
239,518	HealthEquity, Inc.(a)	22,612,894

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Providers & Services – continued
295,660	Tivity Health, Inc.(a)	$9,505,469

		75,245,830

	Health Care Technology – 3.6%
256,638	Medidata Solutions, Inc.(a)	18,814,131
259,254	Teladoc Health, Inc.(a)	22,386,583
431,941	Vocera Communications, Inc.(a)	15,800,402

		57,001,116

	Hotels, Restaurants & Leisure – 2.6%
385,517	Planet Fitness, Inc., Class A(a)	20,829,483
291,773	Wingstop, Inc.	19,919,343

		40,748,826

	Insurance – 2.0%
275,401	Kinsale Capital Group, Inc.	17,587,108
395,460	Trupanion, Inc.(a)	14,129,786

		31,716,894

	IT Services – 4.9%
119,236	Euronet Worldwide, Inc.(a)	11,949,832
312,408	Evo Payments, Inc., Class A(a)	7,466,551
305,005	InterXion Holding NV(a)	20,526,836
334,608	Virtusa Corp.(a)	17,971,796
389,180	WNS Holdings Ltd., ADR(a)	19,750,885

		77,665,900

	Leisure Products – 0.4%
123,638	Malibu Boats, Inc., Class A(a)	6,765,471

	Life Sciences Tools & Services – 1.6%
222,399	PRA Health Sciences, Inc.(a)	24,506,146

	Machinery – 5.0%
227,707	Albany International Corp., Class A	18,102,706
690,971	Harsco Corp.(a)	19,727,222
133,813	Proto Labs, Inc.(a)	21,644,253
125,291	RBC Bearings, Inc.(a)	18,838,755

		78,312,936

	Multiline Retail – 1.3%
213,429	Ollie’s Bargain Outlet Holdings, Inc.(a)	20,510,527

	Oil, Gas & Consumable Fuels – 0.7%
231,370	PDC Energy, Inc.(a)	11,327,875

	Pharmaceuticals – 1.9%
212,531	Aerie Pharmaceuticals, Inc.(a)	13,081,283

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – continued
328,179	Supernus Pharmaceuticals, Inc.(a)	$16,523,813

		29,605,096

	Semiconductors & Semiconductor Equipment – 2.6%
128,431	MKS Instruments, Inc.	10,293,744
130,673	Monolithic Power Systems, Inc.	16,403,382
165,286	Silicon Laboratories, Inc.(a)	15,173,255

		41,870,381

	Software – 14.5%
173,434	2U, Inc.(a)	13,040,503
148,764	Blackbaud, Inc.	15,096,571
305,154	Envestnet, Inc.(a)	18,599,136
462,441	Five9, Inc.(a)	20,204,047
198,702	Guidewire Software, Inc.(a)	20,070,889
114,601	HubSpot, Inc.(a)	17,299,021
482,252	Mimecast Ltd.(a)	20,196,714
364,885	Q2 Holdings, Inc.(a)	22,093,787
496,007	Rapid7, Inc.(a)	18,312,578
334,608	RealPage, Inc.(a)	22,050,667
214,326	RingCentral, Inc., Class A(a)	19,943,034
216,419	Talend S.A., ADR(a)	15,093,061
105,406	Varonis Systems, Inc.(a)	7,720,990

		229,720,998

	Specialty Retail – 2.2%
468,796	At Home Group, Inc.(a)	14,781,138
425,960	National Vision Holdings, Inc.(a)	19,227,834

		34,008,972

	Textiles, Apparel & Luxury Goods – 4.2%
196,833	Columbia Sportswear Co.	18,319,247
682,748	Crocs, Inc.(a)	14,535,705
385,218	G-III Apparel Group Ltd.(a)	18,563,655
276,523	Steven Madden Ltd.	14,628,067

		66,046,674

	Thrifts & Mortgage Finance – 0.6%
196,758	Essent Group Ltd.(a)	8,706,542

	Trading Companies & Distributors – 1.8%
507,220	BMC Stock Holdings, Inc.(a)	9,459,653
246,770	SiteOne Landscape Supply, Inc.(a)	18,591,652

		28,051,305

	Total Common Stocks (Identified Cost $976,295,315)	1,517,502,364

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.1%
$65,314,588	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $65,321,664 on 10/01/2018 collateralized by $67,080,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $66,623,319 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $65,314,588)	$65,314,588

	Total Investments – 100.1% (Identified Cost $1,041,609,903)	1,582,816,952
	Other assets less liabilities—(0.1)%	(1,753,311)

	Net Assets – 100.0%	$1,581,063,641

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2018

Software	14.5%
Health Care Equipment & Supplies	10.1
Machinery	5.0
IT Services	4.9
Health Care Providers & Services	4.8
Biotechnology	4.7
Diversified Consumer Services	4.3
Textiles, Apparel & Luxury Goods	4.2
Banks	3.6
Health Care Technology	3.6
Aerospace & Defense	3.4
Semiconductors & Semiconductor Equipment	2.6
Hotels, Restaurants & Leisure	2.6
Specialty Retail	2.2
Insurance	2.0
Other Investments, less than 2% each	23.5
Short-Term Investments	4.1

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 99.1% of Net Assets

	Aerospace & Defense – 1.7%
255,946	Aerojet Rocketdyne Holdings, Inc.(a)	$8,699,605
123,267	BWX Technologies, Inc.	7,709,118

		16,408,723

	Auto Components – 2.0%
227,260	Cooper Tire & Rubber Co.	6,431,458
95,349	Fox Factory Holding Corp.(a)	6,679,198
75,759	LCI Industries	6,272,845

		19,383,501

	Banks – 16.7%
246,943	BancorpSouth Bank	8,075,036
101,926	Bank OZK	3,869,111
187,369	Bryn Mawr Bank Corp.	8,787,606
93,559	Carolina Financial Corp.	3,529,046
230,414	Cathay General Bancorp	9,548,356
295,898	CenterState Bank Corp.	8,299,939
176,008	Chemical Financial Corp.	9,398,827
362,569	CVB Financial Corp.	8,092,540
286,314	First Financial Bancorp	8,503,526
113,874	First Financial Bankshares, Inc.	6,729,953
364,502	Home BancShares, Inc.	7,982,594
111,663	IBERIABANK Corp.	9,083,785
168,893	PacWest Bancorp	8,047,751
120,553	Pinnacle Financial Partners, Inc.	7,251,263
230,444	Popular, Inc.	11,810,255
140,579	Prosperity Bancshares, Inc.	9,749,154
53,627	Signature Bank	6,158,525
91,385	Texas Capital Bancshares, Inc.(a)	7,552,970
250,033	Triumph Bancorp, Inc.(a)	9,551,261
127,878	Wintrust Financial Corp.	10,861,957

		162,883,455

	Beverages – 0.8%
498,104	Cott Corp.	8,044,380

	Building Products – 1.4%
120,321	Armstrong World Industries, Inc.(a)	8,374,342
77,074	Masonite International Corp.(a)	4,940,443

		13,314,785

	Capital Markets – 1.4%
324,184	Donnelley Financial Solutions, Inc.(a)	5,809,377
147,790	Stifel Financial Corp.	7,575,716

		13,385,093

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Chemicals – 4.3%
269,946	AdvanSix, Inc.(a)	$9,164,667
70,384	Ashland Global Holdings, Inc.	5,902,402
93,480	Cabot Corp.	5,863,066
87,316	Ingevity Corp.(a)	8,895,754
89,569	Minerals Technologies, Inc.	6,054,864
83,057	WR Grace & Co.	5,935,253

		41,816,006

	Commercial Services & Supplies – 3.8%
107,350	Clean Harbors, Inc.(a)	7,684,113
211,905	KAR Auction Services, Inc.	12,648,610
232,661	Kimball International, Inc.	3,897,072
190,190	LSC Communications, Inc.	2,103,501
183,580	Viad Corp.	10,877,115

		37,210,411

	Communications Equipment – 1.0%
279,340	Digi International, Inc.(a)	3,757,123
518,099	Viavi Solutions, Inc.(a)	5,875,243

		9,632,366

	Construction & Engineering – 0.3%
77,601	MYR Group, Inc.(a)	2,532,897

	Construction Materials – 0.2%
43,734	U.S. Concrete, Inc.(a)	2,005,204

	Consumer Finance – 0.7%
195,823	PRA Group, Inc.(a)	7,049,628

	Distributors – 0.2%
53,467	Core-Mark Holding Co., Inc.	1,815,739

	Diversified Consumer Services – 1.1%
74,038	Adtalem Global Education, Inc.(a)	3,568,632
121,764	ServiceMaster Global Holdings, Inc.(a)	7,553,021

		11,121,653

	Diversified Financial Services – 0.4%
190,922	Cannae Holdings, Inc.(a)	3,999,816

	Electric Utilities – 1.2%
152,301	ALLETE, Inc.	11,424,098

	Electrical Equipment – 0.7%
228,520	TPI Composites, Inc.(a)	6,524,246

	Electronic Equipment, Instruments & Components – 4.5%
97,683	Belden, Inc.	6,975,543

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
105,632	II-VI, Inc.(a)	$4,996,393
84,684	Kimball Electronics, Inc.(a)	1,664,041
74,058	Littelfuse, Inc.	14,655,338
131,419	Methode Electronics, Inc.	4,757,368
46,883	Rogers Corp.(a)	6,906,803
181,363	Vishay Intertechnology, Inc.	3,690,737

		43,646,223

	Energy Equipment & Services – 2.8%
177,468	Apergy Corp.(a)	7,730,506
280,567	C&J Energy Services, Inc.(a)	5,835,794
62,228	KLX Energy Services Holdings, Inc.(a)	1,991,918
94,020	Natural Gas Services Group, Inc.(a)	1,983,822
151,990	Oil States International, Inc.(a)	5,046,068
230,629	U.S. Silica Holdings, Inc.	4,342,744

		26,930,852

	Food Products – 3.1%
161,073	Darling Ingredients, Inc.(a)	3,111,930
50,327	J&J Snack Foods Corp.	7,593,841
422,096	Nomad Foods Ltd.(a)	8,551,665
76,267	Post Holdings, Inc.(a)	7,477,217
523,103	SunOpta, Inc.(a)	3,844,807

		30,579,460

	Health Care Equipment & Supplies – 2.4%
145,580	Avanos Medical, Inc.(a)	9,972,230
100,331	Quidel Corp.(a)	6,538,571
247,116	Varex Imaging Corp.(a)	7,082,345

		23,593,146

	Health Care Providers & Services – 0.7%
126,877	AMN Healthcare Services, Inc.(a)	6,940,172

	Hotels, Restaurants & Leisure – 2.2%
38,038	Churchill Downs, Inc.	10,563,153
17,148	Cracker Barrel Old Country Store, Inc.	2,522,985
79,269	Marriott Vacations Worldwide Corp.	8,858,311

		21,944,449

	Household Durables – 0.7%
54,501	Helen of Troy Ltd.(a)	7,134,181

	Household Products – 0.6%
73,890	Spectrum Brands Holdings, Inc.	5,521,061

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Independent Power & Renewable Electricity Producers – 0.7%
135,835	NextEra Energy Partners LP	$6,587,997

	Industrial Conglomerates – 0.9%
188,386	Raven Industries, Inc.	8,618,659

	Insurance – 3.7%
238,505	Employers Holdings, Inc.	10,804,276
135,491	First American Financial Corp.	6,989,981
127,922	ProAssurance Corp.	6,005,938
64,717	Reinsurance Group of America, Inc.	9,355,490
58,123	Stewart Information Services Corp.	2,616,116

		35,771,801

	Interactive Media & Services – 0.4%
19,703	IAC/InterActiveCorp(a)	4,270,034

	IT Services – 4.9%
383,813	Conduent, Inc.(a)	8,643,469
93,053	CSG Systems International, Inc.	3,735,147
108,400	Euronet Worldwide, Inc.(a)	10,863,848
143,583	Genpact Ltd.	4,395,076
340,535	Perspecta, Inc.	8,758,560
54,566	WEX, Inc.(a)	10,954,670

		47,350,770

	Life Sciences Tools & Services – 0.9%
133,497	Cambrex Corp.(a)	9,131,195

	Machinery – 6.3%
44,493	Alamo Group, Inc.	4,076,004
32,612	Albany International Corp., Class A	2,592,654
117,459	Altra Industrial Motion Corp.	4,851,057
199,235	Columbus McKinnon Corp.	7,877,752
96,109	EnPro Industries, Inc.	7,009,229
201,567	Evoqua Water Technologies Corp.(a)	3,583,861
63,972	John Bean Technologies Corp.	7,631,860
26,099	Kadant, Inc.	2,814,777
36,547	RBC Bearings, Inc.(a)	5,495,207
81,278	Standex International Corp.	8,473,231
63,315	WABCO Holdings, Inc.(a)	7,467,371

		61,873,003

	Marine – 0.5%
55,258	Kirby Corp.(a)	4,544,970

	Media – 2.8%
128,493	Emerald Expositions Events, Inc.	2,117,565
169,129	GCI Liberty, Inc., Class A(a)	8,625,579

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – continued
592,370	Gray Television, Inc.(a)	$10,366,475
97,470	John Wiley & Sons, Inc., Class A	5,906,682

		27,016,301

	Metals & Mining – 0.4%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d)	—
111,780	Haynes International, Inc.	3,968,190

		3,968,190

	Multi-Utilities – 0.8%
134,804	NorthWestern Corp.	7,907,603

	Multiline Retail – 0.5%
118,938	Big Lots, Inc.	4,970,419

	Oil, Gas & Consumable Fuels – 1.5%
4,866	Arch Coal, Inc., Class A	435,020
332,301	Gulfport Energy Corp.(a)	3,459,253
468,167	QEP Resources, Inc.(a)	5,299,651
623,853	SRC Energy, Inc.(a)	5,546,053

		14,739,977

	Pharmaceuticals – 1.5%
171,718	Catalent, Inc.(a)	7,821,755
182,636	Prestige Consumer Healthcare, Inc.(a)	6,920,078

		14,741,833

	Professional Services – 1.7%
69,320	Insperity, Inc.	8,176,294
175,860	Korn/Ferry International	8,659,346

		16,835,640

	REITs – Apartments – 0.5%
123,273	American Campus Communities, Inc.	5,073,917

	REITs – Diversified – 1.0%
150,675	CorePoint Lodging, Inc.	2,930,629
103,633	CyrusOne, Inc.	6,570,332

		9,500,961

	REITs – Health Care – 0.4%
168,558	Sabra Health Care REIT, Inc.	3,897,061

	REITs – Hotels – 0.5%
197,797	Hersha Hospitality Trust	4,484,058

	REITs – Mortgage – 0.7%
571,570	iStar, Inc.	6,384,437

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Office Property – 0.7%
190,298	JBG SMITH Properties	$7,008,675

	REITs – Shopping Centers – 1.1%
556,780	Retail Opportunity Investments Corp.	10,395,083

	REITs – Single Tenant – 0.5%
107,615	National Retail Properties, Inc.	4,823,304

	REITs – Storage – 0.9%
312,934	CubeSmart	8,928,007

	REITs – Warehouse/Industrials – 0.7%
208,288	Rexford Industrial Realty, Inc.	6,656,884

	Road & Rail – 1.6%
80,814	Genesee & Wyoming, Inc., Class A(a)	7,353,266
50,832	Old Dominion Freight Line, Inc.	8,197,168

		15,550,434

	Semiconductors & Semiconductor Equipment – 2.7%
100,058	Advanced Energy Industries, Inc.(a)	5,167,996
129,077	Mellanox Technologies Ltd.(a)	9,480,705
99,552	Semtech Corp.(a)	5,535,091
255,451	Ultra Clean Holdings, Inc.(a)	3,205,910
94,179	Versum Materials, Inc.	3,391,386

		26,781,088

	Software – 2.2%
115,902	CommVault Systems, Inc.(a)	8,113,140
35,528	LogMeIn, Inc.	3,165,545
321,372	TiVo Corp.	4,001,081
116,593	Verint Systems, Inc.(a)	5,841,309

		21,121,075

	Specialty Retail – 1.2%
112,222	Aaron’s, Inc.	6,111,610
53,284	Genesco, Inc.(a)	2,509,677
152,895	Sally Beauty Holdings, Inc.(a)	2,811,739

		11,433,026

	Technology Hardware, Storage & Peripherals – 0.3%
143,486	Cray, Inc.(a)	3,084,949

	Thrifts & Mortgage Finance – 1.7%
64,242	Federal Agricultural Mortgage Corp., Class C	4,636,988
65,990	Meta Financial Group, Inc.	5,454,073

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Thrifts & Mortgage Finance – continued
251,288	OceanFirst Financial Corp.	$6,840,059

		16,931,120

	Total Common Stocks (Identified Cost $651,374,613)	965,224,016

Closed-End Investment Companies – 0.3%
212,488	Hercules Capital, Inc. (Identified Cost $2,911,138)	2,796,342

Principal Amount

Short-Term Investments – 0.7%
$6,856,247	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $6,856,990 on 10/01/2018 collateralized by $7,045,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $6,997,038 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,856,247)	6,856,247

	Total Investments – 100.1% (Identified Cost $661,141,998)	974,876,605
	Other assets less liabilities—(0.1)%	(1,192,106)

	Net Assets – 100.0%	$973,684,499

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Illiquid security. (Unaudited)
(c)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of this security amounted to $0. See Note 2 of Notes to Financial Statements.
(d)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0. At September 30, 2018, the value of this security amounted to $0.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2018

Banks	16.7%
Machinery	6.3
IT Services	4.9
Electronic Equipment, Instruments & Components	4.5
Chemicals	4.3
Commercial Services & Supplies	3.8
Insurance	3.7
Food Products	3.1
Media	2.8
Energy Equipment & Services	2.8
Semiconductors & Semiconductor Equipment	2.7
Health Care Equipment & Supplies	2.4
Hotels, Restaurants & Leisure	2.2
Software	2.2
Auto Components	2.0
Other Investments, less than 2% each	35.0
Short-Term Investments	0.7

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.5% of Net Assets

	Aerospace & Defense – 3.9%
2,519	BWX Technologies, Inc.	$157,538
3,147	HEICO Corp.	291,444
3,403	Hexcel Corp.	228,171

		677,153

	Air Freight & Logistics – 1.4%
2,227	XPO Logistics, Inc.(a)	254,257

	Banks – 3.6%
3,816	Columbia Banking System, Inc.	147,946
6,375	Home BancShares, Inc.	139,613
2,119	UMB Financial Corp.	150,237
3,447	Western Alliance Bancorp(a)	196,100

		633,896

	Biotechnology – 4.5%
933	Argenx SE, ADR(a)	70,759
1,870	Ascendis Pharma AS, ADR(a)	132,508
1,791	Blueprint Medicines Corp.(a)	139,805
9,726	Ironwood Pharmaceuticals, Inc.(a)	179,542
2,144	Neurocrine Biosciences, Inc.(a)	263,605

		786,219

	Capital Markets – 2.9%
986	MarketAxess Holdings, Inc.	175,991
938	Morningstar, Inc.	118,094
1,171	MSCI, Inc.	207,747

		501,832

	Chemicals – 1.6%
2,832	Ingevity Corp.(a)	288,524

	Commercial Services & Supplies – 2.7%
4,283	KAR Auction Services, Inc.	255,652
5,870	Ritchie Bros. Auctioneers, Inc.	212,083

		467,735

	Communications Equipment – 0.8%
4,264	Ciena Corp.(a)	133,207

	Construction & Engineering – 1.3%
12,810	Willscot Corp.(a)	219,692

	Consumer Finance – 0.5%
7,890	SLM Corp.(a)	87,974

	Diversified Consumer Services – 2.9%
1,771	Bright Horizons Family Solutions, Inc.(a)	208,695

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Consumer Services – continued
2,655	Grand Canyon Education, Inc.(a)	$299,484

		508,179

	Diversified Telecommunication Services – 1.4%
4,276	Cogent Communications Holdings, Inc.	238,601

	Electrical Equipment – 2.2%
4,185	Generac Holdings, Inc.(a)	236,076
2,899	Sensata Technologies Holding PLC(a)	143,645

		379,721

	Electronic Equipment, Instruments & Components – 4.1%
4,056	FLIR Systems, Inc.	249,322
4,679	National Instruments Corp.	226,136
5,776	Trimble, Inc.(a)	251,025

		726,483

	Energy Equipment & Services – 2.5%
3,961	Cactus, Inc., Class A(a)	151,627
2,643	Dril-Quip, Inc.(a)	138,097
4,211	Oil States International, Inc.(a)	139,805

		429,529

	Entertainment – 1.5%
4,870	Live Nation Entertainment, Inc.(a)	265,269

	Food & Staples Retailing – 1.0%
6,494	Sprouts Farmers Market, Inc.(a)	178,001

	Food Products – 0.7%
6,430	Nomad Foods Ltd.(a)	130,272

	Health Care Equipment & Supplies – 4.8%
3,150	Merit Medical Systems, Inc.(a)	193,568
1,581	Penumbra, Inc.(a)	236,676
1,321	West Pharmaceutical Services, Inc.	163,104
8,272	Wright Medical Group NV(a)	240,053

		833,401

	Health Care Providers & Services – 4.2%
2,933	HealthEquity, Inc.(a)	276,905
1,448	LHC Group, Inc.(a)	149,129
986	WellCare Health Plans, Inc.(a)	316,003

		742,037

	Health Care Technology – 2.8%
2,890	Medidata Solutions, Inc.(a)	211,866
2,512	Veeva Systems, Inc., Class A(a)	273,481

		485,347

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 4.3%
4,816	Planet Fitness, Inc., Class A(a)	$260,209
3,382	Texas Roadhouse, Inc.	234,339
951	Vail Resorts, Inc.	260,973

		755,521

	Insurance – 1.2%
2,709	Kemper Corp.	217,939

	IT Services – 5.4%
4,318	Black Knight, Inc.(a)	224,320
1,636	Broadridge Financial Solutions, Inc.	215,870
1,771	EPAM Systems, Inc.(a)	243,867
1,322	WEX, Inc.(a)	265,405

		949,462

	Life Sciences Tools & Services – 1.8%
2,007	ICON PLC(a)	308,576

	Machinery – 4.0%
3,875	Altra Industrial Motion Corp.	160,037
6,440	Gardner Denver Holdings, Inc.(a)	182,510
3,765	Sun Hydraulics Corp.	206,247
1,362	WABCO Holdings, Inc.(a)	160,634

		709,428

	Oil, Gas & Consumable Fuels – 1.1%
1,406	Diamondback Energy, Inc.	190,077

	Pharmaceuticals – 0.8%
2,854	Zogenix, Inc.(a)	141,558

	Professional Services – 3.1%
712	CoStar Group, Inc.(a)	299,638
3,229	TransUnion	237,590

		537,228

	Real Estate Management & Development – 1.2%
2,407	First Service Corp.	203,777

	Semiconductors & Semiconductor Equipment – 2.7%
2,113	Advanced Energy Industries, Inc.(a)	109,136
3,054	Semtech Corp.(a)	169,802
2,052	Silicon Laboratories, Inc.(a)	188,374

		467,312

	Software – 14.2%
2,048	Blackbaud, Inc.	207,831
2,868	Guidewire Software, Inc.(a)	289,697
1,887	HubSpot, Inc.(a)	284,843

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – continued
2,558	j2 Global, Inc.	$211,930
2,760	Paylocity Holding Corp.(a)	221,683
3,358	PTC, Inc.(a)	356,586
3,570	Talend S.A., ADR(a)	248,972
921	Tyler Technologies, Inc.(a)	225,700
756	Ultimate Software Group, Inc. (The)(a)	243,576
2,693	Zendesk, Inc.(a)	191,203

		2,482,021

	Specialty Retail – 1.1%
6,339	At Home Group, Inc.(a)	199,869

	Textiles, Apparel & Luxury Goods – 3.4%
1,489	Carter’s, Inc.	146,815
2,317	Columbia Sportswear Co.	215,643
4,888	G-III Apparel Group Ltd.(a)	235,553

		598,011

	Trading Companies & Distributors – 1.9%
8,202	BMC Stock Holdings, Inc.(a)	152,967
2,330	SiteOne Landscape Supply, Inc.(a)	175,542

		328,509

	Total Common Stocks (Identified Cost $14,605,942)	17,056,617

Principal Amount

Short-Term Investments – 4.6%
$807,593	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300%, to be repurchased at $807,681 on 10/01/2018 collateralized by $835,000 Federal Home Loan Mortgage Corp., 1.250% due 10/02/2019 valued at $828,460 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $807,593)	807,593

	Total Investments – 102.1% (Identified Cost $15,413,535)	17,864,210
	Other assets less liabilities—(2.1)%	(364,008)

	Net Assets – 100.0%	$17,500,202

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
SLM	Sallie Mae

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2018

Software	14.2%
IT Services	5.4
Health Care Equipment & Supplies	4.8
Biotechnology	4.5
Hotels, Restaurants & Leisure	4.3
Health Care Providers & Services	4.2
Electronic Equipment, Instruments & Components	4.1
Machinery	4.0
Aerospace & Defense	3.9
Banks	3.6
Textiles, Apparel & Luxury Goods	3.4
Professional Services	3.1
Diversified Consumer Services	2.9
Capital Markets	2.9
Health Care Technology	2.8
Commercial Services & Supplies	2.7
Semiconductors & Semiconductor Equipment	2.7
Energy Equipment & Services	2.5
Electrical Equipment	2.2
Other Investments, less than 2% each	19.3
Short-Term Investments	4.6

Total Investments	102.1
Other assets less liabilities	(2.1)

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Statements of Assets and Liabilities

September 30, 2018

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,041,609,903	$661,141,998	$15,413,535
Net unrealized appreciation	541,207,049	313,734,607	2,450,675

Investments at value	1,582,816,952	974,876,605	17,864,210
Cash	312,566	—	—
Receivable for Fund shares sold	2,471,505	471,869	—
Receivable for securities sold	—	2,764,507	—
Dividends and interest receivable	162,275	777,425	3,855
Prepaid expenses (Note 7)	1,325	1,003	11

TOTAL ASSETS	1,585,764,623	978,891,409	17,868,076

LIABILITIES
Payable for securities purchased	2,422,947	3,610,774	259,842
Payable for Fund shares redeemed	971,642	634,375	36,891
Management fees payable (Note 5)	978,856	602,778	1,805
Deferred Trustees’ fees (Note 5)	164,348	227,098	19,751
Administrative fees payable (Note 5)	56,619	35,874	608
Payable to distributor (Note 5d)	13,202	9,225	4
Other accounts payable and accrued expenses	93,368	86,786	48,973

TOTAL LIABILITIES	4,700,982	5,206,910	367,874

NET ASSETS	$1,581,063,641	$973,684,499	$17,500,202

NET ASSETS CONSIST OF:
Paid-in capital	$920,641,911	$553,853,198	$10,456,036
Accumulated earnings	660,421,730	419,831,301	7,044,166

NET ASSETS	$1,581,063,641	$973,684,499	$17,500,202

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$926,914,438	$587,197,927	$17,500,202

Shares of beneficial interest	29,379,668	16,648,221	1,129,883

Net asset value, offering and redemption price per share	$31.55	$35.27	$15.49

Retail Class:
Net assets	$136,414,867	$208,310,491	$—

Shares of beneficial interest	4,689,129	6,009,819	—

Net asset value, offering and redemption price per share	$29.09	$34.66	$—

Admin Class shares:
Net assets	$—	$24,529,757	$—

Shares of beneficial interest	—	737,821	—

Net asset value, offering and redemption price per share	$—	$33.25	$—

Class N shares:
Net assets	$517,734,336	$153,646,324	$—

Shares of beneficial interest	16,302,647	4,351,905	—

Net asset value, offering and redemption price per share	$31.76	$35.31	$—

See accompanying notes to financial statements.

|  40

Statements of Operations

For the Year Ended September 30, 2018

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,608,765	$11,834,071	$83,731
Interest	447,940	144,466	5,973
Less net foreign taxes withheld	—	(41,511)	(792)

	5,056,705	11,937,026	88,912

Expenses
Management fees (Note 5)	10,158,265	7,700,146	132,762
Service and distribution fees (Note 5)	293,140	718,104	—
Administrative fees (Note 5)	595,459	451,857	7,796
Trustees’ fees and expenses (Note 5)	64,117	60,413	17,074
Transfer agent fees and expenses (Notes 5 and 6)	1,131,161	806,991	2,320
Audit and tax services fees	40,857	41,832	41,086
Custodian fees and expenses	64,247	30,201	10,686
Legal fees	26,381	20,618	398
Registration fees	88,665	76,849	24,941
Shareholder reporting expenses	82,009	105,681	4,482
Miscellaneous expenses (Note 7)	42,388	39,442	11,606

Total expenses	12,586,689	10,052,134	253,151
Less waiver and/or expense reimbursement (Note 5)	—	(195,729)	(102,676)

Net expenses	12,586,689	9,856,405	150,475

Net investment income (loss)	(7,529,984)	2,080,621	(61,563)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	143,506,294	118,702,551	5,067,741
Net change in unrealized appreciation (depreciation) on:
Investments	216,618,091	(58,719,669)	(965,346)

Net realized and unrealized gain on investments	360,124,385	59,982,882	4,102,395

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$352,594,401	$62,063,503	$4,040,832

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income (loss)	$(7,529,984)	$(5,572,322)	$2,080,621	$3,245,976
Net realized gain on investments	143,506,294	135,932,255	118,702,551	115,058,075
Net change in unrealized appreciation (depreciation) on investments	216,618,091	112,076,460	(58,719,669)	73,375,443

Net increase in net assets resulting from operations	352,594,401	242,436,393	62,063,503	191,679,494

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(93,157,470)	—	(73,726,264)	(55,422,671	)(a)
Retail Class	(13,096,336)	—	(27,201,028)	(21,255,031	)(a)
Admin Class	—	—	(3,453,473)	(3,598,566	)(a)
Class N	(35,428,773)	—	(16,470,360)	(7,013,982	)(a)

Total distributions	(141,682,579)	—	(120,851,125)	(87,290,250)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	159,153,016	(159,223,554)	(50,857,393)	(55,801,811)

Net increase (decrease) in net assets	370,064,838	83,212,839	(109,645,015)	48,587,433
NET ASSETS
Beginning of the year	1,210,998,803	1,127,785,964	1,083,329,514	1,034,742,081

End of the year	$1,581,063,641	$1,210,998,803	$973,684,499	$1,083,329,514

(a)	See Note 2d of Notes to Financial Statements.

See accompanying notes to financial statements.

|  42

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income (loss)	$(61,563)	$1,597
Net realized gain on investments	5,067,741	678,497
Net change in unrealized appreciation (depreciation) on investments	(965,346)	2,355,415

Net increase in net assets resulting from operations	4,040,832	3,035,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	—	(22,881	)(a)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(1,132,819)	(394,862)

Net increase in net assets	2,908,013	2,617,766
NET ASSETS
Beginning of the year	14,592,189	11,974,423

End of the year	$17,500,202	$14,592,189

(a)	See Note 2d of Notes to Financial Statements.

See accompanying notes to financial statements.

43  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$27.37	$22.03	$22.22	$24.27	$26.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.12)	(0.09)	(0.14)	(0.16	)(b)
Net realized and unrealized gain (loss)	7.54	5.46	1.59	1.63	(0.09)

Total from Investment Operations	7.38	5.34	1.50	1.49	(0.25)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(3.20)	—	(1.69)	(3.54)	(1.83)

Net asset value, end of the period	$31.55	$27.37	$22.03	$22.22	$24.27

Total return	29.77%	24.24%	6.92%	5.78%	(1.31	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$926,914	$824,103	$812,383	$800,883	$852,131
Net expenses	0.94%	0.95%	0.95%	0.94%	0.94%
Gross expenses	0.94%	0.95%	0.95%	0.94%	0.94%
Net investment loss	(0.58)%	(0.49)%	(0.41)%	(0.57)%	(0.63	)%(b)
Portfolio turnover rate	41%	45%	56%	78%	63%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$25.53	$20.61	$20.93	$23.10	$25.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.22)	(0.16)	(0.13)	(0.19)	(0.22	)(b)
Net realized and unrealized gain (loss)	6.98	5.08	1.50	1.56	(0.08)

Total from Investment Operations	6.76	4.92	1.37	1.37	(0.30)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(3.20)	—	(1.69)	(3.54)	(1.83)

Net asset value, end of the period	$29.09	$25.53	$20.61	$20.93	$23.10

Total return	29.45%	23.93%	6.61%	5.58%	(1.58	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$136,415	$107,387	$118,670	$162,906	$175,393
Net expenses	1.19%	1.20%	1.20%	1.19%	1.21%
Gross expenses	1.19%	1.20%	1.20%	1.19%	1.21%
Net investment loss	(0.82)%	(0.73)%	(0.66)%	(0.82)%	(0.90	)%(b)
Portfolio turnover rate	41%	45%	56%	78%	63%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$27.50	$22.11	$22.27	$24.29	$26.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.12)	(0.09)	(0.06)	(0.12)	(0.14	)(b)
Net realized and unrealized gain (loss)	7.58	5.48	1.59	1.64	(0.10)

Total from Investment Operations	7.46	5.39	1.53	1.52	(0.24)

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(3.20)	—	(1.69)	(3.54)	(1.83)

Net asset value, end of the period	$31.76	$27.50	$22.11	$22.27	$24.29

Total return	29.93%	24.38%	7.05%	5.92%	(1.27	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$517,734	$279,508	$196,733	$162,591	$15,080
Net expenses	0.82%	0.82%	0.83%	0.83%	0.83%
Gross expenses	0.82%	0.82%	0.83%	0.83%	0.83%
Net investment loss	(0.43)%	(0.39)%	(0.29)%	(0.51)%	(0.53	)%(b)
Portfolio turnover rate	41%	45%	56%	78%	63%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$37.37	$33.78	$32.19	$36.40	$37.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.13	0.17	0.27	0.20
Net realized and unrealized gain (loss)	2.11	6.36	4.82	0.49	2.18

Total from Investment Operations	2.20	6.49	4.99	0.76	2.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.14)	(0.22)	(0.22)	(0.10)
Net realized capital gains	(4.25)	(2.76)	(3.18)	(4.75)	(3.30)

Total Distributions	(4.30)	(2.90)	(3.40)	(4.97)	(3.40)

Net asset value, end of the period	$35.27	$37.37	$33.78	$32.19	$36.40

Total return(b)	6.21%	19.68%	16.75%	1.20%	6.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$587,198	$665,229	$654,501	$666,107	$730,901
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.92%	0.93%	0.93%	0.92%	0.91%
Net investment income	0.26%	0.37%	0.52%	0.75%	0.53%
Portfolio turnover rate	19%	25%	22%	22%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$36.83	$33.33	$31.78	$35.98	$37.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00 (b)	0.04	0.08	0.18	0.10
Net realized and unrealized gain (loss)	2.08	6.27	4.77	0.48	2.16

Total from Investment Operations	2.08	6.31	4.85	0.66	2.26

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.12)	(0.11)	(0.01)
Net realized capital gains	(4.25)	(2.76)	(3.18)	(4.75)	(3.30)

Total Distributions	(4.25)	(2.81)	(3.30)	(4.86)	(3.31)

Net asset value, end of the period	$34.66	$36.83	$33.33	$31.78	$35.98

Total return(c)	5.95%	19.38%	16.47%	0.94%	5.90%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$208,310	$251,405	$267,936	$306,360	$358,698
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.17%	1.18%	1.18%	1.17%	1.20%
Net investment income	0.01%	0.12%	0.27%	0.50%	0.28%
Portfolio turnover rate	19%	25%	22%	22%	23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$35.58	$32.31	$30.88		$35.06		$36.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)	(0.04)	0.01		0.09		0.01
Net realized and unrealized gain (loss)	2.00	6.07	4.62		0.48		2.11

Total from Investment Operations	1.92	6.03	4.63		0.57		2.12

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.02)		(0.00	)(b)	—
Net realized capital gains	(4.25)	(2.76)	(3.18)		(4.75)		(3.30)

Total Distributions	(4.25)	(2.76)	(3.20)		(4.75)		(3.30)

Net asset value, end of the period	$33.25	$35.58	$32.31		$30.88		$35.06

Total return(c)	5.68%	19.10%	16.19%		0.71%		5.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,530	$30,533	$43,973		$45,762		$61,791
Net expenses(d)	1.40%	1.40%	1.39	%(e)	1.38	%(f)	1.40%
Gross expenses	1.42%	1.43%	1.42	%(e)	1.40	%(f)	1.51%
Net investment income (loss)	(0.24)%	(0.11)%	0.03%		0.28%		0.02%
Portfolio turnover rate	19%	25%	22%		22%		23%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

49  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$37.41	$33.81	$32.22	$36.44		$37.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.15	0.19	0.27		0.23
Net realized and unrealized gain (loss)	2.11	6.37	4.83	0.50		2.18

Total from Investment Operations	2.23	6.52	5.02	0.77		2.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.16)	(0.25)	(0.24)		(0.11)
Net realized capital gains	(4.25)	(2.76)	(3.18)	(4.75)		(3.30)

Total Distributions	(4.33)	(2.92)	(3.43)	(4.99)		(3.41)

Net asset value, end of the period	$35.31	$37.41	$33.81	$32.22		$36.44

Total return	6.28%	19.78%	16.84%	1.25%		6.25	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$153,646	$136,162	$68,332	$38,555		$2,568
Net expenses	0.83%	0.83%	0.83%	0.83	%(c)	0.85	%(d)
Gross expenses	0.83%	0.83%	0.83%	0.83	%(c)	0.89%
Net investment income	0.33%	0.44%	0.61%	0.76%		0.60%
Portfolio turnover rate	19%	25%	22%	22%		23%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  50

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund—Institutional Class
	Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015*
Net asset value, beginning of the period	$12.31		$9.73	$9.05	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)		0.00 (b)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	3.23		2.60	0.70	(0.94)

Total from Investment Operations	3.18		2.60	0.68	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.02)	—	—

Net asset value, end of the period	$15.49		$12.31	$9.73	$9.05

Total return(c)	25.83%		26.74%	7.51%	(9.50	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$17,500		$14,592	$11,974	$9,242
Net expenses(e)	0.85%		0.85%	0.85%	0.85	%(f)
Gross expenses	1.43%		1.57%	1.75%	2.65	%(f)
Net investment income (loss)	(0.35)%		0.01%	(0.22)%	(0.53	)%(f)
Portfolio turnover rate	102	%(g)	49%	53%	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to significant shareholder flows.

See accompanying notes to financial statements.

51  |

Notes to Financial Statements

September 30, 2018

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Subsequent to year-end on October 1, 2018, Small Cap Growth Fund re-opened to new investors. Effective November 27, 2017, Small Cap Value Fund re-opened to new investors. Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share

|  52

Notes to Financial Statements – continued

September 30, 2018

of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and

53  |

Notes to Financial Statements – continued

September 30, 2018

other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

|  54

Notes to Financial Statements – continued

September 30, 2018

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  New Disclosure Requirements. In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Distributions in Excess of Net Investment Income and Accumulated Net Investment Loss, where applicable, has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

Small Cap Growth Fund

ACCUMULATED NET INVESTMENT LOSS	$(5,263,019)

Small Cap Value Fund

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(2,669,796)
Retail Class	(383,151)
Class N	(394,109)

55  |

Notes to Financial Statements – continued

September 30, 2018

Net realized capital gains
Institutional Class	$(52,752,875)
Retail Class	(20,871,880)
Admin Class	(3,598,566)
Class N	(6,619,873)

Total distributions	$(87,290,250)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(210,306)

Small/Mid Cap Growth Fund

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	$(22,881)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(61,727)

e.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a

|  56

Notes to Financial Statements – continued

September 30, 2018

Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, distribution re-designations, and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:			2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$141,682,579	$141,682,579	$—	$—	$—
Small Cap Value Fund	1,359,796	119,491,329	120,851,125	3,961,114	83,329,136	87,290,250
Small/Mid Cap Growth Fund	—	—	—	22,881	—	22,881

For the year ended September 30, 2017 differences between amounts previously reported and now disclosed in Note 2d of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$909,338	$—
Undistributed long-term capital gains	118,993,134	105,323,288	4,717,064

Total undistributed earnings	118,993,134	106,232,626	4,717,064

Late-year ordinary and post-October capital loss deferrals*	(202,395)	—	(46,179)

Unrealized appreciation	541,795,339	313,825,773	2,393,032

Total accumulated earnings	$660,586,078	$420,058,399	$7,063,917

Capital loss carryforward utilized in the current year	$—	$—	$407,754

* Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses.

As of September 30, 2018, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$1,041,021,613	$661,050,832	$15,471,178

Gross tax appreciation	$552,711,139	$346,019,934	$2,616,209
Gross tax depreciation	(10,915,800)	(32,194,161)	(223,177)

Net tax appreciation	$541,795,339	$313,825,773	$2,393,032

g.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

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h.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2018, none of the Funds had loaned securities under this agreement.

i.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,517,502,364	$—	$—	$1,517,502,364
Short-Term Investments	—	65,314,588	—	65,314,588

Total	$1,517,502,364	$65,314,588	$—	$1,582,816,952

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$965,224,016	$—	$—	$965,224,016
Closed-End Investment Companies	2,796,342	—	—	2,796,342
Short-Term Investments	—	6,856,247	—	6,856,247

Total	$968,020,358	$6,856,247	$—	$974,876,605

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,056,617	$—	$—	$17,056,617
Short-Term Investments	—	807,593	—	807,593

Total	$17,056,617	$807,593	$—	$17,864,210

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

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4.  Purchases and Sales of Securities. For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$532,560,398	$527,252,099
Small Cap Value Fund	195,188,871	345,164,307
Small/Mid Cap Growth Fund	16,863,529	18,071,069

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/ reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed

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fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Small Cap Growth Fund	$10,158,265	$—	$10,158,265	0.75%	0.75%
Small Cap Value Fund	7,700,146	—	7,700,146	0.75%	0.75%
Small/Mid Cap Growth Fund	132,762	102,676	30,086	0.75%	0.17%

For the year ended September 30, 2018, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$137,802	$51,701	$6,226	$—	$195,729

1 Waiver/expense reimbursements are subject to possible recovery until September 30, 2019.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

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Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$293,140	$—
Small Cap Value Fund	69,659	578,786	69,659

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

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For the year ended September 30, 2018, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$595,459
Small Cap Value Fund	451,857
Small/Mid Cap Growth Fund	7,796

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,110,908
Small Cap Value Fund	775,208
Small/Mid Cap Growth Fund	309

As of September 30, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$13,202
Small Cap Value Fund	9,225
Small/Mid Cap Growth Fund	4

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

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f.   Affiliated Ownership. As of September 30, 2018, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	0.24%	1.49%	1.73%
Small Cap Value Fund	0.33%	3.28%	3.61%
Small/Mid Cap Growth Fund	—	30.63%	30.63%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$991,671	$138,178	$—	$1,312
Small Cap Value Fund	567,658	213,065	25,647	621
Small/Mid Cap Growth Fund	2,320	—	—	—

7.  Line of Credit. Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated,

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committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, none of the Funds had borrowings under this agreement.

8.  Brokerage Commission Recapture. Each Fund had entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2018, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$16,641
Small Cap Value Fund	17,330
Small/Mid Cap Growth Fund	216

Effective March 9, 2018, the brokerage commission recapture program was terminated.

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9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,754,255	$164,470,396	4,034,738	$97,151,691
Issued in connection with the reinvestment of distributions	3,526,960	89,866,953	—	—
Redeemed	(10,014,456)	(275,865,186)	(10,793,297)	(256,866,078)

Net change	(733,241)	$(21,527,837)	(6,758,559)	$(159,714,387)

Retail Class
Issued from the sale of shares	1,440,364	$38,533,569	692,134	$15,704,343
Issued in connection with the reinvestment of distributions	555,428	13,074,766	—	—
Redeemed	(1,512,825)	(39,740,093)	(2,244,929)	(49,573,803)

Net change	482,967	$11,868,242	(1,552,795)	$(33,869,460)

Class N
Issued from the sale of shares	6,071,292	$171,038,280	3,855,688	$94,799,081
Issued in connection with the reinvestment of distributions	1,378,059	35,305,861	—	—
Redeemed	(1,311,117)	(37,531,530)	(2,588,567)	(60,438,788)

Net change	6,138,234	$168,812,611	1,267,121	$34,360,293

Increase (decrease) from capital share transactions	5,887,960	$159,153,016	(7,044,233)	$(159,223,554)

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9.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,693,880	$94,890,273	3,564,958	$126,242,963
Issued in connection with the reinvestment of distributions	2,049,039	70,363,994	1,505,162	53,252,622
Redeemed	(5,895,445)	(207,624,212)	(6,645,676)	(233,677,752)

Net change	(1,152,526)	$(42,369,945)	(1,575,556)	$(54,182,167)

Retail Class
Issued from the sale of shares	283,804	$9,876,474	616,632	$21,554,720
Issued in connection with the reinvestment of distributions	802,859	27,144,677	607,283	21,218,469
Redeemed	(1,902,508)	(66,646,118)	(2,437,522)	(85,099,728)

Net change	(815,845)	$(29,624,967)	(1,213,607)	$(42,326,539)

Admin Class
Issued from the sale of shares	189,958	$6,328,263	220,759	$7,434,300
Issued in connection with the reinvestment of distributions	78,301	2,544,008	80,992	2,738,330
Redeemed	(388,643)	(12,936,046)	(804,540)	(27,089,959)

Net change	(120,384)	$(4,063,775)	(502,789)	$(16,917,329)

Class N
Issued from the sale of shares	829,306	$29,863,505	1,948,540	$69,188,229
Issued in connection with the reinvestment of distributions	479,347	16,470,360	198,135	7,013,982
Redeemed	(596,844)	(21,132,571)	(527,853)	(18,577,987)

Net change	711,809	$25,201,294	1,618,822	$57,624,224

Increase (decrease) from capital share transactions	(1,376,946)	$(50,857,393)	(1,673,130)	$(55,801,811)

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	925,420	$12,965,329	183,187	$1,981,855
Issued in connection with the reinvestment of distributions	—	—	2,259	22,881
Redeemed	(981,019)	(14,098,148)	(230,300)	(2,399,598)

Increase (decrease) from capital share transactions	(55,599)	$(1,132,819)	(44,854)	$(394,862)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by

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Report of Independent Registered Public Accounting Firm

correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2018, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2018, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth	$141,682,579
Small Cap Value	119,491,329

Qualified Dividend Income. For the fiscal year ended September 30, 2018, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations;; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

September 30, 2018

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A NEFHX
Elaine M. Stokes	Class C NEHCX
Loomis, Sayles & Company, L.P.	Class N LSHNX
Class Y NEHYX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened, and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the US from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength eroded returns for emerging market debt investors.

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles High Income Fund returned 1.68% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 3.05%.

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Explanation of Fund Performance

The Fund’s allocation to emerging market credit acted as a constraint versus the benchmark. An allocation to non-US-dollar-denominated issues had the largest negative impact on relative performance, with holdings denominated in the Argentine peso and Mexican peso being the worst performers within the sector.

The Fund’s allocation to convertible securities contributed positively to performance relative to the benchmark, with holdings of consumer non-cyclical names in particular bolstering return. In addition, allocations to equity and securitized markets both had a positive impact on relative return. Contributions within securitized markets were led by exposure to asset-backed securities and non-agency mortgage-backed securities.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While ongoing trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

We continue to expect low default rates and low default losses from the high yield market over the next 12 to 18 months. Leverage is elevated, but interest coverage ratios (the ability to pay interest on outstanding debt) remain strong. At present, we expect technical factors to support high yield as coupon income is reinvested. We are concerned about the potential effects of a trade war on risk appetite. However, the high yield sector is typically less sensitive to trade issues; it tends to have fewer multinational and more smaller-capitalization companies than the investment grade sector.

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

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LOOMIS SAYLES HIGH INCOME FUND

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

Effective November 1, 2018, the Fund’s principal investment strategies will be amended and the Fund’s fiscal year-end will change from September 30 to December 31. The Fund will no longer invest in non-US dollar denominated bonds or equity securities, among other changes. These changes are intended to eliminate the volatility associated with currency and equity allocations and address the variability of the Fund’s monthly ordinary income distributions. Additionally, Brian Kennedy and Todd Vandam will be added to the team to serve alongside Elaine Stokes and Matt Eagan, who have co-managed the Fund for over a decade.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2008 through September 30, 2018

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Average Annual Total Returns — September 30, 20183

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)
NAV	1.68%	4.90%	8.03%	—%	0.90%	0.80%

Class A (Inception 2/22/84)
NAV	1.41	4.62	7.77	—	1.15	1.05
With 4.25% Maximum Sales Charge	-2.82	3.73	7.30	—

Class C (Inception 3/2/98)
NAV	0.86	3.87	7.00	—	1.90	1.80
With CDSC[1]	-0.11	3.87	7.00	—

Class N (Inception 11/30/16)
NAV	1.96	—	—	5.93	31.73	0.75

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[2]	3.05	5.54	9.46	6.54

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB /BB or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Class A LSDRX
Clifton V. Rowe, CFA®	Class C LSCDX
Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth, low unemployment and a favorable inflation rate, characterized the 12 months ending September 30, 2018. Bolstered by these factors, the Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasuries and Treasury securities of similar maturity) generally widened, and the sector’s relatively longer duration weighed on returns as yields rose.

Securitized assets outperformed duration-matched Treasuries, though the rise in the short end of the US yield curve limited total returns. Within the sector, the best performers were commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS), followed by asset-backed securities (ABS).

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles Intermediate Duration Bond Fund returned -0.60% at net asset value. The Fund held up better than its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned -0.96%.

Explanation of Fund Performance

The Fund’s positioning was tilted toward risk assets during the period, as securities with additional compensation above risk-free rates fared well. The largest contributors to performance included an underweight to US Treasuries, as well as exposures to corporate

5  |

bonds and securitized assets such as ABS and CMBS. Within the corporate bond sector, the Fund benefited from exposures to the banking, consumer non-cyclical and technology industries.

Exposures that detracted from performance included an underweight to the government-related segment, a relative underweight in the energy industry and adverse security selection within consumer cyclicals. As a note — roughly one-third of the impact of Treasuries came from futures positions, with the remaining impact coming from cash securities.

Outlook

We believe that the Fed will tighten monetary conditions in a gradual and measured way as aggregate demand remains healthy, with another hike likely coming in December 2018.

Corporate fundamentals continue to indicate the United States is in the late expansion phase of the credit cycle,1 with slowing margin growth, increased mergers and acquisitions and rising leverage. Our view is that the cycle will continue to evolve slowly. Asset classes like corporate credit are supported by US tax reform and fiscal stimulus from the Trump administration. Corporate credit remains in demand due to a need for yield, fundamentals like improving corporate earnings, and technical factors such as lower bond supply. We continue to favor corporate credit over risk-free assets. We believe the primary risks to the credit markets include the pace of global growth, the timing of Fed tightening, increasing concerns about a protracted trade war and a significant uptick in inflation.

We remain underweight government bonds, given low yields, and continue to favor sectors offering higher yield potential than Treasuries.

We continue to be modestly overweight credit. We are focused on security selection opportunities, buying new issues with concessions and secondary bonds that can potentially offer favorable risk/return profiles. We believe valuations in CMBS are fair. We remain overweight to the sector, particularly senior parts of the capital stack.

We think valuations in mortgage-backed securities (MBS) have improved and are becoming more interesting. We are focused on securities with limited prepayment risk. The high-quality ABS sector remains attractive relative to government bonds. Specifically, we believe auto loans and credit card receivables remain attractive.

We have been maintaining a higher yield and exposure to more credit-sensitive sectors relative to the benchmark. We continue to monitor our portfolio and diversify our holdings with an eye toward minimizing undue exposure to macro and/or issuer events. We believe high yield issuers will continue to experience low default rates, and we are maintaining holdings in selected names that appear to offer value.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4,5

September 30, 2008 through September 30, 2018

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Average Annual Total Returns — September 30, 20184,5

				Expense Ratios[6]
	1 Year	5 Years	10 Years	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	-0.60%	1.99%	4.55%	0.47%	0.40%

Class A (Inception 5/28/10)[1]
NAV	-0.85	1.71	4.29	0.72	0.65
With 4.25% Maximum Sales Charge	-5.10	0.83	3.84

Class C (Inception 8/31/16)[1]
NAV	-1.71	0.92	3.40	1.48	1.40
With CDSC[2]	-2.68	0.92	3.40

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	-0.96	1.52	3.22

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range with in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A NEFLX
Clifton V. Rowe, CFA®	Class C NECLX
Kurt L. Wagner, CFA®, CIC	Class N LGANX
Loomis, Sayles & Company, L.P.	Class Y NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth, low unemployment and a favorable inflation rate, characterized the 12 months ending September 30, 2018. Bolstered by these factors, the Federal Reserve (Fed) met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Securitized assets outperformed duration-matched Treasuries (duration refers to a security’s price sensitivity to interest rate changes), though the rise in the short end of the US yield curve limited total returns. Within the sector, the best performers were commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS), followed by asset-backed securities (ABS).

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund returned 0.09% at net asset value. The Fund held up better than its benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which returned -0.61%.

Explanation of Fund Performance

Security selection and yield curve positioning were the main drivers of the Fund’s outperformance relative to the benchmark for the 12-month period. A position in agency collateralized mortgage obligations (CMOs) aided relative performance, as these securities strongly outperformed Treasuries of comparable duration over the period. Security selection within agency pass-through mortgage-backed securities (MBS) and agency CMBS also contributed positively to performance.

9  |

Among detractors, the Fund’s holdings in agency debentures (bonds issued by federal agencies or government-sponsored enterprises to finance their activities) had a slight negative impact on relative performance. Security selection within US Treasuries also weighed slightly on return.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are narrow relative to history. Mortgages issued in recent years are relatively high quality compared with those issued in prior years. Therefore, we favor an underweight to recently issued 30-year MBS and prefer sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive.

We believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor higher-yielding securities and bonds of less frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced and they offer potentially attractive opportunities for additional yield.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2008 through September 30, 2018

See notes to chart on page 11.

|  10

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20183

					Expense Ratios[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	0.09%	0.94%	2.56%	—%	0.55%	0.55%

Class A (Inception 1/3/89)
NAV	-0.17	0.68	2.29	—	0.80	0.80
With 2.25% Maximum Sales Charge	-2.41	0.22	2.06	—

Class C (Inception 12/30/94)
NAV	-0.91	-0.07	1.53	—	1.55	1.55
With CDSC[1]	-1.89	-0.07	1.53	—

Class N (Inception 2/1/17)
NAV	0.09	—	—	0.73	0.50	0.47

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	-0.61	0.71	1.65	0.20

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is composed of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense caps.

11  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  12

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

13  |

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,016.90	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$1,015.30	$9.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class N
Actual	$1,000.00	$1,018.60	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class Y
Actual	$1,000.00	$1,018.30	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,002.40	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$998.50	$7.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class Y
Actual	$1,000.00	$1,004.60	$2.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40% and 0.40% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,002.20	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class C
Actual	$1,000.00	$998.40	$7.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class N
Actual	$1,000.00	$1,003.00	$2.31
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33
Class Y
Actual	$1,000.00	$1,003.50	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55%, 0.46% and 0.55% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of

|  16

funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

17  |

The Board noted that through December 31, 2017, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles High Income Fund	29%	60%	50%
Loomis Sayles Intermediate Duration Bond Fund	92%	79%	79%
Loomis Sayles Limited Term Government and Agency Fund	15%	20%	17%

In the case of each Fund that had performance that lagged that of a relevant category group median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (3) the Fund had outperformed its relevant performance benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory

|  18

fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their caps. The Trustees considered that the current expenses of the Loomis Sayles Limited Term Government and Agency Fund are at its cap. The Trustees noted that the total advisory fee rates for the Funds were at or below the medians of their respective peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that all of the Funds were subject to an expense cap. The Trustees also considered management’s proposal to reduce the Loomis Sayles High Income Fund’s expense cap last year. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

19  |

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, should be continued through June 30, 2019.

|  20

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 92.9% of Net Assets
Non-Convertible Bonds — 83.1%
	ABS Home Equity — 1.3%
$85,161	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	$86,781
95,513	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	100,259
62,004	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	62,210
760	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 4.182%, 11/20/2035(a)(b)(c)	683
192,046	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.498%, 9/19/2045(d)	162,395
305,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1-month LIBOR + 3.300%, 5.516%, 10/25/2027(d)(e)	341,448
101,627	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 4.309%, 7/19/2035(b)	98,796
150,000	Home Partners of America Trust, Series 2016-2, Class E, 1-month LIBOR + 3.780%, 5.938%, 10/17/2033, 144A(d)	150,209
155,000	Home Partners of America Trust, Series 2016-2, Class F, 1-month LIBOR + 4.700%, 6.858%, 10/17/2033, 144A(d)	155,427
228,531	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.927%, 3/25/2035(b)	225,035
232,502	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 3.523%, 3/25/2035(b)	212,811
100,000	RCO Mortgage LLC, Series 2017-1, Class A2, 5.125%, 8/25/2022, 144A(b)	100,038
470,000	VOLT LVI LLC, Series 2017-NPL3, Class A2, 5.875%, 3/25/2047, 144A(b)	469,714

		2,165,806

	ABS Other — 0.3%
190,892	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	188,725
238,655	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A	241,179

		429,904

	Aerospace & Defense — 1.3%
95,000	Engility Corp., 8.875%, 9/01/2024	103,313
638,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	665,951
383,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	444,280
200,000	TransDigm UK Holdings PLC, 6.875%, 5/15/2026, 144A	205,250
845,000	TransDigm, Inc., 6.500%, 7/15/2024	865,702

		2,284,496

	Airlines — 0.3%
535,000	Latam Finance Ltd., 6.875%, 4/11/2024, 144A	519,619
32,352	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	32,820
21,674	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	21,573

		574,012

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.2%
$195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	$194,025
285,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	279,927
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	108,129
240,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	240,000
880,000	IHO Verwaltungs GmbH, PIK, 4.500%, 9/15/2023, 144A(f)	851,497
420,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	371,700

		2,045,278

	Banking — 5.3%
860,000	Ally Financial, Inc., 4.125%, 2/13/2022	858,925
2,070,000	Ally Financial, Inc., 4.625%, 3/30/2025	2,054,475
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	500,762
6,605,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Private Banks + 2.500%, 36.333%, 1/12/2020, 144A, (ARS)(d)	136,027
6,270,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Private Banks + 4.000%, 46.750%, 11/07/2022, 144A, (ARS)(d)	112,665
8,775,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	119,278
7,075,000	Banco Supervielle S.A., Argentina Deposit Rates Badlar Private Banks + 4.500%, 39.125%, 8/09/2020, 144A, (ARS)(d)	153,171
850,000	Barclays PLC, 5.200%, 5/12/2026(e)	835,177
1,195,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,362,769
800,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	710,840
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	424,121
495,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	450,296
1,200,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	1,254,714

		8,973,220

	Brokerage — 0.3%
535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	537,675

	Building Materials — 1.7%
610,000	Beacon Roofing Supply, Inc., 4.875%, 11/01/2025, 144A	561,962
230,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	234,025
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	381,500
420,000	James Hardie International Finance Ltd., 4.750%, 1/15/2025, 144A	406,434
445,000	James Hardie International Finance Ltd., 5.000%, 1/15/2028, 144A	419,969
130,000	Jeld-Wen, Inc., 4.625%, 12/15/2025, 144A	119,925
160,000	Jeld-Wen, Inc., 4.875%, 12/15/2027, 144A	145,800
50,000	Masco Corp., 6.500%, 8/15/2032	54,801
535,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	541,259

		2,865,675

	Cable Satellite — 7.0%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	800,962
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	476,781
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	625,969
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	15,244

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	$867,162
1,360,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	1,319,200
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	79,031
355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	341,585
800,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	756,512
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,559,250
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	265,180
309,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	316,339
725,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2021	744,031
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	375,000
3,575,000	Ziggo BV, 5.500%, 1/15/2027, 144A	3,354,244

		11,896,490

	Chemicals — 1.0%
1,510,000	Hercules LLC, 6.500%, 6/30/2029	1,525,100
245,000	SASOL Financing USA LLC, 5.875%, 3/27/2024	249,636

		1,774,736

	Construction Machinery — 1.1%
225,000	Ashtead Capital, Inc., 4.125%, 8/15/2025, 144A	213,750
245,000	United Rentals North America, Inc., 4.625%, 7/15/2023	246,838
615,000	United Rentals North America, Inc., 4.625%, 10/15/2025	596,550
15,000	United Rentals North America, Inc., 5.500%, 5/15/2027	14,831
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	823,040

		1,895,009

	Consumer Cyclical Services — 0.4%
235,000	IHS Markit Ltd., 4.000%, 3/01/2026, 144A	224,866
350,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	367,937

		592,803

	Consumer Products — 0.4%
790,000	Coty, Inc., 6.500%, 4/15/2026, 144A	736,181

	Electric — 1.9%
125,000	AES Corp., 5.125%, 9/01/2027	126,250
850,000	AES Corp. (The), 4.875%, 5/15/2023	857,437
479,000	AES Corp. (The), 5.500%, 4/15/2025	490,582
150,000	AES Corp. (The), 6.000%, 5/15/2026	158,063
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,659,710

		3,292,042

	Environmental — 0.1%
100,000	GFL Environmental, Inc., 5.625%, 5/01/2022, 144A	96,750

	Finance Companies — 3.6%
1,055,000	Aircastle Ltd., 4.125%, 5/01/2024	1,037,680
515,000	Aircastle Ltd., 5.500%, 2/15/2022	535,300
120,000	CIT Group, Inc., 4.125%, 3/09/2021	120,000
715,000	CIT Group, Inc., 5.000%, 8/01/2023	729,371

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$120,000	iStar, Inc., 4.625%, 9/15/2020	$119,700
326,000	iStar, Inc., 5.000%, 7/01/2019	326,546
395,000	iStar, Inc., 5.250%, 9/15/2022	389,075
720,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	676,800
255,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	258,506
315,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	315,000
620,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	575,825
710,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	709,113
405,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	400,205

		6,193,121

	Financial Other — 0.5%
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	182,250
565,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.000%, 8/01/2020	575,266
105,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 2/01/2022	107,625

		865,141

	Food & Beverage — 2.4%
405,000	BRF GmbH, 4.350%, 9/29/2026, 144A	344,999
410,000	BRF S.A., 4.750%, 5/22/2024, 144A	373,100
840,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	824,233
330,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	321,338
255,000	JBS USA LUX S.A./JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	258,825
385,000	Marfrig Holdings Europe BV, Class B, 8.000%, 6/08/2023, 144A	386,451
280,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	269,500
540,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	510,300
830,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	813,400

		4,102,146

	Gaming — 1.6%
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026	180,031
375,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	380,816
700,000	International Game Technology PLC, 6.250%, 2/15/2022, 144A	725,375
210,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	192,171
725,000	MGM Resorts International, 6.000%, 3/15/2023	749,469
380,000	MGM Resorts International, 7.750%, 3/15/2022	416,100

		2,643,962

	Government Owned – No Guarantee — 1.8%
695,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	562,950
515,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	459,818
139,131(††)	Petroleos Mexicanos, 7.190%, 9/12/2024, 144A, (MXN)(e)	641,457
121,278(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)(e)	536,049
710,000	YPF S.A., 6.950%, 7/21/2027, 144A	621,037

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — continued
$510,000	YPF S.A., Argentina Deposit Rates Badlar Private Banks + 4.000%, 36.750%, 7/07/2020, 144A(d)	$203,318

		3,024,629

	Health Insurance — 0.2%
365,000	Centene Corp., 6.125%, 2/15/2024	383,250

	Healthcare — 4.5%
105,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	109,463
25,000	HCA, Inc., 5.250%, 4/15/2025	25,781
260,000	HCA, Inc., 5.375%, 2/01/2025	265,200
170,000	HCA, Inc., 7.050%, 12/01/2027	182,325
655,000	HCA, Inc., 7.500%, 12/15/2023	720,500
145,000	HCA, Inc., 7.500%, 11/06/2033	157,163
590,000	HCA, Inc., 7.690%, 6/15/2025	659,325
480,000	HCA, Inc., 8.360%, 4/15/2024	546,000
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	912,250
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	561,350
275,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	263,483
315,000	Hologic, Inc., 4.625%, 2/01/2028, 144A	296,494
200,000	IQVIA, Inc., 5.000%, 10/15/2026, 144A	196,500
800,000	Polaris Intermediate Corp., PIK, 8.500%, 12/01/2022, 144A(f)	826,592
390,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	384,150
180,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	161,136
830,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	866,312
430,000	Wright Medical Group, Inc., 1.625%, 6/15/2023, 144A	454,456

		7,588,480

	Home Construction — 2.2%
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(a)(c)(g)(h)	12
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	670,027
305,000	Lennar Corp., 4.125%, 1/15/2022	301,950
800,000	Lennar Corp., 4.750%, 5/30/2025	780,000
1,130,000	PulteGroup, Inc., 5.500%, 3/01/2026	1,124,350
915,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	919,575

		3,795,914

	Independent Energy — 9.0%
460,000	Aker BP ASA, 5.875%, 3/31/2025, 144A	474,950
335,000	Aker BP ASA, 6.000%, 7/01/2022, 144A	345,469
202,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	227,250
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	654,175
240,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	247,200
90,000	California Resources Corp., 5.500%, 9/15/2021	82,899
41,000	California Resources Corp., 6.000%, 11/15/2024	34,850
460,000	California Resources Corp., 8.000%, 12/15/2022, 144A	439,300
140,000	Callon Petroleum Co., 6.125%, 10/01/2024	142,450
153,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	148,601

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	$7,790
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	13,325
34,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	35,530
795,000	CNX Resources Corp., 5.875%, 4/15/2022	795,238
645,000	Continental Resources, Inc., 3.800%, 6/01/2024	632,527
235,000	Continental Resources, Inc., 4.500%, 4/15/2023	239,136
376,000	Continental Resources, Inc., 5.000%, 9/15/2022	381,452
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023	702,075
595,000	Gulfport Energy Corp., 6.375%, 5/15/2025	583,100
265,000	Gulfport Energy Corp., 6.375%, 1/15/2026	257,713
202,000	Halcon Resources Corp., 6.750%, 2/15/2025	193,920
605,000	Matador Resources Co., 5.875%, 9/15/2026, 144A	612,562
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	373,100
1,250,000	MEG Energy Corp., 6.500%, 1/15/2025, 144A	1,237,500
585,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	533,812
185,000	Newfield Exploration Co., 5.625%, 7/01/2024	194,944
592,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	602,348
210,000	PDC Energy, Inc., 5.750%, 5/15/2026	199,500
205,000	PDC Energy, Inc., 6.125%, 9/15/2024	201,669
1,150,000	Rex Energy Corp., 8.000%, 10/01/2020(g)	310,500
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	188,100
755,000	Sanchez Energy Corp., 7.250%, 2/15/2023, 144A	743,675
685,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	666,162
175,000	Seven Generations Energy Ltd., 6.875%, 6/30/2023, 144A	181,125
920,000	SM Energy Co., 5.000%, 1/15/2024	895,850
27,000	SM Energy Co., 6.125%, 11/15/2022	27,810
45,000	SM Energy Co., 6.625%, 1/15/2027	46,519
190,000	SM Energy Co., 6.750%, 9/15/2026	197,363
395,000	Southwestern Energy Co., 6.200%, 1/23/2025	392,037
285,000	Southwestern Energy Co., 7.500%, 4/01/2026	298,538
405,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	415,125
50,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	51,758
355,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	369,200

		15,378,147

	Integrated Energy — 0.2%
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	201,408
200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.375%, 6/01/2028, 144A	205,760

		407,168

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	347,650

	Local Authorities — 0.5%
325,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A	284,297
270,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	224,508
16,365,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Private Banks + 3.750%, 41.144%, 4/12/2025, (ARS)(d)	349,519

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Local Authorities — continued
2,390,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Private Banks + 3.830%, 45.780%, 5/31/2022, (ARS)(d)	$53,932

		912,256

	Lodging — 1.2%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	145,170
755,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	735,181
365,000	Marriott Ownership Resorts, Inc., 6.500%, 9/15/2026, 144A	374,636
820,000	Wyndham Destinations, Inc., 5.625%, 3/01/2021	836,400

		2,091,387

	Media Entertainment — 3.2%
890,000	AMC Networks, Inc., 4.750%, 8/01/2025	851,063
1,155,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,175,212
1,305,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	1,308,262
1,115,000	iHeartCommunications, Inc., 9.000%, 12/15/2019(g)	839,038
395,000	Meredith Corp., 6.875%, 2/01/2026, 144A	404,875
890,000	Netflix, Inc., 4.875%, 4/15/2028, 144A	836,600

		5,415,050

	Metals & Mining — 1.5%
190,000	Commercial Metals Co., 4.875%, 5/15/2023	188,404
400,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	366,000
625,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	617,969
670,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	655,763
850,000	Gerdau Trade, Inc., 4.875%, 10/24/2027, 144A	789,284

		2,617,420

	Midstream — 3.9%
820,000	DCP Midstream Operating LP, 4.750%, 9/30/2021, 144A	832,300
1,265,000	Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/2026, 144A	1,277,650
570,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	572,844
200,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	187,500
135,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	137,525
405,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	405,000
165,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	166,237
700,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	696,500
385,000	SemGroup Corp./Rose Rock Finance Corp., 5.625%, 7/15/2022	382,112
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	931,494
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	92,744
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	647,200
305,000	Transportadora de Gas del Sur S.A., 6.750%, 5/02/2025, 144A	292,779

		6,621,885

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — 0.9%
$100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 5.658%, 11/15/2031, 144A(d)(h)(i)	$95,584
225,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 6.658%, 11/15/2031, 144A(d)(h)(i)	210,428
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	913,181
111,701	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.977%, 8/10/2045(b)	113,174
18,435	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)	18,468
125,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.977%, 6/15/2045, 144A(b)	102,994

		1,453,829

	Oil Field Services — 1.5%
430,000	Ensco PLC, 5.750%, 10/01/2044	321,425
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	115,500
160,000	Noble Holding International Ltd., 6.050%, 3/01/2041	122,600
420,000	Noble Holding International Ltd., 7.750%, 1/15/2024	416,850
530,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	549,875
405,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	417,656
175,000	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	176,531
238,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	242,165
175,000	Transocean, Inc., 7.500%, 1/15/2026, 144A	180,688

		2,543,290

	Packaging — 1.0%
200,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023(f)	201,500
395,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	391,050
200,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	209,250
610,000	Berry Global, Inc., 4.500%, 2/15/2026, 144A	579,500
350,000	Crown Americas LLC/Crown Americas Capital Corp., 4.750%, 2/01/2026, 144A	334,250

		1,715,550

	Paper — 0.2%
440,000	Klabin Finance S.A., 4.875%, 9/19/2027, 144A	391,600

	Pharmaceuticals — 1.6%
265,000	Bausch Health Cos., Inc., 5.500%, 3/01/2023, 144A	255,063
85,000	Bausch Health Cos., Inc., 5.625%, 12/01/2021, 144A	84,681
990,000	Bausch Health Cos., Inc., 5.875%, 5/15/2023, 144A	965,250
280,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	269,500
865,000	Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/2022	803,234
380,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	277,038

		2,654,766

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — 1.0%
435,000	Ardonagh Midco 3 PLC, 8.375%, 7/15/2023, 144A, (GBP)	$550,117
1,110,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	1,096,303

		1,646,420

	Refining — 0.4%
635,000	Parkland Fuel Corp., 6.000%, 4/01/2026, 144A	636,588

	Restaurants — 0.5%
890,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	852,184

	Retailers — 1.5%
430,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	434,300
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	41,951
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	480,227
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	224,938
820,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	815,900
475,000	L Brands, Inc., 6.750%, 7/01/2036	391,875
180,000	L Brands, Inc., 6.875%, 11/01/2035	152,100

		2,541,291

	Sovereigns — 0.2%
10,810,000	Argentina Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 43.077%, 6/21/2020, (ARS)(d)	312,695

	Supermarkets — 0.6%
335,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	301,500
935,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	708,263

		1,009,763

	Technology — 4.4%
416,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	327,600
170,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	169,453
60,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	61,800
1,205,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	1,287,943
410,000	Equinix, Inc., 5.375%, 4/01/2023	419,738
430,000	First Data Corp., 5.000%, 1/15/2024, 144A	432,688
420,000	First Data Corp., 5.375%, 8/15/2023, 144A	426,405
800,000	First Data Corp., 7.000%, 12/01/2023, 144A	833,000
95,000	Micron Technology, Inc., 5.500%, 2/01/2025	98,241
850,000	NXP BV / NXP Funding LLC, 3.875%, 9/01/2022, 144A	841,500
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	522,725
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	195,581
275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	275,000
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	407,503
435,000	Veritas U.S., Inc./Veritas Bermuda Ltd., 10.500%, 2/01/2024, 144A	398,025
900,000	Western Digital Corp., 4.750%, 2/15/2026	870,367

		7,567,569

	Transportation Services — 0.1%
275,000	APL Ltd., 8.000%, 1/15/2024(h)(i)	247,500

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 5.0%
29,260,000	South Africa Government International Bond, 8.750%, 1/31/2044, (ZAR)	$1,842,785
6,755,000	U.S. Treasury Note, 2.625%, 7/31/2020(e)	6,732,835

		8,575,620

	Wireless — 3.0%
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	184,000
105,000	Nokia Oyj, 3.375%, 6/12/2022	102,915
865,000	Nokia Oyj, 4.375%, 6/12/2027	832,562
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	789,930
1,420,000	Sprint Corp., 7.250%, 9/15/2021	1,501,650
315,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	300,627
895,000	T-Mobile USA, Inc., 4.750%, 2/01/2028	842,419
530,000	T-Mobile USA, Inc., 6.000%, 4/15/2024	549,212

		5,103,315

	Wirelines — 1.1%
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	121,550
1,060,000	Frontier Communications Corp., 8.500%, 4/01/2026, 144A	1,001,700
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	257,175
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	124,500
505,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	429,250

		1,934,175

	Total Non-Convertible Bonds (Identified Cost $144,831,371)	141,733,838

Convertible Bonds — 9.8%
	Automotive — 0.1%
110,000	Meritor, Inc., 3.250%, 10/15/2037	104,977

	Cable Satellite — 1.2%
1,455,000	DISH Network Corp., 2.375%, 3/15/2024	1,289,616
825,000	DISH Network Corp., 3.375%, 8/15/2026	786,857

		2,076,473

	Consumer Cyclical Services — 0.5%
910,000	Macquarie Infrastructure Corp., 2.000%, 10/01/2023	817,795

	Diversified Operations — 0.1%
160,000	RWT Holdings, Inc., 5.625%, 11/15/2019	161,478

	Healthcare — 0.4%
325,000	Evolent Health, Inc., 2.000%, 12/01/2021	436,578
125,000	Insulet Corp., 1.375%, 11/15/2024, 144A	158,032

		594,610

	Independent Energy — 0.7%
840,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	829,707
275,000	PDC Energy, Inc., 1.125%, 9/15/2021	266,148
170,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	163,039

		1,258,894

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Industrial Other — 0.2%
$340,000	Tutor Perini Corp., 2.875%, 6/15/2021	$346,800

	Leisure — 0.1%
185,000	Rovi Corp., 0.500%, 3/01/2020	174,475

	Midstream — 0.0%
60,000	SM Energy Co., 1.500%, 7/01/2021	65,676

	Oil Field Services — 0.4%
860,000	Nabors Industries, Inc., 0.750%, 1/15/2024	672,735

	Pharmaceuticals — 3.2%
1,805,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,923,682
435,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	521,827
115,000	Dermira, Inc., 3.000%, 5/15/2022	95,432
410,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	413,991
465,000	Horizon Pharma Investment Ltd., 2.500%, 3/15/2022	467,745
855,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	864,084
840,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	882,000
125,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	213,073

		5,381,834

	Railroads — 0.3%
395,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	467,104

	REITs – Mortgage — 0.2%
435,000	iStar, Inc., 3.125%, 9/15/2022, 144A	422,879

	Technology — 2.2%
455,000	Avaya Holdings Corp., 2.250%, 6/15/2023, 144A	461,752
1,370,000	Finisar Corp., 0.500%, 12/15/2036	1,254,979
100,000	MagnaChip Semiconductor S.A., 5.000%, 3/01/2021	139,312
1,105,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,042,932
315,000	Nuance Communications, Inc., 1.250%, 4/01/2025	325,326
450,000	Verint Systems, Inc., 1.500%, 6/01/2021	463,467

		3,687,768

	Wirelines — 0.2%
350,000	GCI Liberty, Inc., 1.750%, 9/30/2046, 144A	384,667

	Total Convertible Bonds (Identified Cost $16,406,766)	16,618,165

	Total Bonds and Notes (Identified Cost $161,238,137)	158,352,003

Loan Participations — 0.3%
	ABS Other — 0.3%
431,418	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037(a)(c) (Identified Cost $430,422)	437,015

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 1.1%
	Retailers — 0.2%
$462,250	J.C. Penney Corp., Inc., 2016 Term Loan B, 6/23/2023(j)	$423,883

	Supermarkets — 0.3%
428,881	Albertsons LLC, USD 2017 Term Loan B4, 1-month LIBOR + 2.750%, 4.992%, 8/25/2021(d)	429,237

	Transportation Services — 0.6%
1,039,617	Uber Technologies, 2018 Term Loan, 1-month LIBOR + 4.000%, 6.120%, 4/04/2025(d)	1,045,138

	Total Senior Loans (Identified Cost $1,890,987)	1,898,258

Shares
Preferred Stocks — 1.4%
Convertible Preferred Stocks — 1.4%
	Food & Beverage — 1.0%
14,765	Bunge Ltd., 4.875%	1,588,714

	Midstream — 0.4%
20	Chesapeake Energy Corp., 5.750%, 144A	12,582
137	Chesapeake Energy Corp., 5.750%	82,039
988	Chesapeake Energy Corp., 5.750%	621,541

		716,162

	Total Convertible Preferred Stocks (Identified Cost $2,234,677)	2,304,876

Non-Convertible Preferred Stocks — 0.0%
	Finance Companies — 0.0%
550	iStar, Inc., Series G, 7.650% (Identified Cost $10,956)	13,370

	Total Preferred Stocks (Identified Cost $2,245,633)	2,318,246

Common Stocks — 1.2%
	Media — 0.0%
4,113	Dex Media, Inc.(k)(l)	43,187

	Oil, Gas & Consumable Fuels — 0.9%
8,864	Bonanza Creek Energy, Inc.(l)	263,970
16,530	Frontera Energy Corp.(l)	233,684
12,992	Halcon Resources Corp.(l)	58,074
14,882	Kinder Morgan, Inc.	263,858
3,405	Paragon Offshore Ltd., Litigation Units, Class A(k)(l)	2,751
5,106	Paragon Offshore Ltd., Litigation Units, Class B(k)(l)	197,857
1,725	Rex Energy Corp.(l)	113
9,390	Whiting Petroleum Corp.(l)	498,046

		1,518,353

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 0.3%
1,189	Allergan PLC	$226,481
5,539	Bristol-Myers Squibb Co.	343,861

		570,342

	Total Common Stocks (Identified Cost $5,359,849)	2,131,882

Warrants — 0.0%
3,528	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(l) (Identified Cost $0)	353

Other Investments — 0.5%
	Aircraft ABS — 0.5%
8,415	Aergen LLC(a)(c)(h)(k)	8
100	ECAF I Blocker Ltd.(a)(c)(h)(k)	896,875

	Total Aircraft ABS (Identified Cost $1,000,000)	896,883

Principal Amount (‡)
Short-Term Investments — 0.9%
$1,484,006	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $1,484,167 on 10/01/2018 collateralized by $950,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $943,532; $590,000 U.S. Treasury Note, 2.000% due 10/31/2022 valued at $573,404 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,484,006)	1,484,006

	Total Investments — 98.3% (Identified Cost $173,649,034)	167,518,646
	Other assets less liabilities — 1.7%	2,940,852

	Net Assets — 100.0%	$170,459,498

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

(c)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $1,334,593 or 0.8% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2018, interest payments were made in cash.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Illiquid security. (Unaudited)
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $553,512 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Position is unsettled. Contract rate was not determined at September 30, 2018 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Securities subject to restriction on resale. At September 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Aergen LLC	March 06, 2017	$841,500	$8	Less than 0.1%
Dex Media, Inc.	August 12, 2016	20,040	43,187	Less than 0.1%
ECAF I Blocker Ltd.	December 20, 2016	1,000,000	896,875	0.5%
Paragon Offshore Ltd., Litigation Units, Class A	July 18, 2017	25,887	2,751	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class B	July 18, 2017	517,958	197,857	0.1%

(l)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $69,804,211 or 41.0% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

ARS	Argentine Peso
GBP	British Pound
MXN	Mexican Peso
ZAR	South African Rand

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2018

Loomis Sayles High Income Fund – (continued)

At September 30, 2018, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
HSBC Bank USA	11/02/2018	GBP	S	340,000	$447,366	$443,765	$3,601
Goldman Sachs & Co.	11/16/2018	MXN	B	14,645,000	764,372	777,100	12,728
Goldman Sachs & Co.	11/16/2018	MXN	S	33,505,000	1,719,881	1,777,858	(57,977)
Bank of America, N.A.	11/02/2018	ZAR	S	25,220,000	1,902,463	1,776,131	126,332

Total							$84,684

Industry Summary at September 30, 2018

Independent Energy	9.7%
Cable Satellite	8.2
Technology	6.6
Banking	5.3
Pharmaceuticals	5.1
Treasuries	5.0
Healthcare	4.9
Midstream	4.3
Finance Companies	3.6
Food & Beverage	3.4
Media Entertainment	3.2
Wireless	3.0
Home Construction	2.2
Other Investments, less than 2% each	32.9
Short-Term Investments	0.9

Total Investments	98.3
Other assets less liabilities (including forward foreign currency contracts)	1.7

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	95.3%
Other, less than 2% each	3.0

Total Investments	98.3
Other assets less liabilities (including forward foreign currency contracts)	1.7

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 98.1% of Net Assets
	ABS Car Loan — 11.0%
$116,052	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$115,997
152,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.890%, 1/10/2022	151,824
72,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	71,841
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	157,709
555,000	Americredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/08/2021(a)	547,858
110,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.300%, 2/18/2022	108,867
300,000	AmeriCredit Automobile Receivables Trust, Series 2017-2, Class B, 2.400%, 5/18/2022	296,351
170,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class B, 2.240%, 6/19/2023	166,945
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	209,448
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A(a)	355,320
365,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.070%, 9/20/2023, 144A(a)	355,696
285,000	Bank of the West Auto Trust, Series 2017-1, Class A3, 2.110%, 1/15/2023, 144A	280,042
520,000	California Republic Auto Recievables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022(a)	513,907
175,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class A3, 2.020%, 8/20/2021, 144A	173,505
1,000,000	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(a)	987,881
239,290	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/2021, 144A	238,022
69,601	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A	69,126
194,309	CPS Auto Receivables Trust, Series 2015-A, Class B, 2.790%, 2/16/2021, 144A	194,334
125,000	CPS Auto Receivables Trust, Series 2017-C, Class B, 2.300%, 7/15/2021, 144A	124,261
800,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	800,168
275,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	273,773
214,868	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	215,151
23,148	Drive Auto Receivables Trust, Series 2016-CA, Class B, 2.370%, 11/16/2020, 144A	23,142
185,000	Drive Auto Receivables Trust, Series 2017-3, Class C, 2.800%, 7/15/2022	184,506
230,000	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.980%, 1/18/2022, 144A	229,791
273,838	Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.610%, 8/16/2021, 144A	273,544
60,000	DT Auto Owner Trust, Series 18-2A, Class C, 3.670%, 3/15/2024, 144A	60,018
88,374	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	88,885
327,093	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	329,729
255,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	259,009

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$354,772	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A(a)	$354,739
90,000	DT Auto Owner Trust, Series 2017-1A, Class C, 2.700%, 11/15/2022, 144A	89,832
350,000	DT Auto Owner Trust, Series 2017-3A, Class B, 2.400%, 5/17/2021, 144A	349,047
300,000	Exeter Automobile Receivables Trust, Series 2017-2A, Class B, 2.820%, 5/16/2022, 144A	298,344
190,000	Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.750%, 4/15/2022, 144A	188,799
400,000	Exeter Automobile Receivables Trust, Series 2018-2A, Class B, 3.270%, 5/16/2022, 144A	398,963
260,000	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A	258,032
315,000	First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.270%, 7/15/2022, 144A	311,683
290,000	Flagship Credit Auto Trust, Series 2015-2, Class B, 3.080%, 12/15/2021, 144A	290,011
195,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	196,056
135,000	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	134,371
160,000	Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, 10/15/2021, 144A	159,066
230,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	228,519
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A(a)	681,871
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A(a)	580,074
115,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	114,624
113,416	GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/2019	113,273
275,000	GM Financial Consumer Automobile, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A	271,980
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2017-3A, Class A3, 1.970%, 5/16/2022, 144A(a)	492,125
120,000	NextGear Floorplan Master Owner Trust, Series 2016-2A, Class A2, 2.190%, 9/15/2021, 144A	119,010
510,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A(a)	504,696
150,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	147,879
125,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.220%, 2/15/2023, 144A	124,196
505,000	Prestige Auto Receivables Trust, Series 2016-2A, Class A3, 1.760%, 1/15/2021, 144A(a)	503,663
188,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	187,534
165,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.100%, 6/15/2021	164,541
265,000	Santander Drive Auto Receivables Trust, Series 2017-2, Class B, 2.210%, 10/15/2021	264,195
370,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class B, 2.630%, 7/15/2022	367,791

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$180,000	Santander Drive Auto Receivables Trust, Series 2018-2, Class B, 3.030%, 9/15/2022	$179,220
541,960	Westlake Automobile Receivables Trust, Series 2016-3A, Class B, 2.070%, 12/15/2021, 144A(a)	541,422
295,000	Westlake Automobile Receivables Trust, Series 2017-1A, Class B, 2.300%, 10/17/2022, 144A	294,387
135,000	Westlake Automobile Receivables Trust, Series 2018-1A, Class B, 2.670%, 5/17/2021, 144A	134,271
1,330,000	World Omni Auto Receivables Trust, Series 2017-A, Class A3, 1.930%, 9/15/2022(a)	1,314,725
110,000	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	107,806

		18,323,395

	ABS Credit Card — 1.9%
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022(a)	413,294
805,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.990%, 7/17/2023(a)	788,493
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	258,647
470,000	Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/2022(a)	464,101
555,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023(a)	547,885
730,000	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 3/15/2024(a)	717,413

		3,189,833

	ABS Home Equity — 0.9%
325,973	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	327,019
214,585	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	213,268
187,899	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	183,318
15,606	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.061%, 7/25/2021(b)(c)(d)	14,830
9,012	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)	9,056
438,901	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 4.066%, 10/25/2027(a)(e)	446,724
130,374	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(c)	127,304
115,632	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(c)	113,911
49,588	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 4.213%, 5/01/2035(c)	51,016

		1,486,446

	ABS Other — 3.4%
332,078	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	330,393
270,000	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	266,300

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Other — continued
$520,000	Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.920%, 12/20/2029, 144A	$512,315
356,122	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(c)	358,687
139,044	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	139,219
350,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	351,071
555,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A(a)	550,751
320,083	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	318,092
570,000	SCF Equipment Trust LLC, Series 2018-1A, Class A2, 3.630%, 10/20/2024, 144A(a)	569,042
100,069	Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	98,777
255,000	SoFi Consumer Loan Program Trust, Series 2018-1A, Class A2, 3.140%, 2/25/2027, 144A	252,736
730,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	728,575
148,958	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	147,013
67,222	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	66,777
154,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	150,765
795,000	Verizon Owner Trust, Series 2017-1A, Class A, 2.060%, 9/20/2021, 144A(a)	787,784

		5,628,297

	ABS Student Loan — 0.8%
135,347	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	132,463
375,000	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	371,696
213,079	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 3.135%, 7/25/2025(e)	213,648
58,964	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	58,111
268,342	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	266,026
180,000	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	173,803
163,988	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 3.335%, 7/25/2025(e)	164,688

		1,380,435

	ABS Whole Business — 0.4%
605,000	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	598,841

	Aerospace & Defense — 0.6%
460,000	General Dynamics Corp., 3.000%, 5/11/2021	457,540
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	439,686
105,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	104,127

		1,001,353

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — 1.7%
$648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(a)(c)	$658,883
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)(c)	511,816
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024(a)	677,081
970,707	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019(a)	963,307
87,208	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	86,560

		2,897,647

	Airlines — 0.2%
46,170	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	48,150
360,000	Southwest Airlines Co., 3.450%, 11/16/2027	340,237

		388,387

	Automotive — 5.1%
425,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020	419,377
45,000	Aptiv PLC, 3.150%, 11/19/2020	44,592
290,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	276,948
890,000	Daimler Finance North America LLC, 3.350%, 2/22/2023, 144A	875,495
1,560,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	1,479,514
860,000	General Motors Co., 5.000%, 10/01/2028	849,313
595,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	592,621
670,000	Harley-Davidson Financial Services, Inc., 3.350%, 2/15/2023, 144A	650,443
730,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	715,743
175,000	Hyundai Capital America, 3.450%, 3/12/2021, 144A	173,026
855,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A	836,239
885,000	Nissan Motor Acceptance Corp., 3.450%, 3/15/2023, 144A	870,652
150,000	PACCAR Financial Corp., MTN, 1.200%, 8/12/2019	147,824
660,000	Toyota Motor Credit Corp., MTN, 2.150%, 9/08/2022	629,425

		8,561,212

	Banking — 22.3%
530,000	ABN AMRO Bank NV, 1.800%, 9/20/2019, 144A	524,133
315,000	American Express Co., 2.200%, 10/30/2020	308,354
495,000	American Express Co., 3.700%, 8/03/2023	492,500
915,000	ANZ New Zealand (Int’l) Ltd., 2.200%, 7/17/2020, 144A	896,601
605,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	603,976
1,080,000	Bank of New York Mellon Corp. (The), (fixed rate to 5/16/2022, variable rate thereafter), MTN, 2.661%, 5/16/2023	1,045,175
740,000	Bank of Nova Scotia, 2.150%, 7/14/2020	727,626
450,000	Banque Federative du Credit Mutuel S.A., 2.200%, 7/20/2020, 144A	441,083
460,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	442,731
605,000	Banque Federative du Credit Mutuel S.A., 3.750%, 7/20/2023, 144A	601,397
880,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	869,344
625,000	BB&T Corp., MTN, 2.150%, 2/01/2021	610,010

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$305,000	BB&T Corp., MTN, 3.700%, 6/05/2025	$303,925
270,000	BNP Paribas S.A., 3.375%, 1/09/2025, 144A	255,597
350,000	BNP Paribas S.A., 3.500%, 3/01/2023, 144A	341,386
490,000	BNZ International Funding Ltd., 2.400%, 2/21/2020, 144A	484,142
720,000	Canadian Imperial Bank of Commerce, 3.500%, 9/13/2023	715,510
655,000	Capital One Financial Corp., 3.300%, 10/30/2024	623,564
215,000	Citigroup, Inc., 2.900%, 12/08/2021	210,542
750,000	Citigroup, Inc., (fixed rate to 1/24/2022, variable rate thereafter), 3.142%, 1/24/2023	735,568
310,000	Citizens Bank NA, 2.250%, 3/02/2020	305,829
430,000	Citizens Bank NA, MTN, 2.500%, 3/14/2019	429,634
250,000	Comerica Bank, 2.500%, 6/02/2020	246,570
565,000	Comerica, Inc., 3.700%, 7/31/2023	562,242
410,000	Cooperatieve Rabobank U.A. (NY), 2.750%, 1/10/2023	394,092
675,000	Credit Agricole S.A., 3.750%, 4/24/2023, 144A	662,421
730,000	Danske Bank AS, 3.875%, 9/12/2023, 144A	714,987
290,000	Deutsche Bank AG, 4.100%, 1/13/2026	274,742
480,000	Deutsche Bank AG (NY), 3.150%, 1/22/2021	469,058
100,000	Deutshe Bank AG, 3.300%, 11/16/2022	95,065
605,000	Discover Bank, 4.650%, 9/13/2028	605,021
780,000	Fifth Third Bank, 1.625%, 9/27/2019	770,427
395,000	Fifth Third Bank, 3.950%, 7/28/2025	394,524
830,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/31/2021, variable rate thereafter), 2.876%, 10/31/2022	809,406
305,000	HSBC Holdings PLC, 3-month LIBOR + 1.000%, 3.322%, 5/18/2024(e)	304,459
860,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	851,550
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	183,775
335,000	ING Groep NV, 4.550%, 10/02/2028	333,413
850,000	JPMorgan Chase & Co., (fixed rate to 6/18/2021, variable rate thereafter), 3.514%, 6/18/2022	850,883
585,000	JPMorgan Chase Bank NA, 1.650%, 9/23/2019	578,401
555,000	Key Bank NA, 1.600%, 8/22/2019	549,042
150,000	KeyCorp, MTN, 4.100%, 4/30/2028	149,186
495,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	491,739
855,000	Mitsubishi UFJ Financial Group, Inc., 3.761%, 7/26/2023	850,601
280,000	Mitsubishi UFJ Financial Group, Inc., 3.961%, 3/02/2028	275,489
430,000	Mizuho Financial Group, Inc., (fixed rate to 9/11/2028, variable rate thereafter), 4.254%, 9/11/2029	428,484
855,000	Morgan Stanley, Series 3NC2, 3-month LIBOR + 0.800%, 3.119%, 2/14/2020(e)	857,017
885,000	National Bank of Canada, 2.200%, 11/02/2020	864,176
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	604,929
620,000	Nationwide Building Society, (fixed rate to 8/01/2023, variable rate thereafter), 4.363%, 8/01/2024, 144A	616,756
540,000	Nordea Bank AB, 1.625%, 9/30/2019, 144A	532,721
845,000	Nordea Bank AB, 2.125%, 5/29/2020, 144A	829,621

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$315,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	$293,615
400,000	PNC Bank NA, 4.050%, 7/26/2028	400,314
530,000	Royal Bank of Canada, 2.150%, 10/26/2020	519,394
605,000	Royal Bank of Scotland Group PLC, (fixed rate to 1/27/2029, variable rate thereafter), 5.076%, 1/27/2030	603,932
425,000	Santander Holdings USA, Inc., 3.700%, 3/28/2022	419,774
350,000	Santander UK PLC, 2.125%, 11/03/2020	340,533
505,000	Santander UK PLC, 2.500%, 1/05/2021	494,213
305,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	295,339
235,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	227,485
365,000	SunTrust Banks, Inc., 4.000%, 5/01/2025	365,911
890,000	Synchrony Bank, 3.650%, 5/24/2021	882,607
150,000	Synchrony Financial, 3.700%, 8/04/2026	135,481
90,000	Synchrony Financial, 3.950%, 12/01/2027	81,531
75,000	Synchrony Financial, 4.250%, 8/15/2024	72,460
855,000	Toronto Dominion Bank (The), Series MTN, 3.250%, 6/11/2021	854,723
840,000	U.S. Bank NA, 2.000%, 1/24/2020	829,561
920,000	UBS AG, 2.200%, 6/08/2020, 144A	903,311
455,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	436,398
855,000	Wells Fargo & Co., MTN, 2.625%, 7/22/2022	825,803
195,000	Westpac Banking Corp., 2.800%, 1/11/2022	190,612
25,000	Westpac Banking Corp., 3.650%, 5/15/2023	25,020

		37,317,441

	Brokerage — 0.2%
335,000	Cboe Global Markets, Inc., 1.950%, 6/28/2019	332,940

	Building Materials — 0.8%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	106,086
595,000	Fortune Brands Home & Security, Inc., 4.000%, 9/21/2023	596,876
600,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 2.960%, 5/22/2020(e)	602,004
40,000	Masco Corp., 3.500%, 4/01/2021	39,979
4,000	Masco Corp., 7.125%, 3/15/2020	4,201

		1,349,146

	Cable Satellite — 0.4%
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	304,628
320,000	Cox Communications, Inc., 3.150%, 8/15/2024, 144A	302,830

		607,458

	Chemicals — 0.3%
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,167
385,000	EI du Pont de Nemours & Co., 2.200%, 5/01/2020	379,946
45,000	Methanex Corp., 3.250%, 12/15/2019	44,824

		433,937

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — 1.5%
$190,073	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.600%, 7/20/2064(e)	$190,846
132,410	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.580%, 7/20/2064(e)	133,046
158,587	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	157,160
443,563	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	422,073
537,559	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.000%, 2/20/2066(a)(e)	548,202
984,402	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.680%, 4/20/2066(a)(e)	985,519

		2,436,846

	Construction Machinery — 0.6%
215,000	Caterpillar Financial Services Corp., MTN, 2.550%, 11/29/2022	208,645
300,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	299,647
350,000	John Deere Capital Corp., MTN, 1.950%, 6/22/2020	343,788
174,000	John Deere Capital Corp., Series 0014, MTN, 2.450%, 9/11/2020	171,802

		1,023,882

	Consumer Cyclical Services — 1.1%
225,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019	223,829
375,000	Amazon.com, Inc., 5.200%, 12/03/2025	411,807
470,000	Expedia Group, Inc., 3.800%, 2/15/2028	433,202
735,000	Western Union Co. (The), 4.250%, 6/09/2023	732,864

		1,801,702

	Diversified Manufacturing — 1.6%
455,000	Kennametal, Inc., 4.625%, 6/15/2028	445,704
490,000	Roper Technologies, Inc., 3.650%, 9/15/2023	486,694
265,000	Timken Co. (The), 4.500%, 12/15/2028	260,259
860,000	United Technologies Corp., 3.650%, 8/16/2023	856,181
175,000	Wabtec Corp., 3-month LIBOR + 1.050%, 3.382%, 9/15/2021(e)	175,357
485,000	Wabtec Corp., 4.700%, 9/15/2028	477,315

		2,701,510

	Electric — 5.4%
510,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	506,387
160,000	American Electric Power Co., Inc., 3.200%, 11/13/2027	149,891
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	111,578
1,035,000	Consolidated Edison, Inc., Series A, 2.000%, 3/15/2020	1,017,675
905,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	890,610
480,000	Enel Finance International NV, 4.625%, 9/14/2025, 144A	469,775
410,000	Entergy Texas, Inc., 3.450%, 12/01/2027	389,731
451,000	Exelon Corp., 2.450%, 4/15/2021	438,302
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	178,504
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	117,727
395,000	Fortis, Inc., 2.100%, 10/04/2021	377,348

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$595,000	Interstate Power & Light Co., 4.100%, 9/26/2028	$598,471
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	189,319
690,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.500%, 11/01/2019	678,805
195,000	Oklahoma Gas & Electric Co., 3.800%, 8/15/2028	191,737
290,000	Pacific Gas & Electric Co., 3.500%, 6/15/2025	276,690
905,000	PNM Resources, Inc., 3.250%, 3/09/2021	896,596
530,000	PSEG Power LLC, 3.850%, 6/01/2023	528,031
273,000	Southern Co. (The), 2.750%, 6/15/2020	270,338
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	696,939

		8,974,454

	Finance Companies — 1.3%
315,000	Air Lease Corp., 3.625%, 12/01/2027	289,403
675,000	Air Lease Corp., 3.875%, 7/03/2023	668,907
345,000	Aircastle Ltd., 4.400%, 9/25/2023	345,046
665,000	Ares Capital Corp., 3.625%, 1/19/2022	650,201
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	301,795

		2,255,352

	Financial Other — 0.4%
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	390,769
370,000	ORIX Corp., 3.250%, 12/04/2024	352,257

		743,026

	Food & Beverage — 3.1%
625,000	Bacardi Ltd., 4.700%, 5/15/2028, 144A	620,475
245,000	Brown-Forman Corp., 3.500%, 4/15/2025	242,526
855,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	846,489
885,000	General Mills, Inc., 2.600%, 10/12/2022	848,519
275,000	Kellogg Co., 4.300%, 5/15/2028	273,114
855,000	Kraft Heinz Foods Co., 4.000%, 6/15/2023	857,436
845,000	Molson Coors Brewing Co., 2.250%, 3/15/2020	832,658
140,000	Smithfield Foods, Inc., 3.350%, 2/01/2022, 144A	135,340
320,000	Sysco Corp., 3.550%, 3/15/2025	313,079
210,000	Tyson Foods, Inc., 3.900%, 9/28/2023	210,826

		5,180,462

	Government Owned – No Guarantee — 1.7%
865,000	Electricite de France S.A., 4.500%, 9/21/2028, 144A	852,083
445,000	Petroleos Mexicanos, 6.375%, 2/04/2021	466,587
155,000	Petroleos Mexicanos, 6.875%, 8/04/2026	163,510
780,000	Sinopec Group Overseas Development 2016 Ltd., 1.750%, 9/29/2019, 144A	769,330
320,000	Syngenta Finance N.V., 5.182%, 4/24/2028, 144A	306,149
255,000	Temasek Financial I Ltd., 3.625%, 8/01/2028, 144A	253,645

		2,811,304

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Health Insurance — 0.7%
$860,000	Halfmoon Parent, Inc., 3.750%, 7/15/2023, 144A	$857,369
310,000	Humana, Inc., 2.500%, 12/15/2020	304,285

		1,161,654

	Healthcare — 1.5%
750,000	Becton, Dickinson and Co., 2.133%, 6/06/2019	745,550
640,000	Cardinal Health, Inc., 1.948%, 6/14/2019	636,405
595,000	CVS Health Corp., 4.300%, 3/25/2028	590,335
45,000	Express Scripts Holding Co., 3.000%, 7/15/2023	43,331
65,000	Express Scripts Holding Co., 4.750%, 11/15/2021	67,088
183,000	Life Technologies Corp., 6.000%, 3/01/2020	189,509
175,000	McKesson Corp., 3.950%, 2/16/2028	168,981
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	95,985

		2,537,184

	Hybrid ARMs — 0.1%
47,392	FHLMC, 1-year CMT + 2.251%, 4.113%, 1/01/2035(e)	49,815
122,648	FHLMC, 1-year CMT + 2.500%, 4.195%, 5/01/2036(e)	130,061

		179,876

	Independent Energy — 0.4%
300,000	Apache Corp., 4.375%, 10/15/2028	294,231
179,000	Encana Corp., 6.500%, 5/15/2019	182,877
220,000	EQT Corp., 3.900%, 10/01/2027	206,143

		683,251

	Industrial Other — 0.3%
490,000	Fluor Corp., 4.250%, 9/15/2028	479,853

	Integrated Energy — 0.1%
220,000	BP Capital Markets America, Inc., 3.937%, 9/21/2028	221,397

	Life Insurance — 2.1%
85,000	AIG Global Funding, 2.150%, 7/02/2020, 144A	83,356
380,000	Athene Global Funding, 2.750%, 4/20/2020, 144A	375,248
540,000	Athene Holding Ltd., 4.125%, 1/12/2028	504,521
330,000	Brighthouse Financial, Inc., Series WI, 3.700%, 6/22/2027	292,954
830,000	Jackson National Life Global Funding, 2.200%, 1/30/2020, 144A	819,983
310,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	308,020
740,000	Reliance Standard Life Global Funding, 3.850%, 9/19/2023, 144A	737,865
344,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/2018, 144A	343,949
63,000	Unum Group, 5.625%, 9/15/2020	65,575

		3,531,471

	Lodging — 0.1%
245,000	Hyatt Hotels Corp., 4.375%, 9/15/2028	240,891

	Media Entertainment — 0.4%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021	92,208
425,000	CBS Corp., 2.900%, 6/01/2023, 144A	404,266

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Media Entertainment — continued
$130,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/01/2020	$130,012
112,000	S&P Global, Inc, 3.300%, 8/14/2020	112,023

		738,509

	Midstream — 0.5%
185,000	Buckeye Partners LP, 3.950%, 12/01/2026	170,568
155,000	Enbridge, Inc., 3.500%, 6/10/2024	151,024
60,000	Energy Transfer Partners LP, 4.900%, 2/01/2024	61,841
255,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	255,750
85,000	Kinder Morgan, Inc., 4.300%, 3/01/2028	84,277
160,000	Plains All American Pipeline LP/PAA Finance Corp., 3.850%, 10/15/2023	157,560

		881,020

	Mortgage Related — 3.8%
3,470	FHLMC, 3.000%, 10/01/2026	3,445
345	FHLMC, 6.500%, 1/01/2024	381
66	FHLMC, 8.000%, 7/01/2025	71
114	FNMA, 6.000%, 9/01/2021	115
203,438	GNMA, 4.254%, 2/20/2063(c)	206,511
378,726	GNMA, 4.297%, 2/20/2063(a)(c)	383,263
236,775	GNMA, 4.411%, 10/20/2066(c)	247,118
60,292	GNMA, 4.412%, 6/20/2066(c)	62,605
144,629	GNMA, 4.415%, 10/20/2062(c)	146,467
107,761	GNMA, 4.428%, 9/20/2066(c)	112,247
133,536	GNMA, 4.453%, 5/20/2062(c)	134,800
62,339	GNMA, 4.457%, 11/20/2066(c)	64,839
65,712	GNMA, 4.463%, 8/20/2066(c)	68,455
188,485	GNMA, 4.501%, 4/20/2063(c)	191,275
346,760	GNMA, 4.512%, 4/20/2063(a)(c)	352,330
115,395	GNMA, 4.516%, 11/20/2066(c)	120,669
142,101	GNMA, 4.517%, 5/20/2062(c)	143,708
1,212,731	GNMA, 4.523%, with various maturities from 2066 to 2067(a)(c)(f)	1,273,853
189,288	GNMA, 4.533%, 9/20/2066(c)	198,499
93,938	GNMA, 4.547%, 10/20/2066(c)	98,695
233,189	GNMA, 4.558%, 11/20/2064(c)	236,135
471,098	GNMA, 4.559%, 7/20/2067(a)(c)	496,685
166,335	GNMA, 4.564%, 3/20/2063(c)	168,989
189,810	GNMA, 4.584%, 2/20/2063(c)	192,537
865,709	GNMA, 4.593%, 1/20/2067(a)(c)	913,885
89,625	GNMA, 4.637%, 7/20/2062(c)	90,535
29,071	GNMA, 4.685%, 8/20/2061(c)	29,134
449,261	GNMA, 4.688%, 5/20/2064(a)(c)	469,929
1,114	GNMA, 6.500%, 12/15/2023	1,223
109	GNMA, 8.500%, 9/15/2022	109
93	GNMA, 9.500%, 1/15/2019	93

		6,408,600

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Natural Gas — 0.6%
$965,000	Sempra Energy, 1.625%, 10/07/2019	$951,025

	Non-Agency Commercial Mortgage-Backed Securities — 7.4%
565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(a)	560,617
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048(a)	492,481
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	350,135
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(a)	964,199
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(c)	265,275
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	514,544
71,633	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	71,633
178,799	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	178,776
205,578	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	206,835
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047(a)	481,216
730,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class A, 1-month LIBOR + 0.850%, 2.983%, 2/13/2032, 144A(a)(e)	730,684
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	283,098
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(a)	520,221
280,000	Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	274,682
640,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	637,734
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	85,039
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(c)	326,425
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	338,358
22,302	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	22,341
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	176,297
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	348,770
120,665	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	121,461
217,607	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1, 2.086%, 3/15/2050	213,536
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.219%, 7/15/2046(c)	245,802

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$263,676	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	$265,167
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	126,745
200,987	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.378%, 11/15/2027, 144A(e)	201,061
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	495,045
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(a)	559,381
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	196,472
1,295,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(a)	1,279,971
18,497	WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class A, 1-month LIBOR + 1.122%, 3.280%, 11/15/2029, 144A(e)	18,549
178,764	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/2047	179,795
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	333,084
348,589	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	350,752

		12,416,181

	Oil Field Services — 0.4%
770,000	Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 2.773%, 12/15/2022	746,024

	Paper — 0.4%
625,000	WestRock Co., 3.750%, 3/15/2025, 144A	614,209

	Pharmaceuticals — 1.5%
600,000	AbbVie, Inc., 4.250%, 11/14/2028	593,216
22,000	Amgen, Inc., 2.200%, 5/22/2019	21,920
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	223,750
860,000	Pfizer, Inc., 3.200%, 9/15/2023	852,729
775,000	Shire Acquisitions Investments Ireland DAC, 1.900%, 9/23/2019	766,714

		2,458,329

	Property & Casualty Insurance — 0.3%
435,000	American Financial Group, Inc., 3.500%, 8/15/2026	404,937
180,000	Assurant, Inc., 4.200%, 9/27/2023	178,997

		583,934

	Railroads — 0.3%
206,000	CSX Corp., 3.700%, 10/30/2020	208,040
215,000	Union Pacific Corp., 3.646%, 2/15/2024	214,378

		422,418

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Health Care — 0.4%
$31,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	$30,321
405,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	397,192
225,000	Omega Healthcare Investors, Inc., 4.500%, 4/01/2027	215,349

		642,862

	REITs – Shopping Centers — 0.2%
355,000	Brixmor Operating Partnership LP, 3.650%, 6/15/2024	341,225

	REITs – Single Tenant — 0.2%
290,000	Select Income REIT, 4.250%, 5/15/2024	277,428

	Restaurants — 1.0%
1,030,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,002,120
695,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	689,094

		1,691,214

	Retailers — 1.3%
465,000	AutoNation, Inc., 3.500%, 11/15/2024	440,589
415,000	Best Buy Co., Inc., 4.450%, 10/01/2028	413,199
470,000	Ralph Lauren Corp., 3.750%, 9/15/2025	464,793
850,000	Seven & i Holdings Co. Ltd., 3.350%, 9/17/2021, 144A	850,655

		2,169,236

	Technology — 2.6%
460,000	Fiserv, Inc., 3.800%, 10/01/2023	459,886
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	439,403
610,000	Hewlett Packard Enterprise Co., 2.100%, 10/04/2019, 144A	604,056
120,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025	123,353
89,000	Jabil, Inc., 5.625%, 12/15/2020	92,382
175,000	Marvell Technology Group Ltd., 4.200%, 6/22/2023	174,142
140,000	Microchip Technology, Inc., 3.922%, 6/01/2021, 144A	139,180
885,000	NetApp, Inc., 2.000%, 9/27/2019	877,109
215,000	Pitney Bowes, Inc., 4.375%, 5/15/2022	199,144
425,000	Pitney Bowes, Inc., 4.700%, 4/01/2023	388,752
205,000	Seagate Hdd Cayman, 4.875%, 3/01/2024	202,054
90,000	Trimble, Inc., 4.150%, 6/15/2023	90,053
630,000	Xerox Corp., 3.625%, 3/15/2023	600,819

		4,390,333

	Transportation Services — 1.0%
140,000	CH Robinson Worldwide, Inc., 4.200%, 4/15/2028	137,867
570,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	569,061
510,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	508,835
430,000	TTX Co., 2.600%, 6/15/2020, 144A	423,663

		1,639,426

	Treasuries — 2.2%
1,670,000	U.S. Treasury Note, 1.125%, 1/15/2019	1,664,550
2,000,000	U.S. Treasury Note, 2.875%, 5/15/2028	1,969,844

		3,634,394

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Wireless — 0.5%
$200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	$198,058
140,000	Vodafone Group PLC, 4.125%, 5/30/2025	138,917
435,000	Vodafone Group PLC, 4.375%, 5/30/2028	428,574

		765,549

	Wirelines — 1.1%
660,000	AT&T, Inc., 3-month LIBOR + 1.180%, 3.514%, 6/12/2024(e)	662,970
400,000	Deutsche Telekom International Finance BV, 1.500%, 9/19/2019, 144A	393,608
870,000	Verizon Communications, Inc., 3.376%, 2/15/2025	844,489

		1,901,067

	Total Bonds and Notes (Identified Cost $167,034,249)	164,133,866

Short-Term Investments — 1.6%
2,700,638	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $2,700,931 on 10/01/2018 collateralized by $2,740,000 Federal Home Loan Mortgage Corp., 3.750% due 3/27/2019 valued at $2,757,903 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,700,638)	2,700,638

	Total Investments — 99.7% (Identified Cost $169,734,887)	166,834,504
	Other assets less liabilities — 0.3%	436,470

	Net Assets — 100.0%	$167,270,974

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(d)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of this security amounted to $14,830 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Intermediate Duration Bond Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $51,027,087 or 30.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2018, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2018	184	$20,820,399	$20,695,687	$(124,712)

Industry Summary at September 30, 2018

Banking	22.3%
ABS Car Loan	11.0
Non-Agency Commercial Mortgage-Backed Securities	7.4
Electric	5.4
Automotive	5.1
Mortgage Related	3.8
ABS Other	3.4
Food & Beverage	3.1
Technology	2.6
Treasuries	2.2
Life Insurance	2.1
Other Investments, less than 2% each	29.7
Short-Term Investments	1.6

Total Investments	99.7
Other assets less liabilities (including futures contracts)	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 94.4% of Net Assets
	ABS Car Loan — 1.4%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,529,848
1,042,181	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	1,041,135
2,875,000	Credit Acceptance Auto Loan Trust, Series 2016-3A, Class A, 2.150%, 4/15/2024, 144A	2,862,168
1,614,064	Flagship Credit Auto Trust, Series 2016-4, Class A2, 1.960%, 2/16/2021, 144A	1,611,278
725,000	NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 2.740%, 4/15/2021, 144A	724,337
1,495,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	1,479,451
685,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	675,315

		9,923,532

	ABS Home Equity — 0.3%
1,089,815	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	1,063,246
1,056,875	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	1,041,144

		2,104,390

	ABS Other — 0.3%
1,250,177	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	1,243,831
825,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 2.798%, 9/25/2023, 144A(b)	825,647

		2,069,478

	ABS Student Loan — 0.0%
157,733	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 3.166%, 1/25/2039, 144A(b)	158,610

	Agency Commercial Mortgage-Backed Securities — 16.4%
2,691,243	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 2.999%, 11/25/2022(b)	2,716,164
980,253	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	948,678
13,445,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	13,692,692
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,077,512
4,274,389	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,339,753
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,010,228
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,577,039

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	$2,525,245
840,424	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	839,015
6,401,116	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	6,385,178
32,886,853	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	32,636,160
2,598,396	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,557,424
5,170,000	FHLMC Multifamily Structured Pass Through Certificates, Series K732, Class A2, 3.700%, 5/25/2025	5,268,084
4,100,025	FHLMC Multifamily Structured Pass Through Certificates, Series KBAM, Class A, 1-month LIBOR + 0.700%, 2.814%, 9/25/2022(b)	4,113,537
443,460	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 2.444%, 11/25/2021(b)	443,595
3,859,531	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 2.764%, 1/25/2023(b)	3,869,381
1,934,172	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.160%, 2.274%, 9/25/2022(b)	1,934,430
3,807,253	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.200%, 2.314%, 2/25/2023(b)	3,807,252
845,757	FHLMC Multifamily Structured Pass Through Certificates, Series KJ04, Class A1, 1.376%, 10/25/2020	842,046
10,261,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	10,343,052
3,777,702	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	3,749,616
173,393	Government National Mortgage Association, Series 2003-72, Class Z, 5.269%, 11/16/2045(a)	178,618
153,282	Government National Mortgage Association, Series 2003-88, Class Z, 4.766%, 3/16/2046(a)	155,273

		118,009,972

	Collateralized Mortgage Obligations — 14.5%
54,741	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year Treasury - 0.200%, 2.580%, 5/15/2023(b)(c)(d)	53,126
37,079	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year Treasury - 0.650%, 2.180%, 8/15/2023(b)(c)(d)	36,612
152,501	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029	158,137
110,897	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	111,239
319,274	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	320,760
1,190,158	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	1,280,907

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,802,667	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	$1,897,334
1,298,299	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	1,399,240
1,359,825	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 2.789%, 6/15/2048(a)(e)	1,244,348
1,544,238	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.184%, 12/15/2036(a)(e)	1,639,034
732,179	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 1-month LIBOR + 2.100%, 4.258%, 6/15/2043(b)	693,188
1,306,169	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	1,400,212
29,494	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year Treasury - 0.050%, 2.880%, 9/25/2022(b)(c)(d)	29,199
36,432	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year Treasury - 0.500%, 2.330%, 4/25/2024(b)(c)(d)	36,040
9,375	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.361%, 8/25/2042(a)(c)(d)	9,459
584,322	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	609,284
629,148	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 2.276%, 7/25/2037(b)	618,242
1,383,458	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.445%, 8/25/2038(a)	1,374,886
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 3.216%, 7/25/2043(b)	5,286,047
17,591	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 10-year Treasury - 0.650%, 2.320%, 4/25/2023(b)(c)(d)	17,411
9,238	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 4.005%, 3/25/2044(a)(c)(d)	9,471
622,472	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 3.045%, 10/25/2044(b)	619,694
1,151,050	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.410%, 10/20/2060(b)	1,149,266
1,084,884	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.430%, 10/20/2060(b)	1,083,744
896,546	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.530%, 2/20/2061(b)	897,959
2,903,317	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061	2,898,849
1,255,017	Government National Mortgage Association, Series 2012-124, Class HT, 7.258%, 7/20/2032(a)	1,298,034
408,021	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 2.530%, 5/20/2062(b)	408,432
1,014,420	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.600%, 8/20/2062(b)	1,018,116
2,122,601	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 2.580%, 10/20/2062(b)	2,120,794

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$1,354,995	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 2.580%, 12/20/2062(b)	$1,355,557
4,028,850	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 2.430%, 3/20/2063(b)	4,024,852
2,762,373	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 2.480%, 3/20/2063(b)	2,762,861
9,776,213	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 3.070%, 4/20/2063(b)	9,823,106
5,722,005	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.600%, 7/20/2064(b)	5,745,263
3,934,955	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.580%, 7/20/2064(b)	3,953,863
3,443,438	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 2.550%, 2/20/2065(b)	3,453,396
174,910	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 2.380%, 4/20/2061(b)	174,738
4,236,713	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	4,198,583
7,496,780	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	7,133,562
590,543	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 2.330%, 4/20/2065(b)	589,987
5,230,210	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 2.310%, 5/20/2065(b)	5,210,304
2,726,157	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 2.380%, 7/20/2065(b)	2,727,311
524,413	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 2.780%, 10/20/2065(b)	525,265
282,335	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 2.760%, 8/20/2061(b)	282,744
5,889,434	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.000%, 2/20/2066(b)	6,006,044
3,670,402	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.680%, 4/20/2066(b)	3,674,569
5,806,427	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 2.480%, 9/20/2063(b)	5,805,046
5,966,716	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 2.330%, 10/20/2067(b)	5,957,248
234,266	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 2.483%, 12/07/2020(b)	234,543
460,921	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 2.530%, 10/07/2020(b)	462,346
977,075	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 2.681%, 12/08/2020(b)	979,608
64,838	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 2.681%, 12/08/2020(b)	65,158

		104,865,018

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — 9.0%
$272,059	FHLMC, 12-month LIBOR + 1.718%, 3.549%, 4/01/2037(b)	$283,134
1,098,780	FHLMC, 1-year CMT + 2.286%, 3.560%, 2/01/2036(b)	1,159,290
92,743	FHLMC, 12-month LIBOR + 1.725%, 3.698%, 12/01/2037(b)	95,839
183,082	FHLMC, 1-year CMT + 2.214%, 3.791%, 9/01/2038(b)	191,296
570,243	FHLMC, 1-year CMT + 2.165%, 3.796%, 4/01/2036(b)	586,135
2,170,158	FHLMC, 1-year CMT + 2.266%, 3.820%, 2/01/2036(b)	2,285,603
1,537,014	FHLMC, 12-month LIBOR + 1.819%, 3.825%, 4/01/2037(b)	1,611,954
499,431	FHLMC, 6-month LIBOR + 1.666%, 3.888%, 6/01/2037(b)	508,523
660,196	FHLMC, 1-year CMT + 2.106%, 3.892%, 9/01/2038(b)	693,374
3,338,936	FHLMC, 1-year CMT + 2.252%, 3.970%, 3/01/2037(b)	3,509,375
328,478	FHLMC, 1-year CMT + 2.250%, 3.976%, 2/01/2035(b)	345,542
794,812	FHLMC, 1-year CMT + 2.245%, 3.978%, 3/01/2036(b)	836,671
371,301	FHLMC, 12-month LIBOR + 1.841%, 4.051%, 11/01/2038(b)	390,139
342,486	FHLMC, 12-month LIBOR + 1.912%, 4.056%, 12/01/2034(b)	360,992
217,825	FHLMC, 12-month LIBOR + 2.180%, 4.084%, 3/01/2037(b)	230,180
424,083	FHLMC, 12-month LIBOR + 1.846%, 4.086%, 3/01/2038(b)	445,553
291,189	FHLMC, 12-month LIBOR + 1.610%, 4.112%, 11/01/2038(b)	303,982
834,603	FHLMC, 1-year CMT + 2.249%, 4.243%, 9/01/2038(b)	877,570
1,961,478	FHLMC, 12-month LIBOR + 1.896%, 4.271%, 9/01/2041(b)	2,057,834
1,568,215	FHLMC, 12-month LIBOR + 1.767%, 4.365%, 9/01/2035(b)	1,646,615
1,450,581	FHLMC, 1-year CMT + 2.220%, 4.441%, 7/01/2033(b)	1,523,054
417,835	FNMA, 12-month LIBOR + 1.659%, 3.509%, 10/01/2033(b)	435,923
2,663,106	FNMA, 12-month LIBOR + 1.800%, 3.550%, 10/01/2041(b)	2,796,928
724,686	FNMA, 12-month LIBOR + 1.800%, 3.550%, 12/01/2041(b)	759,585
810,334	FNMA, 1-year CMT + 2.185%, 3.599%, 1/01/2036(b)	854,774
320,475	FNMA, 12-month LIBOR + 1.740%, 3.611%, 11/01/2035(b)	335,467
84,661	FNMA, 12-month LIBOR + 1.820%, 3.625%, 1/01/2037(b)	89,017
503,616	FNMA, 12-month LIBOR + 1.765%, 3.692%, 2/01/2037(b)	527,535
2,870,187	FNMA, 1-year CMT + 2.217%, 3.763%, 4/01/2034(b)	3,023,516
726,305	FNMA, 12-month LIBOR + 1.629%, 3.776%, 4/01/2037(b)	758,011
628,776	FNMA, 1-year CMT + 2.489%, 3.860%, 5/01/2035(b)	667,687
582,699	FNMA, 1-year CMT + 2.287%, 3.884%, 10/01/2033(b)	608,995
1,983,763	FNMA, 12-month LIBOR + 1.789%, 3.888%, 3/01/2037(b)	2,083,346
2,059,682	FNMA, 12-month LIBOR + 1.569%, 3.890%, 4/01/2037(b)	2,147,235
454,991	FNMA, 1-year CMT + 2.185%, 3.895%, 12/01/2034(b)	472,444
1,676,165	FNMA, 12-month LIBOR + 1.605%, 3.901%, 7/01/2035(b)	1,744,312
461,333	FNMA, 1-year CMT + 2.127%, 3.917%, 9/01/2034(b)	483,708
1,157,801	FNMA, 12-month LIBOR + 1.820%, 3.917%, 2/01/2047(b)	1,226,503
1,019,384	FNMA, 6-month LIBOR + 1.543%, 3.946%, 7/01/2035(b)	1,053,746
1,611,923	FNMA, 12-month LIBOR + 1.728%, 3.966%, 9/01/2037(b)	1,690,014
105,636	FNMA, 6-month LIBOR + 1.522%, 4.022%, 2/01/2037(b)	109,232
231,210	FNMA, 12-month LIBOR + 1.800%, 4.045%, 3/01/2034(b)	242,839
877,404	FNMA, 1-year CMT + 2.234%, 4.067%, 4/01/2034(b)	922,084
271,219	FNMA, 1-year CMT + 2.207%, 4.082%, 4/01/2033(b)	281,764
421,269	FNMA, 12-month LIBOR + 1.679%, 4.093%, 11/01/2036(b)	440,879
293,339	FNMA, 1-year CMT + 2.500%, 4.118%, 8/01/2036(b)	311,122
3,868,530	FNMA, 1-year CMT + 2.191%, 4.119%, 10/01/2034(b)	4,068,217

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,787,503	FNMA, 1-year CMT + 2.184%, 4.164%, 11/01/2033(b)	$1,875,696
2,662,986	FNMA, 1-year CMT + 2.177%, 4.167%, 12/01/2040(b)	2,797,585
829,137	FNMA, 1-year CMT + 2.182%, 4.202%, 6/01/2036(b)	871,899
2,381,670	FNMA, 12-month LIBOR + 1.575%, 4.295%, 9/01/2037(b)	2,484,446
204,976	FNMA, 12-month LIBOR + 1.576%, 4.326%, 8/01/2035(b)	214,796
1,417,795	FNMA, 12-month LIBOR + 1.615%, 4.340%, 7/01/2038(b)	1,475,813
441,200	FNMA, 1-year CMT + 2.145%, 4.358%, 9/01/2036(b)	463,989
289,518	FNMA, 12-month LIBOR + 1.802%, 4.364%, 7/01/2041(b)	303,454
1,457,334	FNMA, 1-year CMT + 2.272%, 4.384%, 6/01/2037(b)	1,526,785
628,513	FNMA, 1-year CMT +2.287%, 4.392%, 6/01/2033(b)	657,523
380,093	FNMA, 12-month LIBOR + 1.657%, 4.407%, 8/01/2038(b)	392,522
700,931	FNMA, 12-month LIBOR + 1.712%, 4.462%, 8/01/2034(b)	733,471
723,049	FNMA, 1-year CMT + 2.223%, 4.473%, 8/01/2035(b)	761,149
123,854	FNMA, 1-year CMT + 2.439%, 4.641%, 8/01/2033(b)	130,221
1,554,118	FNMA, 6-month LIBOR + 2.252%, 4.668%, 7/01/2037(b)	1,646,684
534,942	FNMA, 12-month LIBOR + 2.473%, 5.098%, 6/01/2035(b)	570,434

		64,984,005

	Mortgage Related — 10.3%
70,860	FHLMC, 3.000%, 10/01/2026	70,339
518,706	FHLMC, 4.000%, with various maturities from 2024 to 2042(f)	529,009
282,002	FHLMC, 4.500%, with various maturities from 2025 to 2034(f)	290,172
121,273	FHLMC, 5.500%, 10/01/2023	124,808
104,488	FHLMC, COFI + 1.250%, 5.769%, 6/01/2020(b)	105,715
152,126	FHLMC, COFI + 1.250%, 5.887%, 8/01/2020(b)	154,143
105,327	FHLMC, COFI + 1.250%, 5.922%, 10/01/2020(b)	107,006
149,129	FHLMC, COFI + 1.250%, 5.953%, 11/01/2020(b)	151,329
4,754	FHLMC, 6.000%, 11/01/2019	4,788
259,019	FHLMC, 6.500%, 12/01/2034	288,520
241	FHLMC, 7.500%, 6/01/2026	256
145,104	FNMA, 3.000%, 3/01/2042	140,094
1,472,760	FNMA, 5.000%, with various maturities from 2037 to 2038(f)	1,563,433
699,418	FNMA, 5.500%, with various maturities from 2023 to 2033(f)	728,887
775,487	FNMA, 6.000%, with various maturities from 2021 to 2022(f)	800,639
187,538	FNMA, 6.500%, with various maturities from 2032 to 2037(f)	205,777
302	FNMA, 7.000%, 12/01/2022	302
73,558	FNMA, 7.500%, with various maturities from 2030 to 2032(f)	78,668
3,325,573	GNMA, 1-month LIBOR + 2.528%, 3.834%, 2/20/2061(b)	3,465,775
2,618,729	GNMA, 1-month LIBOR + 1.928%, 3.980%, 2/20/2063(b)	2,732,171
3,544,458	GNMA, 1-month LIBOR + 2.158%, 4.249%, 3/20/2063(b)	3,694,341
938,422	GNMA, 1-month LIBOR + 2.527%, 4.358%, 6/20/2065(b)	999,511
866,159	GNMA, 1-month LIBOR + 2.226%, 4.361%, 5/20/2065(b)	918,017
1,523,154	GNMA, 4.422%, 3/20/2063(a)	1,546,708
3,627,474	GNMA, 4.424%, with various maturities from 2062 to 2063(a)(f)	3,664,482
2,972,633	GNMA, 4.437%, 6/20/2063(a)	3,025,614
1,845,836	GNMA, 4.448%, 12/20/2061(a)	1,859,091
1,881,072	GNMA, 1-month LIBOR + 2.415%, 4.457%, 2/20/2063(b)	1,970,955
6,965,011	GNMA, 4.481%, 12/20/2061(a)	6,999,329

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$3,625,053	GNMA, 4.493%, 10/20/2065(a)	$3,781,166
1,068,129	GNMA, 4.520%, 3/20/2062(a)	1,077,658
5,181,120	GNMA, 4.524%, 12/20/2062(a)	5,252,729
2,246,875	GNMA, 4.529%, 6/20/2062(a)	2,269,815
326,054	GNMA, 4.534%, 8/20/2061(a)	328,585
1,141,490	GNMA, 4.567%, 4/20/2063(a)	1,158,809
524,454	GNMA, 4.579%, 7/20/2063(a)	543,284
7,704,629	GNMA, 4.581%, 11/20/2062(a)	7,804,043
1,914,930	GNMA, 4.604%, 2/20/2066(a)	1,995,409
1,851,141	GNMA, 4.624%, 3/20/2064(a)	1,928,499
829,314	GNMA, 4.626%, 3/20/2062(a)	835,459
401,950	GNMA, 4.652%, 1/20/2064(a)	419,444
2,953,744	GNMA, 4.667%, 2/20/2062(a)	2,977,187
1,944,416	GNMA, 4.675%, 11/20/2063(a)	2,029,132
1,244,074	GNMA, 4.683%, 2/20/2062(a)	1,253,258
1,030,121	GNMA, 4.685%, 8/20/2061(a)	1,032,356
1,479,170	GNMA, 4.688%, 5/20/2064(a)	1,547,219
1,178,076	GNMA, 4.700%, with various maturities in 2061(a)(f)	1,181,049
47,864	GNMA, 4.701%, 3/20/2061(a)	48,622
514,045	GNMA, 4.718%, 8/20/2062(a)	519,168
201,676	GNMA, 5.024%, 4/20/2061(a)	204,551
12,751	GNMA, 6.000%, 12/15/2031	13,914
54,949	GNMA, 6.500%, 5/15/2031	60,945
64,181	GNMA, 7.000%, 10/15/2028	69,380

		74,551,560

	Non-Agency Commercial Mortgage-Backed Securities — 2.1%
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,259,912
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,512,482
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,300,496
1,398,894	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,435,186
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,554,370
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,026,378
3,380,238	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.378%, 11/15/2027, 144A(b)	3,381,482

		15,470,306

	Sovereigns — 0.3%
1,955,000	U.S. Department of Housing and Urban Development, 1.880%, 8/01/2019	1,942,996

	Treasuries — 39.8%
3,255,000	U.S. Treasury Bond, 3.000%, 8/15/2048	3,132,556
21,165,000	U.S. Treasury Note, 0.875%, 7/31/2019	20,867,367
7,000,000	U.S. Treasury Note, 1.125%, 2/28/2021	6,718,086

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — continued
$20,395,000	U.S. Treasury Note, 1.125%, 6/30/2021	$19,456,511
5,000,000	U.S. Treasury Note, 1.125%, 7/31/2021	4,762,305
40,920,000	U.S. Treasury Note, 1.125%, 8/31/2021	38,915,559
20,945,000	U.S. Treasury Note, 1.250%, 7/31/2023	19,352,035
4,500,000	U.S. Treasury Note, 1.375%, 12/15/2019	4,429,336
8,220,000	U.S. Treasury Note, 1.375%, 10/31/2020	7,978,216
19,360,000	U.S. Treasury Note, 1.375%, 1/31/2021	18,714,919
5,000,000	U.S. Treasury Note, 1.500%, 10/31/2019	4,936,914
6,600,000	U.S. Treasury Note, 1.500%, 7/15/2020	6,449,953
12,955,000	U.S. Treasury Note, 1.750%, 10/31/2020	12,671,103
7,550,000	U.S. Treasury Note, 1.750%, 11/15/2020	7,381,010
15,000,000	U.S. Treasury Note, 1.750%, 12/31/2020	14,643,750
8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	8,111,355
12,605,000	U.S. Treasury Note, 1.750%, 9/30/2022	12,045,161
7,895,000	U.S. Treasury Note, 1.875%, 4/30/2022	7,617,750
17,015,000	U.S. Treasury Note, 2.000%, 12/31/2021	16,541,106
2,855,000	U.S. Treasury Note, 2.000%, 11/15/2026	2,641,321
13,945,000	U.S. Treasury Note, 2.125%, 9/30/2021	13,639,953
13,805,000	U.S. Treasury Note, 2.250%, 1/31/2024	13,315,893
1,780,000	U.S. Treasury Note, 2.250%, 11/15/2027	1,666,108
13,415,000	U.S. Treasury Note, 2.875%, 9/30/2023	13,368,362
7,925,000	U.S. Treasury Note, 3.000%, 9/30/2025	7,916,023

		287,272,652

	Total Bonds and Notes (Identified Cost $696,677,050)	681,352,519

Short-Term Investments — 6.4%
19,625,000	Federal Home Loan Bank Discount Notes 1.865% - 1.880%, 10/01/2018(g)(h)	19,625,000
4,265,000	Federal Home Loan Bank Discount Notes 1.950% - 1.965%, 10/04/2018(g)(h)	4,264,249
8,501,689	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $8,502,610 on 10/01/2018 collateralized by $8,735,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $8,675,532 including accrued interest (Note 2 of Notes to Financial Statements)	8,501,689
1,545,000	U.S. Treasury Bills, 1.973%, 10/04/2018(g)	1,544,740
1,260,000	U.S. Treasury Bills, 2.073% - 2.090%, 12/27/2018(g)(h)	1,253,446
11,075,000	U.S. Treasury Bills, 2.337% - 2.338%, 4/25/2019(g)(h)	10,926,547

	Total Short-Term Investments (Identified Cost $46,116,292)	46,115,671

	Total Investments — 100.8% (Identified Cost $742,793,342)	727,468,190
	Other assets less liabilities — (0.8)%	(5,628,820)

	Net Assets — 100.0%	$721,839,370

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $191,318 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $22,886,960 or 3.2% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2018

Treasuries	39.8%
Agency Commercial Mortgage-Backed Securities	16.4
Collateralized Mortgage Obligations	14.5
Mortgage Related	10.3
Hybrid ARMs	9.0
Non-Agency Commercial Mortgage-Backed Securities	2.1
Other Investments, less than 2% each	2.3
Short-Term Investments	6.4

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

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|  62

Statements of Assets and Liabilities

September 30, 2018

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$173,649,034	$169,734,887	$742,793,342
Net unrealized depreciation	(6,130,388)	(2,900,383)	(15,325,152)

Investments at value	167,518,646	166,834,504	727,468,190
Cash	25,918	—	9,373
Due from brokers (Note 2)	—	135,000	—
Foreign currency at value (identified cost $148,420, $0 and $0, respectively)	110,773	—	—
Receivable for Fund shares sold	149,523	207,578	688,006
Receivable for securities sold	1,169,826	199,725	39,273,842
Collateral received for forward foreign currency contracts (Notes 2 and 4)	270,000	—	—
Dividends and interest receivable	2,299,898	857,444	2,546,032
Unrealized appreciation on forward foreign currency contracts (Note 2)	142,661	—	—
Tax reclaims receivable	2,151	173	—
Receivable for variation margin on futures contracts (Note 2)	—	10,018	—
Receivable from distributor (Note 6d)	3,341	—	—
Prepaid expenses (Note 8)	175	178	705

TOTAL ASSETS	171,692,912	168,244,620	769,986,148

LIABILITIES
Payable for securities purchased	533,890	705,306	45,215,832
Payable for Fund shares redeemed	62,739	61,180	1,954,620
Unrealized depreciation on forward foreign currency contracts (Note 2)	57,977	—	—
Due to brokers (Note 2)	270,000	—	—
Distributions payable	—	—	271,646
Management fees payable (Note 6)	67,153	27,644	213,778
Deferred Trustees’ fees (Note 6)	155,399	109,688	309,083
Administrative fees payable (Note 6)	6,102	5,976	25,856
Payable to distributor (Note 6d)	—	1,142	11,397
Other accounts payable and accrued expenses	80,154	62,710	144,566

TOTAL LIABILITIES	1,233,414	973,646	48,146,778

NET ASSETS	$170,459,498	$167,270,974	$721,839,370

NET ASSETS CONSIST OF:
Paid-in capital	$175,916,232	$174,404,022	$766,892,846
Accumulated loss	(5,456,734)	(7,133,048)	(45,053,476)

NET ASSETS	$170,459,498	$167,270,974	$721,839,370

See accompanying notes to financial statements.

63  |

Statements of Assets and Liabilities (continued)

September 30, 2018

	High Income Fund	Intermediate Duration Bond Fund		Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$26,174,654	$19,149,064		$328,474,720

Shares of beneficial interest	6,154,187	1,920,371		29,612,020

Net asset value and redemption price per share	$4.25	$9.97		$11.09

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.44	$10.41		$11.35

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$6,248,273	$2,425		$23,341,410

Shares of beneficial interest	1,464,488	243		2,102,519

Net asset value and offering price per share	$4.27	$10.00	*	$11.10

Class N shares:
Net assets	$10,337,807	$—		$3,176,310

Shares of beneficial interest	2,434,256	—		285,529

Net asset value, offering and redemption price per share	$4.25	$—		$11.12

Class Y shares:
Net assets	$127,698,764	$148,119,485		$366,846,930

Shares of beneficial interest	30,107,457	14,859,825		32,964,191

Net asset value, offering and redemption price per share	$4.24	$9.97		$11.13

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  64

Statements of Operations

For the Year Ended September 30, 2018

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$9,812,890	$5,010,754	$12,894,253
Dividends	215,042	—	—
Less net foreign taxes withheld	(1,444)	(197)	—

	10,026,488	5,010,557	12,894,253

Expenses
Management fees (Note 6)	1,042,957	442,379	2,613,773
Service and distribution fees (Note 6)	163,550	71,992	1,134,287
Administrative fees (Note 6)	76,503	77,895	312,980
Trustees’ fees and expenses (Note 6)	33,532	29,012	61,368
Transfer agent fees and expenses (Notes 6 and 7)	205,041	97,272	626,776
Audit and tax services fees	52,781	52,781	56,890
Custodian fees and expenses	24,257	19,866	40,614
Legal fees	3,583	3,753	13,843
Registration fees	77,187	37,477	69,490
Shareholder reporting expenses	44,024	24,789	95,216
Miscellaneous expenses (Note 8)	17,988	16,947	30,764

Total expenses	1,741,403	874,163	5,056,001
Less waiver and/or expense reimbursement (Note 6)	(190,287)	(94,365)	(12,855)

Net expenses	1,551,116	779,798	5,043,146

Net investment income	8,475,372	4,230,759	7,851,107

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,405,486	(2,376,601)	(1,854,197)
Futures contracts	—	(359,501)	—
Forward foreign currency contracts (Note 2d)	(165,859)	—	—
Foreign currency transactions (Note 2c)	(34,283)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(7,071,893)	(2,815,863)	(6,897,838)
Futures contracts	—	(21,437)	—
Forward foreign currency contracts (Note 2d)	84,684	—	—
Foreign currency translations (Note 2c)	(42,550)	—	—

Net realized and unrealized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(5,824,415)	(5,573,402)	(8,752,035)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,650,957	$(1,342,643)	$(900,928)

See accompanying notes to financial statements.

65  |

Statements of Changes in Net Assets

	High Income Fund			Intermediate Duration Bond Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$8,475,372	$8,976,856		$4,230,759	$3,346,060
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	1,205,344	838,850		(2,736,102)	(364,816)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(7,029,759)	3,999,707		(2,837,300)	(1,513,370)

Net increase (decrease) in net assets resulting from operations	2,650,957	13,815,413		(1,342,643)	1,467,874

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,227,019)	(1,577,362	)(a)	(457,955)	(537,098	)(a)
Class C	(311,547)	(453,429	)(a)	(30,450)	(59,316	)(a)
Class N	(259,688)	(41	)(a)	—	—
Class Y	(5,752,686)	(6,175,066	)(a)	(3,945,026)	(4,415,692	)(a)

Total distributions	(7,550,940)	(8,205,898)		(4,433,431)	(5,012,106)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(3,848,432)	(2,678,063)		(6,673,219)	21,450,975

Net increase (decrease) in net assets	(8,748,415)	2,931,452		(12,449,293)	17,906,743
NET ASSETS
Beginning of the year	179,207,913	176,276,461		179,720,267	161,813,524

End of the year	$170,459,498	$179,207,913		$167,270,974	$179,720,267

(a)	See Note 2h in Notes to Financial Statements.

See accompanying notes to financial statements.

|  66

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$7,851,107	$5,954,599
Net realized loss on investments	(1,854,197)	(1,193,894)
Net change in unrealized appreciation (depreciation) on investments	(6,897,838)	(5,444,007)

Net decrease in net assets resulting from operations	(900,928)	(683,302)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,062,622)	(6,178,474	)(a)
Class C	(373,941)	(492,969	)(a)
Class N	(53,072)	(19,353	)(a)
Class Y	(7,556,453)	(6,976,388	)(a)

Total distributions	(14,046,088)	(13,667,184)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(4,981,212)	(171,478,152)

Net decrease in net assets	(19,928,228)	(185,828,638)
NET ASSETS
Beginning of the year	741,767,598	927,596,236

End of the year	$721,839,370	$741,767,598

(a)	See Note 2h in Notes to Financial Statements.

See accompanying notes to financial statements.

67  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.37		$4.23		$3.99		$4.49		$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.22		0.20		0.19		0.21
Net realized and unrealized gain (loss)	(0.14)		0.12		0.21		(0.39)		0.17

Total from Investment Operations	0.06		0.34		0.41		(0.20)		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.20)		(0.16)		(0.19)		(0.22)
Net realized capital gains	—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.18)		(0.20)		(0.17)		(0.30)		(0.48)

Net asset value, end of the period	$4.25		$4.37		$4.23		$3.99		$4.49

Total return(b)	1.41	%(c)	8.17	%(c)	10.66	%(c)	(4.78	)%(c)	8.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$26,175		$34,039		$34,820		$37,870		$42,630
Net expenses	1.05	%(d)	1.09	%(d)(e)	1.10	%(d)	1.11	%(d)(f)	1.14%
Gross expenses	1.16%		1.15%		1.14%		1.13%		1.14%
Net investment income	4.73%		5.03%		5.16%		4.41%		4.57%
Portfolio turnover rate	55%		46%		38%		69%		59%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.10%.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.38		$4.24		$4.00		$4.50		$4.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.18		0.18		0.16		0.18
Net realized and unrealized gain (loss)	(0.13)		0.12		0.20		(0.39)		0.16

Total from Investment Operations	0.04		0.30		0.38		(0.23)		0.34

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.16)		(0.13)		(0.16)		(0.19)
Net realized capital gains	—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.15)		(0.16)		(0.14)		(0.27)		(0.45)

Net asset value, end of the period	$4.27		$4.38		$4.24		$4.00		$4.50

Total return(b)	0.86	%(c)	7.33	%(c)	9.81	%(c)	(5.48	)%(c)	7.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,248		$11,227		$12,288		$12,609		$14,555
Net expenses	1.80	%(d)	1.84	%(d)(e)	1.85	%(d)	1.86	%(d)(f)	1.89%
Gross expenses	1.91%		1.90%		1.89%		1.88%		1.89%
Net investment income	3.99%		4.29%		4.43%		3.68%		3.84%
Portfolio turnover rate	55%		46%		38%		69%		59%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(f)	Effective July 1, 2015, the expense limit decreased to 1.85%.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$4.36	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.19
Net realized and unrealized gain (loss)	(0.12)	0.18

Total from Investment Operations	0.08	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.17)

Net asset value, end of the period	$4.25	$4.36

Total return(b)	1.96%	8.99	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,338	$1
Net expenses(d)	0.75%	0.75	%(e)(f)
Gross expenses	0.79%	31.73	%(e)
Net investment income	4.65%	5.19	%(e)
Portfolio turnover rate	55%	46	%(g)

*	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net asset value, beginning of the period	$4.36		$4.22		$3.98		$4.48		$4.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.23		0.21		0.20		0.22
Net realized and unrealized gain (loss)	(0.14)		0.12		0.21		(0.39)		0.16

Total from Investment Operations	0.07		0.35		0.42		(0.19)		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.21)		(0.17)		(0.20)		(0.23)
Net realized capital gains	—		—		(0.01)		(0.11)		(0.26)

Total Distributions	(0.19)		(0.21)		(0.18)		(0.31)		(0.49)

Net asset value, end of the period	$4.24		$4.36		$4.22		$3.98		$4.48

Total return	1.68	%(b)	8.47	%(b)	10.98	%(b)	(4.54	)%(b)	8.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$127,699		$133,940		$129,169		$116,837		$125,185
Net expenses	0.80	%(c)	0.84	%(c)(d)	0.85	%(c)	0.86	%(c)(e)	0.89%
Gross expenses	0.91%		0.90%		0.89%		0.88%		0.89%
Net investment income	4.98%		5.28%		5.43%		4.67%		4.83%
Portfolio turnover rate	55%		46%		38%		69%		59%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(e)	Effective July 1, 2015, the expense limit decreased to 0.85%.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.29	$10.52	$10.39	$10.39	$10.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.17	0.20	0.20	0.22
Net realized and unrealized gain (loss)	(0.31)	(0.12)	0.17	0.03	0.11

Total from Investment Operations	(0.09)	0.05	0.37	0.23	0.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.20)	(0.21)	(0.22)	(0.25)
Net realized capital gains	—	(0.08)	(0.03)	(0.01)	(0.03)

Total Distributions	(0.23)	(0.28)	(0.24)	(0.23)	(0.28)

Net asset value, end of the period	$9.97	$10.29	$10.52	$10.39	$10.39

Total return(b)(c)	(0.85)%	0.44%	3.64%	2.17%	3.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,149	$21,828	$19,327	$18,425	$5,931
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.70%	0.72%	0.72%	0.71%	0.85%
Net investment income	2.17%	1.69%	1.89%	1.93%	2.07%
Portfolio turnover rate	152%	216%	151%	151%	134%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  72

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.30	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.10	0.01
Net realized and unrealized gain (loss)	(0.31)	(0.13)	0.00	(b)

Total from Investment Operations	(0.18)	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.12)	(0.01)
Net realized capital gains	—	(0.08)	—

Total Distributions	(0.12)	(0.20)	(0.01)

Net asset value, end of the period	$10.00	$10.30	$10.53

Total return(c)(d)	(1.71)%	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2	$3,225	$3,088
Net expenses(f)	1.40%	1.40%	1.40	%(g)
Gross expenses	1.45%	1.48%	1.56	%(g)
Net investment income	1.31%	0.95%	0.86	%(g)
Portfolio turnover rate	152%	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

73  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$10.29	$10.52	$10.39	$10.39	$10.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.20	0.22	0.22	0.24
Net realized and unrealized gain (loss)	(0.31)	(0.13)	0.18	0.04	0.12

Total from Investment Operations	(0.06)	0.07	0.40	0.26	0.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.22)	(0.24)	(0.25)	(0.27)
Net realized capital gains	—	(0.08)	(0.03)	(0.01)	(0.03)

Total Distributions	(0.26)	(0.30)	(0.27)	(0.26)	(0.30)

Net asset value, end of the period	$9.97	$10.29	$10.52	$10.39	$10.39

Total return(b)	(0.60)%	0.69%	3.90%	2.42%	3.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$148,119	$154,668	$139,398	$88,592	$66,759
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.45%	0.47%	0.47%	0.47%	0.57%
Net investment income	2.43%	1.93%	2.11%	2.15%	2.31%
Portfolio turnover rate	152%	216%	151%	151%	134%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  74

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund— Class A
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.32	$11.51	$11.57		$11.61	$11.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.08	0.11		0.14	0.16
Net realized and unrealized gain (loss)	(0.13)	(0.09)	0.00	(b)	0.01 (c)	0.01

Total from Investment Operations	(0.02)	(0.01)	0.11		0.15	0.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.18)	(0.17)		(0.19)	(0.24)

Net asset value, end of the period	$11.09	$11.32	$11.51		$11.57	$11.61

Total return(d)	(0.17)%	(0.04)%	0.93%		1.26%	1.44%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$328,475	$336,227	$442,671		$346,317	$314,360
Net expenses	0.80%	0.80%	0.77%		0.77%	0.80	%(e)
Gross expenses	0.80%	0.80%	0.77%		0.77%	0.80	%(e)
Net investment income	1.02%	0.67%	0.96%		1.21%	1.35%
Portfolio turnover rate	157%	126%	109	%(f)	48%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.33	$11.52	$11.58		$11.62	$11.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03	(0.01)	0.02		0.05	0.07
Net realized and unrealized gain (loss)	(0.13)	(0.08)	0.00	(b)	0.01 (c)	0.01

Total from Investment Operations	(0.10)	(0.09)	0.02		0.06	0.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.10)	(0.08)		(0.10)	(0.15)

Net asset value, end of the period	$11.10	$11.33	$11.52		$11.58	$11.62

Total return(d)	(0.91)%	(0.79)%	0.18%		0.51%	0.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23,341	$43,319	$73,027		$63,167	$56,936
Net expenses	1.55%	1.55%	1.52%		1.53%	1.55	%(e)
Gross expenses	1.55%	1.55%	1.52%		1.53%	1.55	%(e)
Net investment income (loss)	0.24%	(0.09)%	0.21%		0.47%	0.61%
Portfolio turnover rate	157%	126%	109	%(f)	48%	24%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  76

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.36	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.05
Net realized and unrealized gain (loss)	(0.14)	0.08	(b)

Total from Investment Operations	0.01	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.16)

Net asset value, end of the period	$11.12	$11.36

Total return(c)	0.09%	1.12	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,176	$1,900
Net expenses(e)	0.46%	0.47	%(f)
Gross expenses	0.48%	0.50	%(f)
Net investment income	1.37%	0.64	%(f)
Portfolio turnover rate	157%	126	%(g)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

77  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.36	$11.55	$11.61		$11.65	$11.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14	0.11	0.14		0.17	0.18
Net realized and unrealized gain (loss)	(0.13)	(0.09)	0.00	(b)	0.01 (c)	0.02

Total from Investment Operations	0.01	0.02	0.14		0.18	0.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.21)	(0.20)		(0.22)	(0.27)

Net asset value, end of the period	$11.13	$11.36	$11.55		$11.61	$11.65

Total return	0.09%	0.22%	1.19%		1.51%	1.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$366,847	$360,322	$411,898		$431,727	$330,224
Net expenses	0.55%	0.55%	0.52%		0.52%	0.55	%(d)
Gross expenses	0.55%	0.55%	0.52%		0.52%	0.55	%(d)
Net investment income	1.26%	0.92%	1.20%		1.45%	1.58%
Portfolio turnover rate	157%	126%	109	%(e)	48%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  78

Notes to Financial Statements

September 30, 2018

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. In addition, High Income Fund and Limited Term Government and Agency Fund began offering Class N shares effective November 30, 2016 and February 1, 2017, respectively.

Class A shares of Intermediate Duration Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for 10 years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees for High Income Fund and Limited Term Government and Agency Fund are borne collectively for Class A, Class C and Class Y, and

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Notes to Financial Statements (continued)

September 30, 2018

individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may

|  80

Notes to Financial Statements (continued)

September 30, 2018

be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

81  |

Notes to Financial Statements (continued)

September 30, 2018

As of September 30, 2018, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$553,512	0.3%	$1,334,593	0.8%
Intermediate Duration Bond Fund	—	—	14,830	Less than 0.1%
Limited Term Government and Agency Fund	—	—	191,318	Less than 0.1%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal

|  82

Notes to Financial Statements (continued)

September 30, 2018

income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2018, the amount of income available to be distributed by High Income Fund has been reduced by $1,175,480, as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract

83  |

Notes to Financial Statements (continued)

September 30, 2018

position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are

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Notes to Financial Statements (continued)

September 30, 2018

recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2018.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain

85  |

Notes to Financial Statements (continued)

September 30, 2018

transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2018.

h.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Distributions in Excess of Net Investment Income and Undistributed Net Investment Income, where applicable, has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

High Income Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(1,577,362)
Class C	(453,429)
Class N	(41)
Class Y	(6,175,066)

Total distributions	$(8,205,898)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(357,359)

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Notes to Financial Statements (continued)

September 30, 2018

Intermediate Duration Bond Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(390,277)
Class C	(36,839)
Class Y	(3,322,106)
Net realized capital gains
Class A	(146,821)
Class C	(22,477)
Class Y	(1,093,586)

Total distributions	$(5,012,106)

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(24,507)

Limited Term Government and Agency Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(6,178,474)
Class C	(492,969)
Class N	(19,353)
Class Y	(6,976,388)

Total distributions	$(13,667,184)

UNDISTRIBUTED NET INVESTMENT INCOME	$367,737

i.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where

87  |

Notes to Financial Statements (continued)

September 30, 2018

reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, premium amortization, capital gain distributions received, paydown gains and losses, contingent payment debt instruments, convertible bonds and passive foreign investment company adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, futures contract mark-to-market, corporate actions, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities, forward foreign currency contract mark-to-market, passive foreign investment company adjustments and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$7,550,940	$—	$7,550,940
Intermediate Duration Bond Fund	4,433,431	—	4,433,431
Limited Term Government and Agency Fund	14,046,088	—	14,046,088

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Notes to Financial Statements (continued)

September 30, 2018

	2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$8,205,898	$—	$8,205,898
Intermediate Duration Bond Fund	4,972,573	39,533	5,012,106
Limited Term Government and Agency Fund	13,667,184	—	13,667,184

For the year ended September 30, 2017 differences between amounts previously reported and now disclosed in Note 2h of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$1,078,412	$52,463	$538,665
Undistributed long-term capital gains	469,476	—	—

Total undistributed earnings	1,547,888	52,463	538,665

Capital loss carryforward:
Short-term:
No expiration date	—	(3,060,576)	(2,596,770)
Long-term:
No expiration date	—	(1,011,526)	(26,585,289)

Total capital loss carryforward	—	(4,072,102)	(29,182,059)

Unrealized depreciation	(6,689,347)	(3,003,720)	(15,829,352)

Total accumulated losses	$(5,141,459)	$(7,023,359)	$(44,472,746)

Capital loss carryforward utilized in the current year	$989,819	$—	$—

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Notes to Financial Statements (continued)

September 30, 2018

As of September 30, 2018, unrealized depreciation as a component of distributable earnings was as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized depreciation
Investments	$(4,535,979)	$(3,003,720)	$(15,829,352)
Foreign currency translations	(2,153,368)	—	—

Total unrealized depreciation	$(6,689,347)	$(3,003,720)	$(15,829,352)

As of September 30, 2018, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$174,165,501	$169,838,224	$743,297,542

Gross tax appreciation	$4,788,983	$256,574	$1,842,467
Gross tax depreciation	(11,435,839)	(3,260,294)	(17,671,819)

Net tax depreciation	$(6,646,856)	$(3,003,720)	$(15,829,352)

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to unrealized foreign exchange gains or losses.

k.  Loan Participations.  High Income Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan

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September 30, 2018

agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

l.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Due to/from Brokers.  Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due to broker balance in the Statements of Assets and Liabilities for High Income Fund represents cash received as collateral for forward foreign currency contracts. The due from broker balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

n.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion

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Notes to Financial Statements (continued)

September 30, 2018

of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2018, none of the Funds had loaned securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the

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Notes to Financial Statements (continued)

September 30, 2018

independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$2,165,123	$683	(b)	$2,165,806
Home Construction	—	3,795,902	12	(b)	3,795,914
All Other Non-Convertible Bonds(a)	—	135,772,118	—		135,772,118

Total Non-Convertible Bonds	—	141,733,143	695		141,733,838

Convertible Bonds(a)	—	16,618,165	—		16,618,165

Total Bonds and Notes	—	158,351,308	695		158,352,003

Loan Participations(a)	—	—	437,015	(c)	437,015
Senior Loans(a)	—	1,898,258	—		1,898,258
Preferred Stocks
Convertible Preferred Stocks(a)	—	2,304,876	—		2,304,876
Non-Convertible Preferred Stocks(a)	13,370	—	—		13,370

Total Preferred Stocks	13,370	2,304,876	—		2,318,246

Other Investments(a)	—	—	896,883	(d)	896,883
Common Stocks
Media	—	43,187	—		43,187
Oil, Gas & Consumable Fuels	1,317,745	200,608	—		1,518,353
Pharmaceuticals	570,342	—	—		570,342

Total Common Stocks	1,888,087	243,795	—		2,131,882

Warrants	353	—	—		353
Short-Term Investments	—	1,484,006	—		1,484,006
Forward Foreign Currency Contracts (unrealized appreciation)	—	142,661	—		142,661

Total	$1,901,810	$164,424,904	$1,334,593		$167,661,307

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September 30, 2018

High Income Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(57,977)	$—	$(57,977)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(d)	Fair valued by the Fund’s adviser ($8) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($896,875).

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Home Equity	$—	$1,471,616	$14,830	(b)	$1,486,446
All Other Bonds and Notes(a)	—	162,647,420	—		162,647,420

Total Bonds and Notes	—	164,119,036	14,830		164,133,866

Short-Term Investments	—	2,700,638	—		2,700,638

Total	$—	$166,819,674	$14,830		$166,834,504

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(124,712)	$—	$—	$(124,712)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2018

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$104,673,700	$191,318	(b)	$104,865,018
All Other Bonds and Notes(a)	—	576,487,501	—		576,487,501

Total Bonds and Notes	—	681,161,201	191,318		681,352,519

Short-Term Investments	—	46,115,671	—		46,115,671

Total	$—	$727,276,872	$191,318		$727,468,190

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

For the year ended September 30, 2018, there were no transfers among Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or September 30, 2018:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—		$—	$2,071	$291	$—
Home Construction	12		25,661	—	(25,661)	—
Non-Agency Commercial Mortgage-Backed Securities	939,675		—	—	(4,675)	—
Loan Participations
ABS Other	—		27	158	6,593	497,937
Other Investments
Aircraft ABS	1,853,562		—	—	(956,679)	—
Common Stocks
Media	23,855		—	—	—	—
Oil, Gas & Consumable Fuels	154,523		—	(498,121)	592,218	—
Warrants	—	(a)	—	—	—	—

Total	$2,971,627		$25,688	$(495,892)	$(387,913)	$497,937

95  |

Notes to Financial Statements (continued)

September 30, 2018

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(28,719)	$27,040	$—	$683	$291
Home Construction	—	—	—	12	(25,661)
Non-Agency Commercial Mortgage-Backed Securities	(935,000)	—	—	—	—
Loan Participations
ABS Other	(67,700)	—	—	437,015	6,593
Other Investments
Aircraft ABS	—	—	—	896,883	(956,679)
Common Stocks
Media	—	—	(23,855)	—	—
Oil, Gas & Consumable Fuels	(149,396)	—	(99,224)	—	—
Warrants	—	—	—	—	—

Total	$(1,180,815)	$27,040	$(123,079)	$1,334,593	$(975,456)

(a)	Includes a security fair valued at zero using Level 3 inputs that expired as worthless during period.

A debt security valued at $27,040 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Common stocks valued at $123,079 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund. At September 30, 2018, these

|  96

Notes to Financial Statements (continued)

September 30, 2018

securities were valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Home Equity	$—	$—	$(15)	$(222)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
ABS Home Equity	$(3,542)	$18,609	$—	$14,830	$(222)

A debt security valued at $18,609 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

97  |

Notes to Financial Statements (continued)

September 30, 2018

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Collateralized Mortgage Obligations	$274,554	$—	$(148)	$850	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Collateralized Mortgage Obligations	$(83,938)	$—	$—	$191,318	$(506)

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts and futures contracts, respectively.

High Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2018, High Income Fund engaged in forward foreign currency transactions for hedging purposes.

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to

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Notes to Financial Statements (continued)

September 30, 2018

hedge against changes in interest rates and to manage its duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2018, Intermediate Duration Bond Fund used futures contracts for hedging purposes and to manage duration.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2018, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives Foreign exchange contracts	$142,661

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives Foreign exchange contracts	$(57,977)

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(165,859)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$84,684

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2018, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives Interest rate contracts	$(124,712)

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Notes to Financial Statements (continued)

September 30, 2018

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2018, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(359,501)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(21,437)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2018:

High Income Fund	Forwards
Average Notional Amount Outstanding	1.87%
Highest Notional Amount Outstanding	4.31%
Lowest Notional Amount Outstanding	0.95%
Notional Amount Outstanding as of September 30, 2018	2.80%

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	6.88%
Highest Notional Amount Outstanding	12.47%
Lowest Notional Amount Outstanding	4.93%
Notional Amount Outstanding as of September 30, 2018	12.37%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA

|  100

Notes to Financial Statements (continued)

September 30, 2018

agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2018, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

High Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$126,332	$—	$126,332	$(126,332)	$—
Goldman Sachs & Co.	12,728	(12,728)	—	—	—
HSBC Bank USA	3,601	—	3,601	—	3,601

	$142,661	$(12,728)	$129,933	$(126,332)	$3,601

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Goldman Sachs & Co.	$(57,977)	$12,728	$(45,249)	$—	$(45,249)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

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Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2018:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$142,661	$3,601
Intermediate Duration Bond Fund	145,018	145,018

Net loss amount reflects cash received as collateral for High Income Fund of $270,000.

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5.  Purchases and Sales of Securities.  For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$15,060,563	$8,296,030	$76,837,448	$81,495,859
Intermediate Duration Bond Fund	91,116,861	116,365,077	176,274,235	160,832,425
Limited Term Government and Agency Fund	986,892,701	942,154,700	53,253,728	104,790,844

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
High Income Fund	0.6000%	0.6000%	0.6000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2019, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended September 30, 2018 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
High Income Fund	1.05%	1.80%	0.75%	0.80%
Intermediate Duration Bond Fund	0.65%	1.40%	—	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
High Income Fund	$1,042,957	$190,092	$852,865	0.60%	0.49%
Intermediate Duration Bond Fund	442,379	94,365	348,014	0.25%	0.20%
Limited Term Government and Agency Fund	2,613,773	—	2,613,773	0.37%	0.37%

For the year ended September 30, 2018, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Limited Term Government and Agency Fund	$6,432	$478	$—	$5,647	$12,557

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2019.

No expenses were recovered for any of the Funds during the year ended September 30, 2018 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

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b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
High Income Fund	$73,200	$22,588	$67,762
Intermediate Duration Bond Fund	50,567	5,356	16,069
Limited Term Government and Agency Fund	803,275	82,753	248,259

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

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Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

For the year ended September 30, 2018, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$76,503
Intermediate Duration Bond Fund	77,895
Limited Term Government and Agency Fund	312,980

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$180,154
Intermediate Duration Bond Fund	90,313
Limited Term Government and Agency Fund	346,984

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Notes to Financial Statements (continued)

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As of September 30, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$1,142
Limited Term Government and Agency Fund	11,397

As of September 30, 2018, Natixis Distribution owes the High Income Fund $3,341 for overpayments of sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as receivable from distributor).

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2018 were as follows:

Fund	Commissions
High Income Fund	$2,275
Intermediate Duration Bond Fund	88
Limited Term Government and Agency Fund	20,543

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that

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takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2018, the percentage of each Fund’s net assets owned by affiliates is as follows:

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	1.16%
Natixis Advisors	less than 0.01%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.23%
Natixis Sustainable Future 2015 Fund	0.08%
Natixis Sustainable Future 2020 Fund	0.07%
Natixis Sustainable Future 2025 Fund	0.05%
Natixis Sustainable Future 2030 Fund	0.03%
Natixis Sustainable Future 2035 Fund	0.02%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%
Natixis Sustainable Future 2050 Fund	less than 0.01%
Natixis Sustainable Future 2055 Fund	less than 0.01%
Natixis Sustainable Future 2060 Fund	less than 0.01%

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Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the High Income Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2019 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2018, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
High Income Fund	$195
Limited Term Government and Agency Fund	298

i.  Payment by Affiliates.  For the year ended September 30, 2018, Loomis Sayles reimbursed Intermediate Duration Bond Fund $452, High Income Fund $4,468 and Limited Term Government and Agency Fund $9,370 in connection with trading errors.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Duration Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended September 30, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
High Income Fund	$35,697	$10,941	$195	$158,208
Limited Term Government and Agency Fund	284,075	29,226	298	313,177

8.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank and Trust. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000

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limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2018, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2018, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership

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Notes to Financial Statements (continued)

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of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	1	6.07%
Intermediate Duration Bond Fund	2	15.75%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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11.  Capital Shares.   Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017(a)
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,898,245	$8,166,854	2,869,491	$12,272,049
Issued in connection with the reinvestment of distributions	243,140	1,040,786	306,554	1,311,455
Redeemed	(3,771,177)	(16,210,208)	(3,623,241)	(15,504,179)

Net change	(1,629,792)	$(7,002,568)	(447,196)	$(1,920,675)

Class C
Issued from the sale of shares	122,450	$527,966	471,847	$2,010,717
Issued in connection with the reinvestment of distributions	61,116	262,711	88,277	378,228
Redeemed	(1,279,539)	(5,486,771)	(897,288)	(3,849,291)

Net change	(1,095,973)	$(4,696,094)	(337,164)	$(1,460,346)

Class N
Issued from the sale of shares	2,698,050	$11,518,120	240	$1,001
Issued in connection with the reinvestment of distributions	61,394	259,688	10	41
Redeemed	(325,438)	(1,383,775)	—	—

Net change	2,434,006	$10,394,033	250	$1,042

Class Y
Issued from the sale of shares	9,865,696	$42,237,402	9,715,068	$41,499,158
Issued in connection with the reinvestment of distributions	1,120,509	4,782,844	1,184,729	5,054,088
Redeemed	(11,587,593)	(49,564,049)	(10,799,917)	(45,851,330)

Net change	(601,388)	$(2,543,803)	99,880	$701,916

Increase (decrease) from capital share transactions	(893,147)	$(3,848,432)	(684,230)	$(2,678,063)

(a)	From commencement of operations on November 30, 2016 through September 30, 2017 for Class N shares.

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11.  Capital Shares (continued).

	Year Ended September 30, 2018		Year Ended September 30, 2017
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	419,513	$4,226,997	495,534	$5,098,171
Issued in connection with the reinvestment of distributions	44,777	451,282	51,612	528,641
Redeemed	(664,405)	(6,691,192)	(263,005)	(2,708,601)

Net change	(200,115)	$(2,012,913)	284,141	$2,918,211

Class C
Issued from the sale of shares	244	$3,933	14,097	$144,076
Issued in connection with the reinvestment of distributions	3,007	30,450	5,796	59,316
Redeemed	(316,184)	(3,174,018)	—	—

Net change	(312,933)	$(3,139,635)	19,893	$203,392

Class Y
Issued from the sale of shares	3,847,881	$38,930,563	6,045,802	$62,224,245
Issued in connection with the reinvestment of distributions	331,230	3,335,145	342,222	3,505,355
Redeemed	(4,349,784)	(43,786,379)	(4,606,062)	(47,400,228)

Net change	(170,673)	$(1,520,671)	1,781,962	$18,329,372

Increase (decrease) from capital share transactions	(683,721)	$(6,673,219)	2,085,996	$21,450,975

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11.  Capital Shares (continued).

	Year Ended September 30, 2018		Year Ended September 30, 2017(a)
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,514,333	$95,199,331	3,991,528	$45,399,327
Issued in connection with the reinvestment of distributions	415,392	4,644,926	454,875	5,170,894
Redeemed	(9,012,064)	(100,870,225)	(13,213,781)	(150,164,121)

Net change	(82,339)	$(1,025,968)	(8,767,378)	$(99,593,900)

Class C
Issued from the sale of shares	404,620	$4,537,413	757,506	$8,626,416
Issued in connection with the reinvestment of distributions	25,353	283,986	29,711	337,959
Redeemed	(2,149,966)	(24,060,145)	(3,304,176)	(37,593,668)

Net change	(1,719,993)	$(19,238,746)	(2,516,959)	$(28,629,293)

Class N
Issued from the sale of shares	707,393	$7,898,516	166,111	$1,892,253
Issued in connection with the reinvestment of distributions	4,698	52,619	1,700	19,353
Redeemed	(593,846)	(6,627,527)	(527)	(5,984)

Net change	118,245	$1,323,608	167,284	$1,905,622

Class Y
Issued from the sale of shares	15,567,203	$174,641,549	13,725,909	$156,563,024
Issued in connection with the reinvestment of distributions	509,058	5,709,282	431,654	4,921,367
Redeemed	(14,832,325)	(166,390,937)	(18,111,061)	(206,644,972)

Net change	1,243,936	$13,959,894	(3,953,498)	$(45,160,581)

Increase (decrease) from capital share transactions	(440,151)	$(4,981,212)	(15,070,551)	$(171,478,152)

(a)	From commencement of operations on February 1, 2017 through September 30, 2017 for Class N shares.

12.  Subsequent Event.  On October 5, 2018, the Board of Trustees approved a change to the fiscal year end of High Income Fund from September 30 to December 31.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

115  |

Report of Independent Registered Public Accounting Firm

September 30, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

|  116

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income	1.67%

Qualified Dividend Income.  For the fiscal year ended September 30, 2018, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income

117  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

|  118

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

119  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

121  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust, Loomis Sayles Funds I and Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

123  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  124

Annual Report

September 30, 2018

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Strategic Income Fund

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	LIGRX
Daniel J. Fuss, CFA®, CIC	Class C	LGBCX
Brian P. Kennedy	Class N	LGBNX
Elaine M. Stokes	Class Y	LSIIX
Loomis, Sayles & Company, L.P.	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the United States from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength minimized returns for emerging market debt investors.

1  |

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned 0.43%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned -1.37%.

Explanation of Fund Performance

The Fund’s out-of-benchmark exposure to high yield corporate credit contributed positively to relative return, with basic industry, energy and finance holdings the strongest performers. A below-benchmark stance with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) had a positive impact on relative return in a rising rate environment. Finally, issuer selection within investment grade corporate credit added to performance, most notably within the banking, basic industry and communications segments.

On the downside, an allocation to non-US-dollar-denominated issues had a negative impact on relative performance. Holdings denominated in the New Zealand dollar and Canadian dollar were the worst performers within the sector.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While ongoing trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that

|  2

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

Investment Changes

Effective November 1, 2018, the Fund’s principal investment strategies will be amended and the Fund’s fiscal year end will change from September 30 to December 31. The Fund will no longer invest in non-US-dollar-denominated bonds or equity securities, among other changes. These changes are intended to eliminate the volatility associated with currency and equity allocations and address the variability of the Fund’s monthly ordinary income distributions. Additionally, Dan Fuss will no longer serve as a co-portfolio manager of the Fund. Matt Eagan, Brian Kennedy, and Elaine Stokes will continue to manage the Fund, representing over 50 years of combined investment experience.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2008 through September 30, 2018

3  |

Average Annual Total Returns — September 30, 20184

					Expense Ratios[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/31/96)
NAV	0.43%	2.85%	6.27%	—%	0.57%	0.53%

Class A (Inception 12/31/96)
NAV	0.19	2.59	6.00	—	0.82	0.78
With 4.25% Maximum Sales Charge	-4.05	1.71	5.54	—

Class C (Inception 9/12/03)
NAV	-0.53	1.83	5.22	—	1.57	1.53
With CDSC[2]	-1.50	1.83	5.22	—

Class N (Inception 2/1/13)
NAV	0.50	2.96	—	2.44	0.48	0.48

Admin Class (Inception 2/1/10)[1]
NAV	-0.07	2.35	5.73	—	1.03	1.03

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[3]	-1.37	2.23	3.95	1.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Bond Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/20. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  4

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A	NEFZX
Daniel J. Fuss, CFA®, CIC	Class C	NECZX
Brian P. Kennedy	Class N	NEZNX
Elaine M. Stokes	Class Y	NEZYX
Loomis, Sayles & Company, L.P.	Admin Class	NEZAX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

Healthy economic indicators, including strong gross domestic product growth and low unemployment, characterized the 12 months ending September 30, 2018. Inflation was generally stable, trending close to the Federal Reserve’s (Fed’s) 2% target rate. Bolstered by these factors, the Fed met expectations and undertook a steady pace of rate increases. This contributed to US interest rates remaining well ahead of those of other developed economies, where monetary policies were more accommodative. Against this backdrop, ongoing US trade negotiations, particularly with China, and other geopolitical issues represented a developing risk.

US interest rates moved higher during the period, especially along the shorter end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum). US Treasuries with maturities along the short end of the curve showed more modest losses than those with longer maturities, where declines were fairly steep.

Investment grade corporate bonds posted negative returns, though they outperformed Treasuries of similar duration (price sensitivity to interest rate changes). Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) generally widened and the sector’s relatively longer duration weighed on returns as yields rose.

High yield corporate bonds posted positive returns, supported by investor demand for income and relatively shorter duration. Notably, gains in the CCC-rated tier of the market made it the top-performing quality tier by a significant margin.

Despite some upward movement in yields, several developed economy government bond markets remained at a disadvantage relative to the United States from an income-generating perspective. The US dollar posted strong performance relative to other developed and emerging market currencies, particularly in the latter half of the period. US dollar strength minimized returns for emerging market debt investors.

5  |

Performance Results

For the 12 months ended September 30, 2018, Class Y shares of the Loomis Sayles Strategic Income Fund returned 1.66%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.22%.

Explanation of Fund Performance

The Fund’s allocation to high yield corporate credit contributed positively to performance relative to the benchmark, with consumer non-cyclical, electric and energy names bolstering return. A below-benchmark stance with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) also had a positive impact on relative return. Finally, exposure to convertible securities added to relative performance, with energy and insurance holdings the leading contributors.

On the downside, an allocation to non-US-dollar-denominated issues had a negative impact on relative performance. Holdings denominated in the New Zealand dollar and Brazilian real were the worst performers within the sector.

Outlook

Our key investment themes are centered on our outlook for steady growth and inflation conditions. While going trade negotiations raise uncertainty about global growth and pose a risk to our outlook, indicators in the United States, including manufacturing activity, business and consumer sentiment, spending, and employment, remain positive for the US economy. This leads us to expect modest improvement in US GDP growth over the next year and relatively stable inflation. Treasury yields have been increasing, and we expect this trend to continue at a modest pace. For this reason, we think it is important to maintain less interest rate sensitivity in the portfolio.

Lower inventories and strong demand have pushed oil prices higher over the past year and raised expectations for higher inflation. We expect inflation to increase at a steady pace that keeps the Fed on its gradual track toward normalizing monetary policy.

We have shifted to a more defensive profile within the portfolio and are holding higher reserves in the form of cash and short-maturity US Treasury debt to maintain flexibility. However, we have maintained our exposure to investment grade and high yield corporate bonds. We believe the environment for risk assets should remain favorable and there is further upside in the credit sectors given the outlook for continued profit growth, earnings growth and the low probability of defaults or economic recession. As we remain in an extended late expansion phase of the credit cycle,1 we continue to be highly selective with a keen focus on undervalued issues that have solid fundamentals.

Anticipated central bank action, election cycles, geopolitical risks and trade policy uncertainty have been shaping the risk profile of the global market. We remain highly selective about our non-US exposure and have generally maintained current allocations to selected developed market and emerging market sovereign and credit positions. We believe the US dollar is likely to be range bound or slightly stronger, which could keep the pressure on emerging market assets.

|  6

LOOMIS SAYLES STRATEGIC INCOME FUND

We believe convertible bonds are still attractive in this late-cycle environment. We are very price sensitive in this sector, but believe it remains supported by strong corporate earnings and a positive US economic backdrop.

We believe the portfolio is well-positioned, with broad diversification, a lower risk profile and substantial liquidity built into its holdings. We are closely monitoring risk factors that may introduce market volatility and intend to use any dislocation as a buying opportunity in areas with supportive fundamentals.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares5

September 30, 2008 through September 30, 2018

7  |

Average Annual Total Returns — September 30, 20185

					Expense Ratios[6]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/1/99)
NAV	1.66%	3.99%	8.21%	—%	0.71%	0.71%

Class A (Inception 5/1/95)
NAV	1.34	3.72	7.93	—	0.96	0.96
With 4.25% Maximum Sales Charge	-2.98	2.82	7.46	—

Class C (Inception 5/1/95)
NAV	0.60	2.94	7.13	—	1.71	1.71
With CDSC[2]	-0.37	2.94	7.13	—

Class N (Inception 2/1/13)
NAV	1.67	4.07	—	4.31	0.63	0.63

Admin Class (Inception 2/1/10)[1]
NAV	1.09	3.47	7.65	—	1.19	1.19

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.22	2.16	3.77	1.71
Bloomberg Barclays U.S. Universal Bond Index[4]	-1.00	2.53	4.22	2.06

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4

The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense caps set to expire on 1/31/19. When a Fund’s expenses are below the cap, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense caps.

|  8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

9  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2018 through September 30, 2018. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,000.10	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00
Class C
Actual	$1,000.00	$996.60	$7.71
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.79
Class N
Actual	$1,000.00	$1,001.50	$2.36
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	$2.38
Class Y
Actual	$1,000.00	$1,002.10	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	$2.74
Admin Class
Actual	$1,000.00	$999.60	$5.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.79%, 1.54%, 0.47%, 0.54% and 1.03% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

11  |

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2018	ENDING ACCOUNT VALUE 9/30/2018	EXPENSES PAID DURING PERIOD* 4/1/2018 – 9/30/2018
Class A
Actual	$1,000.00	$1,010.30	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Class C
Actual	$1,000.00	$1,006.80	$8.60
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.64
Class N
Actual	$1,000.00	$1,012.70	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.91	$3.19
Class Y
Actual	$1,000.00	$1,012.30	$3.58
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60
Admin Class
Actual	$1,000.00	$1,009.10	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12

*

Expenses are equal to the Fund’s annualized expense ratio: 0.96%, 1.71%, 0.63%, 0.71% and 1.21% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of

13  |

funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one year period at its meeting held in June 2018. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

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The Board noted that, through December 31, 2017, each Fund’s one-, three- and five-year performance stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Investment Grade Bond Fund	3%	59%	24%
Loomis Sayles Strategic Income Fund	30%	97%	13%

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; and (3) that the Fund’s performance, although lagging in certain periods, was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various

15  |

funds in the fund family. They noted that all of the Funds included have expense caps in place, and they considered the amounts reimbursed by the Adviser for the Loomis Sayles Investment Grade Bond Fund under its cap. The Trustees also considered that the current expenses for Loomis Sayles Strategic Income Fund were below its cap. The Trustees further noted that management had proposed to reduce the expense cap of the Loomis Sayles Investment Grade Bond Fund and that the Loomis Sayles Strategic Income Fund’s total advisory fee rate was below the median of a peer group of funds.

The Trustees noted that the Loomis Sayles Investment Grade Bond Fund had an advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified such relatively higher advisory fee rate, including: (1) that the advisory fee rate was only 1 basis point above the peer group median; and (2) that management had proposed to further reduce the expense cap of the Fund, which had also been reduced last year.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds had breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. The Trustees considered management’s proposal to reduce the expense cap for Loomis Sayles Investment Grade Bond Fund, which had also been reduced last year. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a

|  16

relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the further reduction in the expense cap for the Loomis Sayles Investment Grade Bond Fund described above, should be continued through June 30, 2019.

17  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 55.9% of Net Assets
Non-Convertible Bonds — 54.1%
	ABS Other — 1.1%
$51,362,940	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(b)(c)	$50,772,266
10,483,054	Trinity Rail Leasing LLC, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	10,880,219
1,712,484	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	1,662,722

		63,315,207

	Aerospace & Defense — 1.9%
1,865,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,890,383
1,455,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	1,484,100
550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	574,095
650,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	754,000
78,795,000	Textron, Inc., 5.950%, 9/21/2021	83,032,108
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	15,380,173

		103,114,859

	Airlines — 1.6%
3,412,100	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	3,484,607
1,959,407	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,891,572
735,000	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	709,053
42,049,022	Continental Airlines Pass Through Certificates, Series 2007-1, Class A, 5.983%, 10/19/2023	44,276,779
1,511,770	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	1,548,747
213,322	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	215,844
403,667	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	424,872
1,119,507	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024(a)	1,226,868
5,973,407	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024(a)	6,562,386
10,784,998	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	11,247,566
14,605,319	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	15,280,815
1,061,219	Virgin Australia Pass Through Certificates, Series 2013-1A, 5.000%, 4/23/2025, 144A	1,082,253

		87,951,362

	Automotive — 0.6%
23,581,000	Cummins, Inc., 5.650%, 3/01/2098	25,136,167
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,119,457
255,000	Ford Motor Co., 6.625%, 2/15/2028	269,211
240,000	Ford Motor Co., 7.500%, 8/01/2026	272,319

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$2,370,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	$2,464,800

		34,261,954

	Banking — 8.1%
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,778,115
84,339,000	Bank of America Corp., 6.110%, 1/29/2037	96,994,042
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	46,276,241
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	98,854
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	25,012,769
25,090,000	Bank of Nova Scotia (The), 2.130%, 6/15/2020, (CAD)	19,234,987
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	16,722,286
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,706,942
22,960,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	15,606,208
22,154,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	19,684,937
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	6,849,605
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	69,727,490
36,745,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	24,396,416
100,000	Keybank NA, 6.950%, 2/01/2028	119,084
3,725,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	3,238,136
1,375,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045	1,391,549
1,845,000	Morgan Stanley, 4.350%, 9/08/2026	1,830,767
30,000,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	21,750,164
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,201,587
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	20,823,114
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	39,156,439
8,638,000	National City Corp., 6.875%, 5/15/2019	8,860,485

		447,460,217

	Brokerage — 1.5%
50,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	51,978,104
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	19,721,804
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	9,489,227

		81,189,135

	Building Materials — 0.6%
1,610,000	Masco Corp., 6.500%, 8/15/2032	1,764,582
3,110,000	Masco Corp., 7.125%, 3/15/2020	3,266,416
2,667,000	Masco Corp., 7.750%, 8/01/2029	3,163,516
23,975,000	Owens Corning, 7.000%, 12/01/2036	27,315,443

		35,509,957

	Cable Satellite — 0.7%
10,790,000	DISH DBS Corp., 5.000%, 3/15/2023	9,791,925
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	14,198,367
13,630,000	Time Warner Cable LLC, 4.125%, 2/15/2021	13,739,449
2,800,000	Time Warner Cable LLC, 4.500%, 9/15/2042	2,389,499

		40,119,240

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — 0.9%
$654,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	$660,540
50,500,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	50,436,875

		51,097,415

	Construction Machinery — 0.1%
6,787,000	Toro Co. (The), 6.625%, 5/01/2037(b)(c)	7,719,993

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,451,253

	Diversified Manufacturing — 0.1%
5,305,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 2.639%, 5/13/2024(d)	5,072,588

	Electric — 1.6%
23,301,726	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	24,899,967
30,430,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	30,584,584
4,491,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	5,427,220
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	14,166,093
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	10,406,934
3,523,869	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A	3,622,335

		89,107,133

	Finance Companies — 4.3%
6,700,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	6,726,371
18,830,000	International Lease Finance Corp., 4.625%, 4/15/2021	19,211,472
62,425(††)	Navient Corp., 6.000%, 12/15/2043	1,388,072
3,885,000	Navient Corp., 6.750%, 6/15/2026	3,836,437
6,730,000	Navient Corp., MTN, 6.125%, 3/25/2024	6,730,000
90,196,000	Navient LLC, 5.500%, 1/25/2023	89,970,510
3,280,000	Navient LLC, MTN, 7.250%, 1/25/2022	3,460,400
22,116,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	18,522,150
7,805,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	7,248,894
6,820,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	6,811,475
16,717,000	Springleaf Finance Corp., 5.250%, 12/15/2019	16,946,859
4,920,000	Springleaf Finance Corp., 6.875%, 3/15/2025	4,907,700
31,883,000	Springleaf Finance Corp., 7.750%, 10/01/2021	34,393,149
16,599,000	Springleaf Finance Corp., 8.250%, 10/01/2023	18,300,397

		238,453,886

	Gaming — 0.1%
3,260,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	3,300,424

	Government Owned – No Guarantee — 0.8%
3,720,000	Abu Dhabi National Energy Co. PJSC, 6.500%, 10/27/2036, 144A	4,451,054
12,575,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	13,657,582
17,435,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	16,559,763
11,555,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	9,359,550
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,205,747

		45,233,696

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Health Insurance — 0.0%
$1,261,000	Cigna Corp., 7.875%, 5/15/2027	$1,552,418

	Healthcare — 0.8%
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	7,960,473
9,385,000	HCA, Inc., 4.500%, 2/15/2027	9,185,569
6,175,000	HCA, Inc., 5.375%, 9/01/2026	6,236,750
4,806,000	HCA, Inc., 7.050%, 12/01/2027	5,154,435
1,592,000	HCA, Inc., 7.500%, 11/06/2033	1,725,537
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,447,162
2,480,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,759,000
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,344,120
1,735,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	1,728,494
4,785,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	4,283,532

		43,825,072

	Home Construction — 0.2%
3,990,000	PulteGroup, Inc., 6.000%, 2/15/2035	3,760,575
3,567,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,424,712
1,615,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,602,888

		8,788,175

	Independent Energy — 1.3%
29,185,000	California Resources Corp., 8.000%, 12/15/2022, 144A	27,871,675
7,335,000	Continental Resources, Inc., 3.800%, 6/01/2024	7,193,155
9,787,000	EQT Corp., 8.125%, 6/01/2019	10,104,910
29,027,000	Noble Energy, Inc., 3.900%, 11/15/2024	28,505,950
400,000	QEP Resources, Inc., 5.250%, 5/01/2023	389,500
235,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	229,713
60,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	62,109

		74,357,012

	Integrated Energy — 0.2%
7,700,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	7,966,695

	Life Insurance — 2.0%
1,475,000	American International Group, Inc., 4.875%, 6/01/2022	1,537,020
600,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(e)	813,453
5,900,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	7,322,416
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	16,588,199
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	11,287,736
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(c)	42,965,771
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(c)	7,819,262
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,338,887
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	19,081,022

		110,753,766

	Local Authorities — 0.5%
37,829,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	27,541,162

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Local Authorities — continued
489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	$480,716

		28,021,878

	Lodging — 1.0%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	54,616,640

	Media Entertainment — 0.4%
4,482,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	6,537,251
358,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	13,549,058
1,365,000	iHeartCommunications, Inc., 9.000%, 12/15/2019(f)	1,027,163
3,635,000	iHeartCommunications, Inc., 9.000%, 3/01/2021(f)	2,708,075

		23,821,547

	Metals & Mining — 1.6%
1,689,997	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(a)(c)(f)(g)(h)	845
430,000	ArcelorMittal, 5.500%, 3/01/2021	446,213
47,920,000	ArcelorMittal, 6.750%, 3/01/2041	54,682,800
19,365,000	ArcelorMittal, 7.000%, 10/15/2039	22,508,955
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	4,121,975
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	4,244,186
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,084,420

		91,089,394

	Midstream — 1.6%
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	680,875
525,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	532,131
3,328,000	Florida Gas Transmission Co. LLC, 7.900%, 5/15/2019, 144A	3,427,071
14,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	15,064,763
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	14,334,212
3,105,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	3,214,762
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	7,841,803
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	104,125
31,311,000	ONEOK Partners LP, 4.900%, 3/15/2025	32,499,418
1,404,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, 6/01/2019	1,448,294
225,000	Plains All American Pipeline LP / PAA Finance Corp., 2.850%, 1/31/2023	213,789
8,405,000	Williams Cos., Inc., 3.350%, 8/15/2022	8,253,570

		87,614,813

	Mortgage Related — 0.0%
15,833	FHLMC, 5.000%, 12/01/2031	16,696
2,052	FNMA, 6.000%, 7/01/2029	2,257

		18,953

	Non-Agency Commercial Mortgage-Backed Securities — 1.0%
11,095,000	Commercial Mortgage Pass Through Certificates, Series 2014-LC15, Class A2, 2.840%, 4/10/2047	11,092,259
4,274,460	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A2, 2.820%, 3/10/2047	4,273,070

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$6,737,114	Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class A2, 2.963%, 8/10/2047	$6,739,033
1,875,481	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	1,449,812
27,000,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)	20,704,703
4,495,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A2, 2.872%, 7/15/2047	4,492,253
1,943,111	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A2, 2.916%, 2/15/2047	1,942,285
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.865%, 3/15/2044, 144A(i)	1,913,730

		52,607,145

	Oil Field Services — 0.1%
5,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	4,768,750

	Paper — 1.4%
363,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	477,175
7,049,000	International Paper Co., 8.700%, 6/15/2038	9,751,485
5,270,000	WestRock MWV LLC, 7.550%, 3/01/2047(b)(c)	6,758,379
4,273,000	WestRock MWV LLC, 8.200%, 1/15/2030	5,548,949
26,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	31,715,830
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	7,681,677
13,539,000	Weyerhaeuser Co., 7.375%, 3/15/2032	17,123,700

		79,057,195

	Property & Casualty Insurance — 0.2%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,910,173
1,889,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.599%, 1/15/2033, 144A(d)(j)	1,159,374
5,725,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	5,996,937
2,212,000	XLIT Ltd., 6.250%, 5/15/2027	2,508,639

		12,575,123

	Railroads — 0.2%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	10,054,625

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	7,112,130

	REITs – Single Tenant — 0.2%
8,690,000	Realty Income Corp., 5.750%, 1/15/2021	9,085,914

	Retailers — 0.5%
1,255,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	1,248,725
5,979,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	2,391,600
5,446,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,069,480
10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,245,440
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,639,781

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$3,755,000	PVH Corp., 7.750%, 11/15/2023	$4,280,700

		29,875,726

	Supermarkets — 0.3%
4,510,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	4,335,237
1,120,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	1,217,921
6,765,000	New Albertsons LP, 7.450%, 8/01/2029	5,581,125
7,640,000	New Albertsons LP, 8.000%, 5/01/2031	6,494,000
1,054,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	798,405

		18,426,688

	Supranational — 0.1%
9,640,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	7,430,054

	Technology — 0.4%
16,735,000	KLA-Tencor Corp., 5.650%, 11/01/2034	17,739,512
1,410,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	1,596,712

		19,336,224

	Treasuries — 11.9%
132,000,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	99,412,101
61,795,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)	47,720,389
391,985,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	3,218,835
1,195,394,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	9,408,399
2,755,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	14,404,348
2,965,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	15,416,606
7,555,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	40,764,057
1,925,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	10,672,054
23,970,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	141,960,192
36,850,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	24,791,753
290,574,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	38,005,348
416,760,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	52,405,736
43,590,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	10,496,657
23,848,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	6,192,963
150,000,000	U.S. Treasury Note, 1.250%, 6/30/2019	148,570,313

		663,439,751

	Wireless — 0.7%
559,910,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	27,424,340
58,200,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	2,721,368
6,373,000	Sprint Capital Corp., 6.875%, 11/15/2028	6,404,865
612,000	Sprint Capital Corp., 8.750%, 3/15/2032	688,500
1,609,000	Sprint Communications, Inc., 6.000%, 11/15/2022	1,641,180
985,000	Sprint Corp., 7.125%, 6/15/2024	1,021,938

		39,902,191

	Wirelines — 3.2%
61,415,000	AT&T, Inc., 4.300%, 2/15/2030, 144A	59,062,632
406,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, (CAD)	412,221

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$2,936,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	$2,940,932
4,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	4,790,899
2,738,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,443,665
2,710,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	2,811,625
195,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	182,325
14,475,000	Embarq Corp., 7.995%, 6/01/2036	14,475,000
910,000	Frontier Communications Corp., 7.125%, 1/15/2023	643,825
265,000	Frontier Communications Corp., 7.875%, 1/15/2027	155,025
455,000	Frontier Communications Corp., 9.000%, 8/15/2031	288,925
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,554,711
4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,517,444
2,694,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	2,502,052
12,308,000	Qwest Corp., 6.875%, 9/15/2033	12,239,697
9,077,000	Qwest Corp., 7.250%, 9/15/2025	9,792,652
2,490,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,371,725
5,775,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	5,659,500
4,100,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	6,016,273
9,100,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	13,697,373
31,293,000	Verizon Communications, Inc., 4.329%, 9/21/2028, 144A	31,451,030

		179,009,531

	Total Non-Convertible Bonds (Identified Cost $3,072,836,919)	3,006,465,729

Convertible Bonds — 1.5%
	Cable Satellite — 0.2%
9,050,000	DISH Network Corp., 2.375%, 3/15/2024	8,021,323
6,190,000	DISH Network Corp., 3.375%, 8/15/2026	5,903,811

		13,925,134

	Finance Companies — 0.1%
3,905,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	5,437,986

	REITs – Mortgage — 0.2%
8,710,000	iStar, Inc., 3.125%, 9/15/2022, 144A	8,467,305

	Technology — 1.0%
46,000,000	Booking Holdings, Inc., 0.900%, 9/15/2021	54,576,608
337,678	Liberty Interactive LLC, 3.500%, 1/15/2031	438,766

		55,015,374

	Total Convertible Bonds (Identified Cost $71,527,508)	82,845,799

Municipals — 0.3%
	Illinois — 0.2%
9,150,000	State of Illinois, 5.100%, 6/01/2033	8,781,712

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Michigan — 0.0%
$1,660,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	$1,681,630

	Virginia — 0.1%
7,705,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	7,637,967

	Total Municipals (Identified Cost $16,412,481)	18,101,309

	Total Bonds and Notes (Identified Cost $3,160,776,908)	3,107,412,837

Shares
Common Stocks — 0.7%
	Automobiles — 0.7%
4,063,816	Ford Motor Co. (Identified Cost $34,826,997)	37,590,298

Preferred Stocks — 0.1%
	Independent Energy — 0.1%
43,031	Chesapeake Energy Corp., 5.000% (Identified Cost $3,673,619)	2,652,000

Principal Amount (‡)
Short-Term Investments — 36.0%
$25,000,000	Federal Home Loan Bank Discount Notes, 1.955%, 10/10/2018(k)	24,986,800
106,313,572	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $106,325,089 on 10/01/2018 collateralized by $61,345,000 Federal Home Loan Mortgage Corp., 3.750% due 3/27/2019 valued at $61,745,828; $47,065,000 Federal Home Loan Mortgage Corp., 1.250% due 10/02/2019 valued at $46,696,387 including accrued interest (Note 2 of Notes to Financial Statements)	106,313,572
125,000,000	U.S. Treasury Bills, 1.969% - 1.985%, 11/01/2018(k)(l)	124,777,995
300,000,000	U.S. Treasury Bills, 1.995%, 11/08/2018(k)	299,344,500
25,000,000	U.S. Treasury Bills, 2.030%, 11/15/2018(k)	24,934,961
200,000,000	U.S. Treasury Bills, 2.060%, 11/29/2018(k)	199,304,292
267,820,000	U.S. Treasury Bills, 2.075%, 10/18/2018(k)	267,558,522
400,000,000	U.S. Treasury Bills, 2.080% - 2.086%, 12/06/2018(k)(l)	398,439,832
350,000,000	U.S. Treasury Bills, 2.118%, 12/20/2018(k)	348,344,304
32,180,000	U.S. Treasury Bills, 2.140%, 12/27/2018(k)	32,012,604

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Short-Term Investments — (continued)
$180,000,000	U.S. Treasury Bills, 2.160% - 2.200%, 04/25/2019(k)(l)	$177,587,224

	Total Short-Term Investments (Identified Cost $2,003,856,102)	2,003,604,606

	Total Investments — 92.7% (Identified Cost $5,203,133,626)	5,151,259,741
	Other assets less liabilities — 7.3%	407,315,550

	Net Assets — 100.0%	$5,558,575,291

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $116,035,671 or 2.1% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Illiquid security. (Unaudited)
(d)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(e)	Perpetual bond with no specified maturity date.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(h)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of this security amounted to $845 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(i)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(j)	Non-income producing security.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $635,804,314 or 11.4% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Investment Grade Bond Fund – (continued)

FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
PJSC	Private Joint-Stock Company
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2018

Treasuries	11.9%
Banking	8.1
Finance Companies	4.4
Wirelines	3.2
Life Insurance	2.0
Other Investments, less than 2% each	27.1
Short-Term Investments	36.0

Total Investments	92.7
Other assets less liabilities	7.3

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	79.2%
Mexican Peso	4.8
Canadian Dollar	3.7
Other, less than 2% each	5.0

Total Investments	92.7
Other assets less liabilities	7.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 69.6% of Net Assets
Non-Convertible Bonds — 63.7%
	ABS Other — 0.3%
$22,378,976	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)(d)	$17,108,727
8,984,885	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)(d)	3,571,492
42,000,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(c)(d)(e)	—
9,440,756	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(d)(f)	8,953,489

		29,633,708

	Aerospace & Defense — 1.0%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	492,645
10,225,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	10,364,162
3,145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,207,900
9,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	9,995,525
8,815,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	10,225,400
5,310,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 4.049%, 2/15/2067, 144A(g)	4,632,975
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024	25,113,568
17,765,000	TransDigm, Inc., 6.500%, 5/15/2025	18,098,094

		82,130,269

	Airlines — 2.8%
130,040,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	131,828,050
10,946,717	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	10,886,401
1,959,407	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,891,572
1,963,081	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	2,011,098
1,936,054	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	1,974,427
930	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	973
240,530	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	253,166
445,691	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA Insured), 6.264%, 5/20/2023(a)	455,986
32,758,234	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	32,923,008
4,858,893	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	5,065,396
48,950,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	49,684,250
1,464,426	Virgin Australia Pass Through Certificates, Series 2013-1B, 6.000%, 4/23/2022, 144A	1,485,616
1,032,606	Virgin Australia Pass Through Certificates, Series 2013-1C, 7.125%, 10/23/2018, 144A	1,027,752

		239,487,695

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 0.4%
$1,210,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	$1,141,938
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,287,991
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,526,120
4,795,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	4,405,406
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,176,080
26,055,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	23,058,675

		36,596,210

	Banking — 4.9%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	7,267,500
983,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	922,634
265,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	261,963
7,045,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	6,876,145
10,000,000	Bank of Nova Scotia (The), 2.462%, 3/14/2019, (CAD)	7,754,268
36,445,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	24,772,136
3,450,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	3,430,387
2,165,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,923,711
25,000,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	19,549,026
19,245,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	17,366,411
45,620,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	30,288,869
36,195,000	Morgan Stanley, 4.350%, 9/08/2026	35,915,773
35,325,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	25,610,818
185,000,000	Morgan Stanley, GMTN, 5.000%, 9/30/2021, (AUD)	141,107,912
46,735,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	47,024,317
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	11,241,373
53,095,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	41,122,368

		422,435,611

	Brokerage — 1.3%
3,325,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	3,341,625
1,675,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	1,624,750
22,540,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	23,047,150
43,025,000	Jefferies Group LLC, 5.125%, 1/20/2023	44,486,929
20,010,000	Jefferies Group LLC, 6.250%, 1/15/2036	20,239,681
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	16,481,574

		109,221,709

	Building Materials — 0.3%
5,565,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	5,314,575
1,859,000	Masco Corp., 6.500%, 8/15/2032	2,037,490
195,000	Masco Corp., 7.125%, 3/15/2020	204,807
1,226,000	Masco Corp., 7.750%, 8/01/2029	1,454,245
10,800,000	Owens Corning, 7.000%, 12/01/2036	12,304,767

		21,315,884

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — 1.3%
$850,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	$851,318
975,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	967,687
3,315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	3,368,869
4,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	4,321,850
17,880,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	17,030,700
17,679,000	DISH DBS Corp., 5.875%, 11/15/2024	15,844,804
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	20,120,723
4,835,000	Time Warner Cable LLC, 4.500%, 9/15/2042	4,126,153
135,000	Time Warner Cable LLC, 5.875%, 11/15/2040	136,298
11,275,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	9,016,246
7,000,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	7,004,760
20,300,000	VTR Finance BV, 6.875%, 1/15/2024, 144A	20,655,250
5,165,000	Ziggo BV, 5.500%, 1/15/2027, 144A	4,846,061

		108,290,719

	Chemicals — 2.0%
19,810,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	20,602,400
3,416,000	Chemours Co. (The), 6.625%, 5/15/2023	3,568,319
18,254,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	18,436,540
26,164,000	Hexion, Inc., 7.875%, 2/15/2023(d)(f)	20,931,200
8,757,000	Hexion, Inc., 9.200%, 3/15/2021(d)(f)	7,093,170
16,660,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	13,841,628
90,205,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	90,092,244
885,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	882,787

		175,448,288

	Construction Machinery — 0.1%
1,310,000	United Rentals North America, Inc., 4.875%, 1/15/2028	1,228,125
5,105,000	United Rentals North America, Inc., 5.750%, 11/15/2024	5,252,024

		6,480,149

	Consumer Cyclical Services — 0.1%
5,500,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	5,781,875

	Consumer Products — 0.1%
11,880,000	Avon Products, Inc., 8.950%, 3/15/2043	10,632,600

	Electric — 1.0%
5,093,000	AES Corp. (The), 4.875%, 5/15/2023	5,137,564
9,371,000	AES Corp. (The), 5.500%, 4/15/2025	9,597,591
31,888,312	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	34,075,497
29,959,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	30,111,192
3,570,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	4,314,222
5,991,000	Vistra Energy Corp., 7.625%, 11/01/2024	6,447,814

		89,683,880

	Finance Companies — 3.4%
9,075,000	iStar, Inc., 5.000%, 7/01/2019	9,090,201
2,260,000	Navient Corp., 5.875%, 10/25/2024	2,214,800
109,950(††)	Navient Corp., 6.000%, 12/15/2043	2,444,830

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$30,265,000	Navient Corp., MTN, 6.125%, 3/25/2024	$30,265,000
22,945,000	Navient LLC, 5.500%, 1/25/2023	22,887,638
7,780,000	Navient LLC, MTN, 5.500%, 1/15/2019	7,818,900
6,490,000	Navient LLC, MTN, 7.250%, 1/25/2022	6,846,950
50,910,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033	42,637,125
45,875,000	Springleaf Finance Corp., 5.250%, 12/15/2019	46,505,781
23,115,000	Springleaf Finance Corp., 6.875%, 3/15/2025	23,057,212
4,075,000	Springleaf Finance Corp., 7.125%, 3/15/2026	4,054,625
26,970,000	Springleaf Finance Corp., 7.750%, 10/01/2021	29,093,348
55,015,000	Springleaf Finance Corp., 8.250%, 10/01/2023	60,654,037

		287,570,447

	Gaming — 0.1%
5,475,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	5,542,890

	Government Owned – No Guarantee — 0.8%
22,160,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	24,067,754
21,145,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	20,083,521
30,955,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	25,073,550

		69,224,825

	Healthcare — 3.2%
40,686,000	HCA, Inc., 5.875%, 5/01/2023	42,923,730
14,620,000	HCA, Inc., 7.050%, 12/01/2027	15,679,950
20,447,000	HCA, Inc., 7.500%, 12/15/2023	22,491,700
24,215,000	HCA, Inc., 7.500%, 11/06/2033	26,246,154
14,056,000	HCA, Inc., 7.690%, 6/15/2025	15,707,580
32,745,000	HCA, Inc., 8.360%, 4/15/2024	37,247,437
10,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	12,031,688
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	10,346,280
955,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	950,865
18,365,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	18,089,525
37,980,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	37,837,575
35,329,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	31,626,521
1,015,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	1,059,406
990,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,043,262

		273,281,673

	Home Construction — 0.9%
151,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	148,735
13,360,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	11,935,423
47,260,000	PulteGroup, Inc., 6.000%, 2/15/2035	44,542,550
13,190,000	PulteGroup, Inc., 6.375%, 5/15/2033	12,663,851
10,305,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/2019	10,356,525
195,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	193,538

		79,840,622

	Independent Energy — 4.3%
595,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	572,757
540,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	494,602

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$4,810,000	Antero Resources Corp., 5.625%, 6/01/2023	$4,924,237
18,736,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	21,078,000
8,145,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	8,022,825
8,225,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	7,854,875
17,375,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A(d)(f)	10,642,187
8,645,000	California Resources Corp., 5.500%, 9/15/2021	7,962,909
1,188,000	California Resources Corp., 6.000%, 11/15/2024	1,009,800
50,620,000	California Resources Corp., 8.000%, 12/15/2022, 144A	48,342,100
1,310,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,272,338
55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	57,613
21,335,000	Chesapeake Energy Corp., 8.000%, 1/15/2025	22,001,719
39,020,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	39,800,400
15,215,000	Continental Resources, Inc., 3.800%, 6/01/2024	14,920,771
5,450,000	Continental Resources, Inc., 4.500%, 4/15/2023	5,545,931
440,000	Continental Resources, Inc., 5.000%, 9/15/2022	446,380
19,290,000	Eclipse Resources Corp., 8.875%, 7/15/2023	19,627,575
1,567,000	Halcon Resources Corp., 6.750%, 2/15/2025	1,504,320
15,580,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A	17,099,050
180,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	163,800
12,740,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	11,625,250
1,065,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	1,083,638
7,170,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	7,296,909
2,055,000	QEP Resources, Inc., 5.250%, 5/01/2023	2,001,056
18,400,000	Rex Energy Corp., 8.000%, 10/01/2020(h)	4,968,000
17,908,000	Sanchez Energy Corp., 6.125%, 1/15/2023	10,207,560
9,520,000	Sanchez Energy Corp., 7.750%, 6/15/2021	6,664,000
8,241,000	SM Energy Co., 5.000%, 1/15/2024	8,024,674
15,904,000	SM Energy Co., 6.125%, 11/15/2022	16,381,120
1,110,000	Southwestern Energy Co., 6.200%, 1/23/2025	1,101,675
14,955,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	14,618,512
19,960,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	20,459,000
3,550,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	3,674,782
21,785,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	22,656,400

		364,106,765

	Life Insurance — 0.7%
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	16,588,199
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(d)(f)	31,928,194
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(d)(f)	10,830,407

		59,346,800

	Local Authorities — 0.8%
95,480,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	72,043,034

	Media Entertainment — 1.2%
1,000,000	Clear Channel Worldwide Holdings, Inc., Series B, 7.625%, 3/15/2020	1,002,500
111,590,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	4,223,295
16,770,000	iHeartCommunications, Inc., 9.000%, 12/15/2019(h)	12,619,425

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — continued
$47,480,000	iHeartCommunications, Inc., 9.000%, 3/01/2021(h)	$35,372,600
33,370,000	iHeartCommunications, Inc., 9.000%, 9/15/2022(h)	25,152,637
7,180,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	7,269,750
17,950,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	18,129,500

		103,769,707

	Metals & Mining — 1.1%
8,202,122	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(a)(b)(d)(h)(i)	4,101
2,000,000	AK Steel Corp., 7.625%, 10/01/2021	2,037,500
25,271,000	ArcelorMittal, 6.750%, 3/01/2041	28,837,418
8,705,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	9,664,273
12,315,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	12,053,306
1,810,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,717,238
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	12,647,921
11,719,000	United States Steel Corp., 6.650%, 6/01/2037	10,473,856
2,655,000	United States Steel Corp., 7.375%, 4/01/2020	2,777,794
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	10,391,212

		90,604,619

	Midstream — 0.5%
8,935,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	9,412,843
13,667,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	12,812,813
882,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	898,493
8,125,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	8,125,000
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	618,625
11,820,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(j)	11,738,915

		43,606,689

	Non-Agency Commercial Mortgage-Backed Securities — 0.1%
2,317,295	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.977%, 8/10/2045(k)	2,347,852
3,442,205	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	2,660,943

		5,008,795

	Oil Field Services — 2.6%
11,165,000	Ensco PLC, 7.750%, 2/01/2026	11,081,263
7,120,000	Global Marine, Inc., 7.000%, 6/01/2028	7,155,600
12,610,000	Noble Holding International Ltd., 7.750%, 1/15/2024	12,515,425
19,385,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	20,111,937
18,385,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	16,151,958
12,020,000	Precision Drilling Corp., 5.250%, 11/15/2024	11,527,180
474,543	Precision Drilling Corp., 6.500%, 12/15/2021	481,661
2,080,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	2,145,000
75,824,250	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	77,151,174
39,300,000	Transocean, Inc., 5.800%, 10/15/2022	39,152,625
28,580,000	Transocean, Inc., 6.800%, 3/15/2038	24,721,700

		222,195,523

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Paper — 0.5%
$15,225,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	$20,013,757
4,865,000	WestRock MWV LLC, 7.950%, 2/15/2031	6,281,614
8,750,000	WestRock MWV LLC, 8.200%, 1/15/2030	11,362,814
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,330,036

		40,988,221

	Property & Casualty Insurance — 0.6%
12,510,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.599%, 1/15/2033, 144A(e)(g)	7,678,013
25,465,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	26,674,587
17,870,000	XL Group PLC, 3-month LIBOR + 2.458%, 4.797%(g)(j)	17,613,119

		51,965,719

	Retailers — 0.7%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,487,160
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,655,955
5,110,000	Foot Locker, Inc., 8.500%, 1/15/2022	5,761,525
7,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	6,265
27,224,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	10,889,600
2,510,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	953,800
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	13,187,903
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,819,470
17,163,000	TRU Taj LLC/TRU Taj Finance, Inc., 11.000%, 1/22/2019, 144A	17,578,344

		60,340,022

	Supermarkets — 1.9%
11,495,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	10,345,500
9,465,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	9,098,231
87,475,000	New Albertsons LP, 7.450%, 8/01/2029	72,166,875
25,595,000	New Albertsons LP, 7.750%, 6/15/2026	22,324,983
28,915,000	New Albertsons LP, 8.000%, 5/01/2031	24,577,750
9,390,000	New Albertsons LP, 8.700%, 5/01/2030	8,286,675
18,387,000	New Albertsons LP, Series C, MTN, 6.625%, 6/01/2028	13,928,153
2,290,000	Safeway, Inc., 7.250%, 2/01/2031	2,181,225

		162,909,392

	Technology — 1.1%
4,537,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	4,786,535
17,060,000	Amkor Technology, Inc., 6.375%, 10/01/2022	17,361,962
56,340,000	KLA-Tencor Corp., 4.650%, 11/01/2024	57,731,788
15,170,000	KLA-Tencor Corp., 5.650%, 11/01/2034	16,080,573
150,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	169,863

		96,130,721

	Transportation Services — 0.1%
10,503,000	APL Ltd., 8.000%, 1/15/2024(d)(f)	9,452,700

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 18.4%
312,000,000	Canadian Government International Bond, 0.750%, 9/01/2020, (CAD)	$234,974,056
80,645,000	Canadian Government International Bond, 1.750%, 9/01/2019, (CAD)	62,277,058
1,010,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(l)	1,162,209
1,100,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(l)	1,099,147
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(l)	3,947,934
4,455,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(l)	4,359,257
5,820,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(l)	5,641,769
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(l)	3,872,178
4,680,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(l)	4,513,859
5,970,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(l)	5,767,012
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2042, (EUR)(l)	3,874,843
1,605,660,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	13,185,082
4,496,156,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	35,387,188
10,000,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	47,130,491
9,930,439(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	51,444,705
4,250,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	22,220,864
7,740,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	40,244,360
27,224,481(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	146,893,489
3,035,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	16,825,810
21,700,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	128,516,319
252,700,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	170,010,199
175,365,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	128,738,536
458,725,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	59,998,496
658,049,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	82,746,766
162,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	39,214,972
55,925,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	14,522,872
250,000,000	U.S. Treasury Note, 1.000%, 11/30/2018	249,523,303

		1,578,092,774

	Wireless — 1.3%
293,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	14,351,113
134,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	6,293,748
49,955,000	Sprint Capital Corp., 6.875%, 11/15/2028	50,204,775
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	7,042,500
21,052,000	Sprint Communications, Inc., 6.000%, 11/15/2022	21,473,040
8,200,000	Sprint Corp., 7.125%, 6/15/2024	8,507,500
4,727,000	Sprint Corp., 7.250%, 9/15/2021	4,998,802

		112,871,478

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 3.8%
4,370,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	$4,096,091
7,545,000	Bell Canada, Inc., Series M-17, 6.100%, 3/16/2035, (CAD)	7,068,987
1,240,000	CenturyLink, Inc., 5.625%, 4/01/2025	1,212,472
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	7,114,341
1,800,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,606,500
28,385,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	29,449,437
7,940,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	8,247,675
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	327,250
3,620,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	3,321,350
22,335,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	20,827,387
8,581,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	8,109,045
3,200,000	Embarq Corp., 7.995%, 6/01/2036	3,200,000
18,725,000	Frontier Communications Corp., 6.875%, 1/15/2025	11,381,617
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	22,426,560
25,745,000	Level 3 Parent LLC, 5.750%, 12/01/2022	26,039,780
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	39,373,158
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,883,502
25,945,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	24,096,419
26,401,000	Qwest Corp., 6.875%, 9/15/2033	26,254,488
30,646,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	29,190,315
16,440,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	16,111,200
14,223,000	Verizon Communications, Inc., 4.329%, 9/21/2028, 144A	14,294,826
6,309,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A	4,873,703
8,865,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A	7,535,250

		329,041,353

	Total Non-Convertible Bonds (Identified Cost $5,919,807,058)	5,455,073,366

Convertible Bonds — 4.3%
	Building Materials — 0.2%
16,682,000	KB Home, 1.375%, 2/01/2019	16,929,377

	Cable Satellite — 1.7%
14,660,000	DISH Network Corp., 2.375%, 3/15/2024	12,993,656
138,515,000	DISH Network Corp., 3.375%, 8/15/2026	132,110,898

		145,104,554

	Chemicals — 0.1%
4,135,000	RPM International, Inc., 2.250%, 12/15/2020	5,091,012

	Healthcare — 0.1%
8,835,000	Evolent Health, Inc., 2.000%, 12/01/2021	11,868,206

	Independent Energy — 0.4%
31,000,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	30,620,157
6,625,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	6,353,713

		36,973,870

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Leisure — 0.3%
$27,795,000	Rovi Corp., 0.500%, 3/01/2020	$26,213,743

	Midstream — 0.1%
10,955,000	SM Energy Co., 1.500%, 7/01/2021	11,991,255

	Pharmaceuticals — 0.0%
1,655,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,985,343

	REITs – Mortgage — 0.2%
14,245,000	iStar, Inc., 3.125%, 9/15/2022, 144A	13,848,077

	Technology — 1.2%
10,415,000	Booking Holdings, Inc., 0.900%, 9/15/2021	12,356,856
5,009,424	Liberty Interactive LLC, 3.500%, 1/15/2031	6,509,055
23,990,000	Nuance Communications, Inc., 1.000%, 12/15/2035	22,642,481
11,265,000	Nuance Communications, Inc., 1.250%, 4/01/2025	11,634,267
39,710,000	Nuance Communications, Inc., 1.500%, 11/01/2035	40,235,006
5,205,000	Western Digital Corp., 1.500%, 2/01/2024, 144A	4,816,556

		98,194,221

	Total Convertible Bonds (Identified Cost $365,365,365)	368,199,658

Municipals — 1.6%
	District of Columbia — 0.1%
3,850,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	5,206,971

	Illinois — 0.2%
17,570,000	State of Illinois, 5.100%, 6/01/2033	16,862,808

	Michigan — 0.1%
8,930,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	9,046,358

	Puerto Rico — 0.4%
63,900,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(h)	36,982,125

	Virginia — 0.8%
69,695,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	69,088,653

	Total Municipals (Identified Cost $150,510,547)	137,186,915

	Total Bonds and Notes (Identified Cost $6,435,682,970)	5,960,459,939

Loan Participations — 0.1%
	ABS Other — 0.1%
8,736,971	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039 (a)(k) (Identified Cost $8,802,498)	8,343,807

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 1.1%
	Chemicals — 0.4%
$31,355,000	Houghton International, Inc., New 2nd Lien Term Loan, 1-month LIBOR + 8.500%, 10.742%, 12/20/2020(g)	$31,315,806

	Construction Machinery — 0.4%
21,276,992	Onsite Rental Group Pty Ltd., Notes, 6.100%, 10/26/2023, 144A(c)(d)(f)	16,383,284
15,562,263	Onsite Rental Group Pty Ltd., Term Loan B, 1-month LIBOR + 4.500%, 6.716%, 10/26/2022(g)	15,251,017

		31,634,301

	Financial Other — 0.2%
12,682,801	DBRS Ltd., Term Loan, 3-month LIBOR + 5.250%, 7.563%, 3/04/2022(g)	12,698,654

	Natural Gas — 0.0%
1,531,886	Southcross Holdings Borrower LP, Exit Term Loan B, 5.500% PIK, 3.500% Cash, 4/13/2023(m)	1,424,654

	Oil Field Services — 0.0%
2,858,066	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 4.886%, 3/19/2021(g)	2,759,835

	Retailers — 0.0%
2,614,748	Toys “R” Us Property Co. I LLC, New Term Loan B, 1-month LIBOR + 5.000%, 7.242%, 8/21/2019(g)(h)	2,244,316

	Technology — 0.1%
9,507,380	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 11.087%, 4/01/2022(g)	7,244,624

	Transportation Services — 0.0%
2,918,811	OSG Bulk Ships, Inc., OBS Term Loan, 3-month LIBOR + 4.250%, 6.770%, 8/05/2019(g)	2,887,813

	Total Senior Loans (Identified Cost $100,408,252)	92,210,003

Shares
Common Stocks — 5.3%
	Aerospace & Defense — 0.4%
1,423,650	Arconic, Inc.	31,334,536

	Diversified Telecommunication Services — 0.0%
145,667	Cincinnati Bell, Inc.(e)	2,323,389

	Media — 0.0%
303,043	Dex Media, Inc.(c)(e)	3,181,952

	Oil, Gas & Consumable Fuels — 0.2%
1,514	Southcross Holdings LP, Class A(c)(e)	340,650
1,514	Southcross Holdings Group LLC(c)(e)	—
225,503	Paragon Offshore Ltd., Litigation Units, Class B(c)(e)	8,738,241
156,902	Paragon Offshore Ltd., Litigation Units, Class A(c)(e)	126,777
5,886	Frontera Energy Corp.(e)	83,210
846,398	Chesapeake Energy Corp.(e)	3,800,327

		13,089,205

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Pharmaceuticals — 4.7%
6,514,190	Bristol-Myers Squibb Co.	$404,400,915

	Specialty Retail — 0.0%
11,662,687	Onsite Rental Group Pty Ltd.(a)(b)(c)(d)(e)	—

	Total Common Stocks (Identified Cost $248,231,757)	454,329,997

Preferred Stocks — 1.8%
Convertible Preferred Stocks — 1.7%
	Banking — 0.3%
19,062	Bank of America Corp., Series L, 7.250%	24,670,994

	Communications — 0.0%
10,483	Cincinnati Bell, Inc., Series B, 6.750%	513,772

	Energy — 0.1%
242,297	El Paso Energy Capital Trust I, 4.750%	11,385,536

	Independent Energy — 0.5%
172,972	Chesapeake Energy Corp., 4.500%	9,323,191
231,033	Chesapeake Energy Corp., 5.000%	14,238,564
32,522	Chesapeake Energy Corp., Series A, 5.750%, 144A	19,475,035

		43,036,790

	Midstream — 0.5%
18,957	Chesapeake Energy Corp., 5.750%	11,351,954
43,178	Chesapeake Energy Corp., 5.750%, 144A	27,162,852
6,017	Chesapeake Energy Corp., 5.750%	3,785,235

		42,300,041

	REITs – Health Care — 0.1%
116,700	Welltower, Inc., Series I, 6.500%	7,062,684

	REITs – Mortgage — 0.2%
325,207	iStar, Inc., Series J, 4.500%	15,437,576

	Total Convertible Preferred Stocks (Identified Cost $165,100,758)	144,407,393

Non-Convertible Preferred Stocks — 0.1%
	Finance Companies — 0.0%
10,425	iStar, Inc., Series G, 7.650%	253,432

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(e)	1,145,353

	REITs – Office Property — 0.0%
1,596	Highwoods Realty LP, Series A, 8.625%	1,915,200

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	REITs – Warehouse/Industrials — 0.1%
116,192	ProLogis, Inc., Series Q, 8.540%	$7,436,288

	Total Non-Convertible Preferred Stocks (Identified Cost $8,540,569)	10,750,273

	Total Preferred Stocks (Identified Cost $173,641,327)	155,157,666

Closed-End Investment Companies — 0.0%
170,282	NexPoint Strategic Opportunities Fund (Identified Cost $10,230,310)	3,814,317

Principal Amount (‡)
Short-Term Investments — 17.3%
$124,969,685	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2018 at 1.300% to be repurchased at $124,983,223 on 10/01/2018 collateralized by $128,080,000 U.S. Treasury Bond, 3.125% due 8/15/2044 valued at $127,208,031; $275,000 U.S. Treasury Note, 2.000% due 10/31/2022 valued at $267,265 including accrued interest (Note 2 of Notes to Financial Statements)	124,969,685
300,000,000	U.S. Treasury Bills, 1.980% - 1.985%, 11/01/2018(n)(o)	299,467,188
208,000,000	U.S. Treasury Bills, 1.995%, 11/08/2018(n)	207,545,520
400,000,000	U.S. Treasury Bills, 2.030% - 2.047%, 11/15/2018(n)(o)	398,959,376
100,000,000	U.S. Treasury Bills, 2.060%, 11/29/2018(n)	99,652,146
89,275,000	U.S. Treasury Bills, 2.075%, 10/18/2018(n)	89,187,839
80,000,000	U.S. Treasury Bills, 2.081% - 2.086%, 12/06/2018(n)(o)	79,687,966
25,000,000	U.S. Treasury Bills, 2.118%, 12/20/2018(n)	24,881,736
10,725,000	U.S. Treasury Bills, 2.140%, 12/27/2018(n)	10,669,210
150,000,000	U.S. Treasury Bills, 2.160% - 2.200%, 4/25/2019(n)(o)	147,989,354

	Total Short-Term Investments (Identified Cost $1,483,233,210)	1,483,010,020

	Total Investments — 95.2% (Identified Cost $8,460,230,324)	8,157,325,749
	Other assets less liabilities — 4.8%	410,518,873

	Net Assets — 100.0%	$8,567,844,622

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(b)	Fair valued by the Fund’s adviser. At September 30, 2018, the value of these securities amounted to $20,684,320 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

(c)	Securities subject to restriction on resale. At September 30, 2018, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Dex Media, Inc.	August 12, 2016	$1,476,220	$3,181,952	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class C	December 18, 2014	21,396,647	17,108,727	0.2%
GCA2014 Holdings Ltd., Series 2014-1, Class D	December 18, 2014	8,494,926	3,571,492	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	December 18, 2014	32,732,982	—	—
Onsite Rental Group Pty Ltd., Notes	October 26, 2017	15,666,497	16,383,284	0.2%
Onsite Rental Group Pty Ltd.	October 26, 2017	—	—	—
Paragon Offshore Ltd., Litigation Units Class A	July 18, 2017	1,167,146	126,777	Less than 0.1%
Paragon Offshore Ltd., Litigation Units Class B	July 18, 2017	22,768,653	8,738,241	0.1%
Southcross Holdings Group LLC	April 29, 2016	—	—	—
Southcross Holdings LP, Class A	April 29, 2016	2,215,133	340,650	Less than 0.1%

(d)	Illiquid security. (Unaudited)
(e)	Non-income producing security.
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2018, the value of these securities amounted to $116,214,631 or 1.4% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Variable rate security. Rate as of September 30, 2018 is disclosed.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal.
(j)	Perpetual bond with no specified maturity date.
(k)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2018 is disclosed.
(l)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(m)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2018, interest payments were made in cash and principal.
(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(o)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, the value of Rule 144A holdings amounted to $1,296,739,034 or 15.1% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
LIBOR	London Interbank Offered Rate

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2018

Loomis Sayles Strategic Income Fund – (continued)

MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2018

Treasuries	18.4%
Banking	5.2
Independent Energy	5.2
Pharmaceuticals	4.7
Wirelines	3.8
Finance Companies	3.4
Healthcare	3.3
Cable Satellite	3.0
Airlines	2.8
Oil Field Services	2.6
Chemicals	2.5
Technology	2.4
Other Investments, less than 2% each	20.6
Short-Term Investments	17.3

Total Investments	95.2
Other assets less liabilities	4.8

Net Assets	100.0%

Currency Exposure Summary at September 30, 2018

United States Dollar	74.5%
Mexican Peso	5.6
Canadian Dollar	4.9
New Zealand Dollar	4.2
Australian Dollar	2.7
Other, less than 2% each	3.3

Total Investments	95.2
Other assets less liabilities	4.8

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

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|  44

Statements of Assets and Liabilities

September 30, 2018

	Investment Grade Bond Fund	Strategic Income Fund
ASSETS
Investments at cost	$5,203,133,626	$8,460,230,324
Net unrealized depreciation	(51,873,885)	(302,904,575)

Investments at value	5,151,259,741	8,157,325,749
Cash	10	—
Foreign currency at value (identified cost $46,611 and $43,217, respectively)	56,426	43,619
Receivable for Fund shares sold	10,809,496	11,644,039
Receivable for securities sold	363,336,542	311,864,792
Dividends and interest receivable	44,865,535	112,740,960
Tax reclaims receivable	—	926,106
Prepaid expenses (Note 8)	6,226	9,281

TOTAL ASSETS	5,570,333,976	8,594,554,546

LIABILITIES
Payable for securities purchased	1,363,902	1,428,285
Payable for Fund shares redeemed	7,315,775	11,424,083
Payable to custodian bank (Note 7)	—	7,666,023
Management fees payable (Note 5)	1,709,008	3,965,681
Deferred Trustees’ fees (Note 5)	752,029	1,341,883
Administrative fees payable (Note 5)	199,407	308,271
Payable to distributor (Note 5d)	45,879	85,632
Other accounts payable and accrued expenses	372,685	490,066

TOTAL LIABILITIES	11,758,685	26,709,924

NET ASSETS	$5,558,575,291	$8,567,844,622

NET ASSETS CONSIST OF:
Paid-in capital	$5,621,673,484	$8,913,607,644
Accumulated loss	(63,098,193)	(345,763,022)

NET ASSETS	$5,558,575,291	$8,567,844,622

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

September 30, 2018

	Investment Grade Bond Fund	Strategic Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$777,390,942	$1,986,300,178

Shares of beneficial interest	70,791,620	138,005,516

Net asset value and redemption price per share	$10.98	$14.39

Offering price per share (100/95.75 of net asset value) (Note 1)	$11.47	$15.03

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$412,788,060	$1,153,852,571

Shares of beneficial interest	38,015,198	79,451,461

Net asset value and offering price per share	$10.86	$14.52

Class N shares:
Net assets	$1,251,189,264	$176,455,900

Shares of beneficial interest	113,924,091	12,272,775

Net asset value, offering and redemption price per share	$10.98	$14.38

Class Y shares:
Net assets	$3,001,906,314	$5,118,015,616

Shares of beneficial interest	273,173,957	355,984,348

Net asset value, offering and redemption price per share	$10.99	$14.38

Admin Class shares:
Net assets	$115,300,711	$133,220,357

Shares of beneficial interest	10,526,363	9,288,294

Net asset value, offering and redemption price per share	$10.95	$14.34

See accompanying notes to financial statements.

|  46

Statements of Operations

For the Year Ended September 30, 2018

	Investment Grade Bond Fund	Strategic Income Fund
INVESTMENT INCOME
Interest	$208,583,162	$394,395,051
Dividends	3,275,378	25,705,582

	211,858,540	420,100,633

Expenses
Management fees (Note 5)	24,064,905	52,154,306
Service and distribution fees (Note 5)	7,990,970	23,046,569
Administrative fees (Note 5)	2,648,877	4,086,855
Trustees’ fees and expenses (Note 5)	233,306	367,930
Transfer agent fees and expenses (Notes 5 and 6)	4,648,637	7,446,568
Audit and tax services fees	63,525	64,127
Custodian fees and expenses	267,227	458,679
Legal fees	122,938	187,305
Registration fees	258,232	247,887
Shareholder reporting expenses	714,099	752,767
Miscellaneous expenses (Note 8)	159,795	259,883

Total expenses	41,172,511	89,072,876
Less waiver and/or expense reimbursement (Note 5)	(1,270,386)	—

Net expenses	39,902,125	89,072,876

Net investment income	171,956,415	331,027,757

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(64,668,766)	5,557,331
Foreign currency transactions (Note 2c)	(4,121,375)	(3,416,189)
Net change in unrealized appreciation (depreciation) on:
Investments	(88,563,612)	(220,658,716)
Foreign currency translations (Note 2c)	193,101	59,675

Net realized and unrealized loss on investments and foreign currency transactions	(157,160,652)	(218,457,899)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,795,763	$112,569,858

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	Investment Grade Bond Fund			Strategic Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2018	Year Ended September 30, 2017
FROM OPERATIONS:
Net investment income	$171,956,415	$205,406,044		$331,027,757	$398,140,452
Net realized gain (loss) on investments and foreign currency transactions	(68,790,141)	116,825,138		2,141,142	129,390,356
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(88,370,511)	(91,129,640)		(220,599,041)	172,652,000

Net increase in net assets resulting from operations	14,795,763	231,101,542		112,569,858	700,182,808

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(26,935,957)	(60,689,574	)(a)	(83,233,392)	(129,973,495	)(a)
Class C	(15,654,049)	(48,818,614	)(a)	(65,182,313)	(147,784,447	)(a)
Class N	(41,987,053)	(22,304,558	)(a)	(7,465,601)	(8,302,607	)(a)
Class Y	(111,284,265)	(262,616,392	)(a)	(249,028,627)	(319,830,876	)(a)
Admin Class	(778,851)	(1,844,361	)(a)	(5,735,653)	(7,820,574	)(a)

Total distributions	(196,640,175)	(396,273,499)		(410,645,586)	(613,711,999)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(534,159,760)	(345,835,758)		(1,369,576,617)	(1,423,618,832)

Net decrease in net assets	(716,004,172)	(511,007,715)		(1,667,652,345)	(1,337,148,023)
NET ASSETS
Beginning of the year	6,274,579,463	6,785,587,178		10,235,496,967	11,572,644,990

End of the year	$5,558,575,291	$6,274,579,463		$8,567,844,622	$10,235,496,967

(a)	See Note 2e of Notes to Financial Statements.

See accompanying notes to financial statements.

|  48

Financial Highlights

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.30		$11.59		$11.10	$12.11	$12.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.36		0.39	0.40	0.46
Net realized and unrealized gain (loss)	(0.28)		0.05		0.48	(0.95)	0.26

Total from Investment Operations	0.02		0.41		0.87	(0.55)	0.72

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.26)		(0.23)	(0.34)	(0.51)
Net realized capital gains	(0.13)		(0.44)		(0.15)	(0.12)	(0.32)

Total Distributions	(0.34)		(0.70)		(0.38)	(0.46)	(0.83)

Net asset value, end of the period	$10.98		$11.30		$11.59	$11.10	$12.11

Total return(b)	0.19	%(c)	3.88%		8.06%	(4.72)%	6.04%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$777,391		$902,955		$1,130,260	$1,628,216	$1,932,847
Net expenses	0.80	%(d)(f)	0.82	%(e)	0.85%	0.83%	0.83%
Gross expenses	0.82%		0.82%		0.85%	0.83%	0.83%
Net investment income	2.73%		3.23%		3.49%	3.38%	3.75%
Portfolio turnover rate	3%		10%		11%	23%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Effective July 1, 2018, the expense limit decreased to 0.78%.
(e)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.19		$11.48		$11.00	$12.00	$12.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.27		0.30	0.31	0.36
Net realized and unrealized gain (loss)	(0.28)		0.06		0.47	(0.94)	0.27

Total from Investment Operations	(0.06)		0.33		0.77	(0.63)	0.63

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.18)		(0.14)	(0.25)	(0.42)
Net realized capital gains	(0.13)		(0.44)		(0.15)	(0.12)	(0.32)

Total Distributions	(0.27)		(0.62)		(0.29)	(0.37)	(0.74)

Net asset value, end of the period	$10.86		$11.19		$11.48	$11.00	$12.00

Total return(b)	(0.53	)%(c)	3.12%		7.18%	(5.40)%	5.29%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$412,788		$689,798		$1,001,522	$1,219,687	$1,524,806
Net expenses	1.55	%(d)(e)	1.57	%(f)	1.60%	1.58%	1.58%
Gross expenses	1.57%		1.57%		1.60%	1.58%	1.58%
Net investment income	1.96%		2.49%		2.74%	2.63%	3.00%
Portfolio turnover rate	3%		10%		11%	23%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2018, the expense limit decreased to 1.53%.
(f)	Effective July 1, 2017, the expense limit decreased to 1.55%.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.30		$11.58		$11.11	$12.11	$12.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.39		0.43	0.44	0.50
Net realized and unrealized gain (loss)	(0.28)		0.07		0.47	(0.93)	0.26

Total from Investment Operations	0.06		0.46		0.90	(0.49)	0.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.30)		(0.28)	(0.39)	(0.55)
Net realized capital gains	(0.13)		(0.44)		(0.15)	(0.12)	(0.32)

Total Distributions	(0.38)		(0.74)		(0.43)	(0.51)	(0.87)

Net asset value, end of the period	$10.98		$11.30		$11.58	$11.11	$12.11

Total return	0.50%		4.34%		8.31%	(4.28)%	6.41%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,251,189		$1,203,169		$47,343	$21,851	$6,101
Net expenses	0.47	%(b)	0.48	%(c)	0.47%	0.47%	0.47	%(d)
Gross expenses	0.47%		0.48%		0.47%	0.47%	0.47	%(d)
Net investment income	3.05%		3.51%		3.88%	3.78%	4.07%
Portfolio turnover rate	3%		10%		11%	23%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2018, the expense limit decreased to 0.48%.
(c)	Effective July 1, 2017, the expense limit decreased to 0.50%.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.31		$11.59		$11.11	$12.12	$12.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.39		0.42	0.43	0.49
Net realized and unrealized gain (loss)	(0.28)		0.06		0.47	(0.95)	0.26

Total from Investment Operations	0.05		0.45		0.89	(0.52)	0.75

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.29)		(0.26)	(0.37)	(0.54)
Net realized capital gains	(0.13)		(0.44)		(0.15)	(0.12)	(0.32)

Total Distributions	(0.37)		(0.73)		(0.41)	(0.49)	(0.86)

Net asset value, end of the period	$10.99		$11.31		$11.59	$11.11	$12.12

Total return	0.43	%(b)	4.24%		8.25%	(4.47)%	6.30%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,001,906		$3,453,137		$4,571,167	$6,081,536	$6,911,938
Net expenses	0.55	%(c)(d)	0.57	%(e)	0.60%	0.58%	0.59%
Gross expenses	0.57%		0.57%		0.60%	0.58%	0.59%
Net investment income	2.98%		3.48%		3.74%	3.63%	3.99%
Portfolio turnover rate	3%		10%		11%	23%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2018, the expense limit decreased to 0.53%.
(e)	Effective July 1, 2017, the expense limit decreased to 0.55%.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$11.28		$11.56		$11.08		$12.09	$12.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.34		0.37		0.37	0.43
Net realized and unrealized gain (loss)	(0.28)		0.06		0.47		(0.95)	0.26

Total from Investment Operations	0.00	(b)	0.40		0.84		(0.58)	0.69

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.24)		(0.21)		(0.31)	(0.48)
Net realized capital gains	(0.13)		(0.44)		(0.15)		(0.12)	(0.32)

Total Distributions	(0.33)		(0.68)		(0.36)		(0.43)	(0.80)

Net asset value, end of the period	$10.95		$11.28		$11.56		$11.08	$12.09

Total return	(0.07	)%(c)	3.76	%(c)	7.73%		(4.95)%	5.79%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$115,301		$25,521		$35,294		$37,355	$25,585
Net expenses	1.02	%(d)(e)(f)	1.02	%(f)(g)(h)	1.07	%(i)	1.08%	1.09%
Gross expenses	1.05	%(d)	1.03	%(g)	1.07	%(i)	1.08%	1.09%
Net investment income	2.56%		3.03%		3.27%		3.14%	3.49%
Portfolio turnover rate	3%		10%		11%		23%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes refund of prior year service fee of 0.02%. See Note 5b of Notes to Financial Statements.
(e)	Effective July 1, 2018, the expense limit decreased to 1.03%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes refund of prior year service fee of 0.05%.
(h)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(i)	Includes refund of prior year service fee of 0.03%.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.84	$14.70	$14.70	$16.75	$15.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.52	0.56	0.57	0.64	0.58
Net realized and unrealized gain (loss)	(0.33)	0.42	0.61	(1.74)	0.90

Total from Investment Operations	0.19	0.98	1.18	(1.10)	1.48

LESS DISTRIBUTIONS FROM:
Net investment income	(0.57)	(0.52)	(0.36)	(0.57)	(0.62)
Net realized capital gains	(0.07)	(0.32)	(0.82)	(0.38)	(0.04)

Total Distributions	(0.64)	(0.84)	(1.18)	(0.95)	(0.66)

Net asset value, end of the period	$14.39	$14.84	$14.70	$14.70	$16.75

Total return(b)	1.34%	7.01%	8.72%	(6.88)%	9.34%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,986,300	$1,999,385	$2,514,770	$3,318,262	$4,408,257
Net expenses	0.96%	0.96%	0.96%	0.94%	0.94%
Gross expenses	0.96%	0.96%	0.96%	0.94%	0.94%
Net investment income	3.57%	3.82%	4.01%	3.95%	3.44%
Portfolio turnover rate	6%	11%	17%	23%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.97	$14.81	$14.80	$16.85	$16.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.45	0.47	0.52	0.45
Net realized and unrealized gain (loss)	(0.33)	0.44	0.61	(1.74)	0.90

Total from Investment Operations	0.08	0.89	1.08	(1.22)	1.35

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.41)	(0.25)	(0.45)	(0.49)
Net realized capital gains	(0.07)	(0.32)	(0.82)	(0.38)	(0.04)

Total Distributions	(0.53)	(0.73)	(1.07)	(0.83)	(0.53)

Net asset value, end of the period	$14.52	$14.97	$14.81	$14.80	$16.85

Total return(b)	0.60%	6.20%	7.91%	(7.60)%	8.54%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,153,853	$2,248,939	$3,433,204	$4,295,139	$5,390,222
Net expenses	1.71%	1.71%	1.71%	1.69%	1.69%
Gross expenses	1.71%	1.71%	1.71%	1.69%	1.69%
Net investment income	2.79%	3.08%	3.26%	3.20%	2.68%
Portfolio turnover rate	6%	11%	17%	23%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.83	$14.69	$14.69	$16.73	$15.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.60	0.61	0.69	0.61
Net realized and unrealized gain (loss)	(0.32)	0.43	0.62	(1.73)	0.91

Total from Investment Operations	0.24	1.03	1.23	(1.04)	1.52

LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)	(0.57)	(0.41)	(0.62)	(0.67)
Net realized capital gains	(0.07)	(0.32)	(0.82)	(0.38)	(0.04)

Total Distributions	(0.69)	(0.89)	(1.23)	(1.00)	(0.71)

Net asset value, end of the period	$14.38	$14.83	$14.69	$14.69	$16.73

Total return	1.67%	7.38%	9.09%	(6.58)%	9.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$176,456	$141,695	$130,637	$83,405	$57,752
Net expenses	0.63%	0.63%	0.63%	0.62%	0.62%
Gross expenses	0.63%	0.63%	0.63%	0.62%	0.62%
Net investment income	3.91%	4.13%	4.34%	4.33%	3.62%
Portfolio turnover rate	6%	11%	17%	23%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.83	$14.69	$14.69	$16.73	$15.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55	0.59	0.61	0.68	0.61
Net realized and unrealized gain (loss)	(0.32)	0.43	0.61	(1.73)	0.90

Total from Investment Operations	0.23	1.02	1.22	(1.05)	1.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)	(0.56)	(0.40)	(0.61)	(0.66)
Net realized capital gains	(0.07)	(0.32)	(0.82)	(0.38)	(0.04)

Total Distributions	(0.68)	(0.88)	(1.22)	(0.99)	(0.70)

Net asset value, end of the period	$14.38	$14.83	$14.69	$14.69	$16.73

Total return	1.66%	7.22%	9.00%	(6.65)%	9.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,118,016	$5,702,607	$5,350,759	$7,018,369	$8,747,384
Net expenses	0.71%	0.71%	0.71%	0.69%	0.69%
Gross expenses	0.71%	0.71%	0.71%	0.69%	0.69%
Net investment income	3.82%	4.04%	4.26%	4.21%	3.65%
Portfolio turnover rate	6%	11%	17%	23%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014
Net asset value, beginning of the period	$14.79		$14.65		$14.66		$16.70	$15.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48		0.52		0.53		0.60	0.53
Net realized and unrealized gain (loss)	(0.33)		0.43		0.61		(1.73)	0.90

Total from Investment Operations	0.15		0.95		1.14		(1.13)	1.43

LESS DISTRIBUTIONS FROM:
Net investment income	(0.53)		(0.49)		(0.33)		(0.53)	(0.58)
Net realized capital gains	(0.07)		(0.32)		(0.82)		(0.38)	(0.04)

Total Distributions	(0.60)		(0.81)		(1.15)		(0.91)	(0.62)

Net asset value, end of the period	$14.34		$14.79		$14.65		$14.66	$16.70

Total return	1.09%		6.79%		8.42%		(7.13)%	9.12%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$133,220		$142,871		$143,275		$141,844	$139,423
Net expenses	1.20	%(b)	1.19	%(c)	1.20	%(d)	1.19%	1.19%
Gross expenses	1.20	%(b)	1.19	%(c)	1.20	%(d)	1.19%	1.19%
Net investment income	3.33%		3.57%		3.76%		3.73%	3.15%
Portfolio turnover rate	6%		11%		17%		23%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes refund of prior year service fee of 0.01%. See Note 5b of Notes to Financial Statements.
(c)	Includes refund of prior year service fee of 0.02%.
(d)	Includes refund of prior year service fee of 0.01%.

See accompanying notes to financial statements.

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Notes to Financial Statements

September 30, 2018

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N, Class Y and Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and

59  |

Notes to Financial Statements (continued)

September 30, 2018

reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to

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Notes to Financial Statements (continued)

September 30, 2018

procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of September 30, 2018, securities of the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Investment Grade Bond Fund	$116,035,671	2.1%	$845	Less than 0.1%
Strategic Income Fund	116,214,631	1.4%	20,684,320	0.2%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

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Notes to Financial Statements (continued)

September 30, 2018

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

During the year ended September 30, 2018, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Investment Grade Bond Fund	$120,034,497
Strategic Income Fund	$46,611,188

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts

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Notes to Financial Statements (continued)

September 30, 2018

involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2018.

e.  New Disclosure Requirements.  In accordance with new reporting requirements pursuant to Regulation S-X of the Securities and Exchange Commission, presentation of certain amounts on the Statements of Changes in Net Assets, for the year ended September 30, 2017, have been conformed to meet the new disclosure requirements. These adjustments include Distributions to Shareholders; where the prior disclosure separately stated distributions from net investment income and distributions from net realized capital gains for each share class of the Fund, they are now combined into a single line item for each respective share class. In addition, disclosure of Undistributed Net Investment Income has been removed from the Statements of Changes in Net Assets.

The following is a summary of the previously disclosed amounts, as reported at September 30, 2017:

Investment Grade Bond Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(22,698,039)
Class C	(13,586,835)
Class N	(19,578,968)
Class Y	(95,925,578)
Admin Class	(642,265)
Net realized capital gains
Class A	(37,991,535)
Class C	(35,231,779)
Class N	(2,725,590)
Class Y	(166,690,814)
Admin Class	(1,202,096)

Total distributions	$(396,273,499)

UNDISTRIBUTED NET INVESTMENT INCOME	$60,682,395

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Notes to Financial Statements (continued)

September 30, 2018

Strategic Income Fund
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	$(78,875,422)
Class C	(78,726,042)
Class N	(5,305,880)
Class Y	(205,067,266)
Admin Class	(4,720,753)
Net realized capital gains
Class A	(51,098,073)
Class C	(69,058,405)
Class N	(2,996,727)
Class Y	(114,763,610)
Admin Class	(3,099,821)

Total distributions	$(613,711,999)

UNDISTRIBUTED NET INVESTMENT INCOME	$28,981,152

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2018 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses,

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Notes to Financial Statements (continued)

September 30, 2018

taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, defaulted and/or non-income producing securities, foreign currency gains and losses, premium amortization, convertible bonds, paydown gains and losses, partnership basis adjustments, contingent payment debt instruments, and capital gain and return of capital distributions received. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to corporate actions, deferred Trustees’ fees, wash sales, premium amortization, return of capital distributions received, trust preferred securities, defaulted and/or non-income producing securities, contingent payment debt instruments, partnership basis adjustments and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2018 and 2017 were as follows:

	2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Investment Grade Bond Fund	$126,989,994	$69,650,181	$196,640,175
Strategic Income Fund	365,189,758	45,455,828	410,645,586

	2017 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Investment Grade Bond Fund	$158,093,971	$238,179,528	$396,273,499
Strategic Income Fund	372,695,363	241,016,636	613,711,999

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Notes to Financial Statements (continued)

September 30, 2018

For the year ended September 30, 2017 differences between amounts previously reported and now disclosed in Note 2e of the Notes to Financial Statements are primarily attributable to different book and tax treatment for short-term capital gains.

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Investment Grade Bond Fund	Strategic Income Fund
Undistributed ordinary income	$559,022	$12,798,460
Undistributed long-term capital gains	26,482,210	34,578,731

Total undistributed earnings	27,041,232	47,377,191

Unrealized depreciation	(87,081,062)	(360,598,689)

Total accumulated losses	$(60,039,830)	$(313,221,498)

As of September 30, 2018, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Investment Grade Bond Fund	Strategic Income Fund
Unrealized appreciation (depreciation) Investments	$114,863,448	$102,198,245
Foreign currency translations	(201,944,510)	(462,796,934)

Total unrealized depreciation	$(87,081,062)	$(360,598,689)

As of September 30, 2018, the cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Investment Grade Bond Fund	Strategic Income Fund
Federal tax cost	$5,240,724,476	$8,526,267,833

Gross tax appreciation	$236,522,892	$502,804,118
Gross tax depreciation	(325,987,627)	(871,746,202)

Net tax depreciation	$(89,464,735)	$(368,942,084)

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Notes to Financial Statements (continued)

September 30, 2018

Differences between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

h.  Loan Participations.  Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.
i.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2018, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including

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Notes to Financial Statements (continued)

September 30, 2018

accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2018, neither Fund had loaned securities under this agreement.

k.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in

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Notes to Financial Statements (continued)

September 30, 2018

Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018, at value:

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$12,542,941	$50,772,266	(b)	$63,315,207
Airlines	—	80,162,108	7,789,254	(b)	87,951,362
Finance Companies	1,388,072	237,065,814	—		238,453,886
Metals & Mining	—	91,088,549	845	(c)	91,089,394
All Other Non-Convertible Bonds(a)	—	2,525,655,880	—		2,525,655,880

Total Non-Convertible Bonds	1,388,072	2,946,515,292	58,562,365		3,006,465,729

Convertible Bonds(a)	—	82,845,799	—		82,845,799
Municipals(a)	—	18,101,309	—		18,101,309

Total Bonds and Notes	1,388,072	3,047,462,400	58,562,365		3,107,412,837

Common Stocks(a)	37,590,298	—	—		37,590,298
Preferred Stocks(a)	—	2,652,000	—		2,652,000
Short-Term Investments	—	2,003,604,606	—		2,003,604,606

Total	$38,978,370	$5,053,719,006	$58,562,365		$5,151,259,741

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2018

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$8,953,489	$20,680,219	(b)(c)	$29,633,708
Airlines	—	239,031,709	455,986	(d)	239,487,695
Finance Companies	2,444,830	285,125,617	—		287,570,447
Metals & Mining	—	90,600,518	4,101	(e)	90,604,619
All Other Non-Convertible Bonds(a)	—	4,807,776,897	—		4,807,776,897

Total Non-Convertible Bonds	2,444,830	5,431,488,230	21,140,306		5,455,073,366

Convertible Bonds(a)	—	368,199,658	—		368,199,658
Municipals(a)	—	137,186,915	—		137,186,915

Total Bonds and Notes	2,444,830	5,936,874,803	21,140,306		5,960,459,939

Loan Participations(a)	—	—	8,343,807	(d)	8,343,807
Senior Loans(a)	—	92,210,003	—		92,210,003
Common Stocks
Media	—	3,181,952	—		3,181,952
Oil, Gas & Consumable Fuels	3,883,537	9,205,668	—		13,089,205
Specialty Retail	—	—	—	(c)	—
All Other Common Stocks(a)	438,058,840	—	—		438,058,840

Total Common Stocks	441,942,377	12,387,620	—		454,329,997

Preferred Stocks
Convertible Preferred Stocks
Independent Energy	9,323,191	33,713,599	—		43,036,790
Midstream	—	42,300,041	—		42,300,041
REITs – Mortgage	—	15,437,576	—		15,437,576
All Other Convertible Preferred Stocks(a)	43,632,986	—	—		43,632,986

Total Convertible Preferred Stocks	52,956,177	91,451,216	—		144,407,393

Non-Convertible Preferred Stocks
REITs – Office Property	—	1,915,200	—		1,915,200
REITs – Warehouse/Industrials	—	7,436,288	—		7,436,288
All Other Non-Convertible Preferred Stocks(a)	1,398,785	—	—		1,398,785

Total Non-Convertible Preferred Stocks	1,398,785	9,351,488	—		10,750,273

Total Preferred Stocks	54,354,962	100,802,704	—		155,157,666

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Notes to Financial Statements (continued)

September 30, 2018

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Closed-End Investment Companies	$3,814,317	$—	$—	$3,814,317
Short-Term Investments	—	1,483,010,020	—	1,483,010,020

Total	$502,556,486	$7,625,285,150	$29,484,113	$8,157,325,749

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser ($3,571,492) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($17,108,727).
(c)	Includes a security fair valued at zero using Level 3 inputs.
(d)	Valued using broker-dealer bid prices.
(e)	Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2017 and/or September 30, 2018:

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$52,564,401	$—	$26,515	$(5,666)	$—
Airlines	—	10,001	9,839	(501,456)	—
Metals & Mining	676	13,647	—	(13,478)	—

Total	$52,565,077	$23,648	$36,354	$(520,600)	$—

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Notes to Financial Statements (continued)

September 30, 2018

Investment Grade Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(1,812,984)	$—	$—	$50,772,266	$—
Airlines	(1,212,873)	9,483,743	—	7,789,254	(501,456)
Metals & Mining	—	—	—	845	(13,478)

Total	$(3,025,857)	$9,483,743	$—	$58,562,365	$(514,934)

Debt securities valued at $9,483,743 were transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2018

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2017		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$16,947,329	(a)	$—	$—	$1,785,527	$1,947,363
Airlines	923		—	2,269	(22,847)	—
Chemicals	18,072,420		—	—	—	—
Metals & Mining	3,281		66,810	—	(65,990)	—
Retailers	24,046,500		—	—	—	—
Loan Participations
ABS Other	10,742,735		—	(14,643)	(431,968)	—
Senior Loans
Consumer Cyclical Services	7,518,416		—	(5,407)	835,380	809,081
Common Stocks
Media	1,757,649		—	—	—	—
Oil, Gas & Consumable Fuels	7,921,777	(a)	—	(22,293,519)	26,629,418	—
Specialty Retail	—		—	—	—	—

Total	$87,011,030		$66,810	$(22,311,300)	$28,729,520	$2,756,444

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Notes to Financial Statements (continued)

September 30, 2018

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3		Balance as of September 30, 2018		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2018
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—		$20,680,219		$1,785,527
Airlines	(29,284)	505,848	(923)		455,986		(22,847)
Chemicals	—	—	(18,072,420)		—		—
Metals & Mining	—	—	—		4,101		(65,990)
Retailers	—	—	(24,046,500)		—		—
Loan Participations
ABS Other	(1,952,317)	—	—		8,343,807		(436,849)
Senior Loans
Consumer Cyclical Services	(9,157,470)	—	—		—		—
Common Stocks
Media	—	—	(1,757,649)		—		—
Oil, Gas & Consumable Fuels	(6,885,524)	—	(5,372,152	)(a)	—		—
Specialty Retail	—	—	—		—	(a)	—

Total	$(18,024,595)	$505,848	$(49,249,644)		$29,484,113		$1,259,841

(a)	Includes a security fair valued at zero using Level 3 inputs.

A debt security valued at $505,848 was transferred from Level 2 to Level 3 during the period ended September 30, 2018. At September 30, 2017, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

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Notes to Financial Statements (continued)

September 30, 2018

A debt security valued at $923 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $18,072,420 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $24,046,500 was transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Common stocks valued at $7,129,801 were transferred from Level 3 to Level 2 during the period ended September 30, 2018. At September 30, 2017, these securities were valued at fair value as determined in good faith by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund. At September 30, 2018, these securities were valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended September 30, 2018, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Investment Grade Bond Fund	$—	$829,990,954	$134,824,998	$1,061,927,393
Strategic Income Fund	—	250,000,000	438,908,021	1,097,100,423

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Notes to Financial Statements (continued)

September 30, 2018

5. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.8 billion	Next $13 billion	Next $10 billion	Over $25 billion
Investment Grade Bond Fund	0.40%	0.40%	0.40%	0.38%	0.38%
Strategic Income Fund	0.65%	0.60%	0.55%	0.54%	0.53%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2019, except for Investment Grade Bond Fund which are in effect until January 31, 2020 may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2018 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	0.78%	1.53%	0.48%	0.53%	1.03%
Strategic Income Fund	1.25%	2.00%	0.95%	1.00%	1.50%

Prior to July 1, 2018, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Investment Grade Bond Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	0.80%	1.55%	0.50%	0.55%	1.05%

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Notes to Financial Statements (continued)

September 30, 2018

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2018, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Investment Grade Bond Fund	$24,064,905	0.40%
Strategic Income Fund	52,154,306	0.56%

For the year ended September 30, 2018, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Admin Class	Total
Investment Grade Bond Fund	$228,064	$152,404	$—	$878,186	$11,732	$1,270,386

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2019.

No expenses were recovered for either Fund during the year ended September 30, 2018 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and a Distribution Plan relating to each Fund’s Admin Class shares (the “Admin Class Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

77  |

Notes to Financial Statements (continued)

September 30, 2018

Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Funds may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2018, the service and distribution fees for each Fund were as follows:

	Service Fees			Distribution Fees
Fund	Class A	Class C	Admin Class	Class C	Admin Class
Investment Grade Bond Fund	$2,162,593	$1,409,469	$91,090	$4,228,408	$99,410
Strategic Income Fund	4,737,552	4,409,727	325,673	13,229,181	344,436

For the year ended September 30, 2018, Natixis Distribution refunded Investment Grade Bond Fund $8,320 and Strategic Income Fund $18,763 of prior year Admin Class service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

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Notes to Financial Statements (continued)

September 30, 2018

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2018, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which was reevaluated on an annual basis.

For the year ended September 30, 2018, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Investment Grade Bond Fund	$2,648,877
Strategic Income Fund	4,086,855

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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Notes to Financial Statements (continued)

September 30, 2018

For the year ended September 30, 2018, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Investment Grade Bond Fund	$4,420,691
Strategic Income Fund	6,954,311

As of September 30, 2018, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Investment Grade Bond Fund	$45,879
Strategic Income Fund	85,632

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2018, were as follows:

Fund	Commissions
Investment Grade Bond Fund	$42,900
Strategic Income Fund	79,041

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $340,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $170,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $12,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she

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Notes to Financial Statements (continued)

September 30, 2018

attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2018, the Chairperson of the Board received a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $155,000, the chairperson of the Contract Review Committee and Audit Committee each received an additional retainer fee at the annual rate of $17,500 and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $10,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2018, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Investment Grade Bond Fund representing 0.11% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

6.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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Notes to Financial Statements (continued)

September 30, 2018

For the year ended September 30, 2018, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	$840,943	$557,690	$3,203	$3,209,405	$37,396
Strategic Income Fund	1,548,869	1,436,184	1,978	4,347,028	112,509

7.  Payable to Custodian Bank.  The Funds’ custodian bank, State Street Bank, provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. At September 30, 2018, the Strategic Income Fund had a payable of $7,666,023 to the custodian bank for an inadvertent overdraft due to a security sale transaction not settling as expected.

8.  Line of Credit.  Effective April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 12, 2018, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund was able borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate did not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.15% per annum, payable on the last business day of each month, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

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Notes to Financial Statements (continued)

September 30, 2018

For the year ended September 30, 2018, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2018, based on management’s evaluation of the shareholder account base, the Investment Grade Bond Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Account Holders	Percentage of Ownership
2	24.05%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2018

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	26,350,729	$290,166,021	19,528,126	$217,152,190
Issued in connection with the reinvestment of distributions	1,939,385	21,405,938	4,610,265	50,116,925
Redeemed	(37,379,900)	(411,498,034)	(41,811,856)	(466,635,041)

Net change	(9,089,786)	$(99,926,075)	(17,673,465)	$(199,365,926)

Class C
Issued from the sale of shares	2,011,124	$22,000,351	3,086,119	$33,663,672
Issued in connection with the reinvestment of distributions	1,080,461	11,807,321	3,067,848	32,931,990
Redeemed	(26,695,866)	(290,792,159)	(31,785,356)	(350,114,834)

Net change	(23,604,281)	$(256,984,487)	(25,631,389)	$(283,519,172)

Class N
Issued from the sale of shares	47,337,549	$520,862,751	113,062,434	$1,236,685,568
Issued in connection with the reinvestment of distributions	3,799,061	41,897,623	2,009,435	22,234,080
Redeemed	(43,651,422)	(478,691,782)	(12,720,056)	(141,192,418)

Net change	7,485,188	$84,068,592	102,351,813	$1,117,727,230

Class Y
Issued from the sale of shares	83,609,222	$923,226,055	96,437,874	$1,075,867,439
Issued in connection with the reinvestment of distributions	8,916,183	98,436,771	21,650,224	235,495,402
Redeemed	(124,671,025)	(1,373,103,002)	(207,134,566)	(2,283,144,056)

Net change	(32,145,620)	$(351,440,176)	(89,046,468)	$(971,781,215)

Admin Class
Issued from the sale of shares	9,244,822	$100,929,159	658,125	$7,267,683
Issued in connection with the reinvestment of distributions	37,178	408,621	74,152	803,727
Redeemed	(1,018,175)	(11,215,394)	(1,522,308)	(16,968,085)

Net change	8,263,825	$90,122,386	(790,031)	$(8,896,675)

Increase (decrease) from capital share transactions	(49,090,674)	$(534,159,760)	(30,789,540)	$(345,835,758)

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Notes to Financial Statements (continued)

September 30, 2018

11.  Capital Shares (continued).

	Year Ended September 30, 2018		Year Ended September 30, 2017
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	51,625,278	$738,924,261	34,163,244	$498,076,337
Issued in connection with the reinvestment of distributions	4,060,455	58,682,435	6,886,842	98,525,119
Redeemed	(52,391,158)	(758,110,873)	(77,412,456)	(1,124,169,037)

Net change	3,294,575	$39,495,823	(36,362,370)	$(527,567,581)

Class C
Issued from the sale of shares	2,803,621	$41,029,278	6,318,531	$91,629,894
Issued in connection with the reinvestment of distributions	3,309,104	48,333,624	6,434,294	92,620,761
Redeemed	(76,940,917)	(1,116,045,348)	(94,279,847)	(1,380,990,323)

Net change	(70,828,192)	$(1,026,682,446)	(81,527,022)	$(1,196,739,668)

Class N
Issued from the sale of shares	4,812,920	$69,711,732	4,399,351	$63,538,392
Issued in connection with the reinvestment of distributions	485,081	6,999,401	548,523	7,855,589
Redeemed	(2,582,475)	(37,282,778)	(4,286,131)	(61,729,981)

Net change	2,715,526	$39,428,355	661,743	$9,664,000

Class Y
Issued from the sale of shares	77,541,895	$1,122,643,031	122,181,068	$1,771,665,978
Issued in connection with the reinvestment of distributions	12,318,919	177,879,588	16,052,646	229,905,077
Redeemed	(118,518,308)	(1,716,975,666)	(117,951,245)	(1,708,750,729)

Net change	(28,657,494)	$(416,453,047)	20,282,469	$292,820,326

Admin Class
Issued from the sale of shares	1,110,070	$16,029,203	1,318,704	$19,155,611
Issued in connection with the reinvestment of distributions	336,388	4,845,855	441,805	6,304,627
Redeemed	(1,818,549)	(26,240,360)	(1,879,607)	(27,256,147)

Net change	(372,091)	$(5,365,302)	(119,098)	$(1,795,909)

Increase (decrease) from capital share transactions	(93,847,676)	$(1,369,576,617)	(97,064,278)	$(1,423,618,832)

12.  Subsequent Event.  On October 5, 2018, the Board of Trustees approved a change to the fiscal year end of Investment Grade Bond Fund from September 30 to December 31.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Shareholders of Loomis Sayles Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund (two of the funds constituting Loomis Sayles Funds II, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the five years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

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Report of Independent Registered Public Accounting Firm

September 30, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2018

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

87  |

2018 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2018, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Investment Grade Bond Fund	6.14%
Strategic Income Fund	8.39%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2018, unless subsequently determined to be different.

Fund	Amount
Investment Grade Bond Fund	$69,650,181
Strategic Income Fund	45,455,828

Qualified Dividend Income.  For the fiscal year ended September 30, 2018, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2018, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Investment Grade Bond Fund
Strategic Income Fund

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman; formerly, Chief Executive Officer of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	51 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (Bank)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

91  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	51 Director, FutureFuel Corp. (Chemicals and Biofuels)	Experience on the Board and on the boards of other business organizations; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

93  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

95  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST continued

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  96

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Richard A. Goglia, Mr. Martin T. Meehan, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18
Loomis Sayles Funds II	$379,111	$345,589	$15,384	$4,749	$148,072	$65,572	$—	$—

1.	Audit-related fees consist of:
2017 & 2018 — performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:
2017 & 2018 — review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2017 and 2018 were $163,456 and $70,321, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18	10/1/16- 9/30/17	10/1/17- 9/30/18
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/16- 9/30/17	10/1/17- 9/30/18
Control Affiliates	$77,290	$62,411

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta

Name: Title: Date:	David L. Giunta President and Chief Executive Officer November 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name: Title: Date:	David L. Giunta President and Chief Executive Officer November 20, 2018

By:	/s/ Michael C. Kardok

Name: Title: Date:	Michael C. Kardok Treasurer November 20, 2018